                                                                  EXHIBIT NO. 99

                            GLOBAL STRUCTURED FINANCE

                               BAFC 2004-B Group 1
                              Jumbo 3/1 Hybrid Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $127,665,245.08
Loan Count: 282
Cut-Off Date: 2004-10-01
Avg. Loan Balance: $452,713.64
Avg. Orig. Balance: $452,771.85
W.A. FICO: 731
W.A. Orig. LTV: 77.21%
W.A. Cut-Off LTV: 77.20%
W.A. Gross Coupon: 5.1214%
W.A. Net Coupon: 4.8640%
W.A. Svcg Fee: 0.2500%
W.A. Trustee Fee: 0.0060%
W.A. LPMI: 0.0014%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 360 months
W.A. Age: 0 months
% over 80 OLTV: 2.52%
% over 100 OLTV: 0.00%
% with PMI: 2.52%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.24%
W.A. MI Adjusted LTV: 76.60%
% Second Lien: 0.00%
% with Prepay Penalty: 2.04%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.70%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                         ORIGINAL BALANCE         PERCENT
                         ----------------------   -------
                         $50,001 - $150,000          0.59%
                         $150,001 - $250,000         4.38
                         $250,001 - $350,000        12.09
                         $350,001 - $450,000        29.23
                         $450,001 - $550,000        15.44
                         $550,001 - $650,000        17.15
                         $650,001 - $750,000         5.01
                         $750,001 - $850,000         4.97
                         $850,001 - $950,000         4.98
                         $950,001 - $1,050,000       6.17
                                                  -------
                         Total:                    100.00%
                                                  =======

Average: $452,771.85
Lowest: $111,100.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                         CUT-OFF BALANCE          PERCENT
                         ----------------------   -------
                         $50,001 - $150,000          0.59%
                         $150,001 - $250,000         4.38
                         $250,001 - $350,000        12.09
                         $350,001 - $450,000        29.23
                         $450,001 - $550,000        15.44
                         $550,001 - $650,000        17.15
                         $650,001 - $750,000         5.01
                         $750,001 - $850,000         4.97
                         $850,001 - $950,000         4.98
                         $950,001 - $1,050,000       6.17
                                                  -------
                         Total:                    100.00%
                                                  =======

Average: $452,713.64
Lowest: $111,100.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

                            LIEN POSITION    PERCENT
                            --------------   -------
                            1                 100.00%
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

5. Coupon

                            COUPON           PERCENT
                            --------------   -------
                            3.001 - 3.500       0.62%
                            3.501 - 4.000       0.61
                            4.001 - 4.500      10.71
                            4.501 - 5.000      34.33
                            5.001 - 5.500      37.05
                            5.501 - 6.000      14.46
                            6.001 - 6.500       2.04
                            6.501 - 7.000       0.18
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 5.121%
Lowest: 3.250%
Highest: 6.875%

--------------------------------------------------------------------------------

6. Credit Score

                            CREDIT SCORE     PERCENT
                            --------------   -------
                            800 - 849           0.42%
                            750 - 799          26.58
                            700 - 749          59.46
                            650 - 699          13.53
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 731
Lowest: 662
Highest: 816

--------------------------------------------------------------------------------

7. PMI Providers

                            PMI PROVIDERS    PERCENT
                            --------------   -------
                            NONE               97.48%
                            MGIC                0.98
                            TGRIC               0.62
                            GEMIC               0.32
                            UGRIC               0.30
                            PMIC                0.29
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

8. Product Type

                         PRODUCT TYPE             PERCENT
                         ----------------------   -------
                         3/27 1YR LIBOR - IO        67.91%
                         3/27 6MO LIBOR - IO        21.80
                         3/27 1YR LIBOR              9.41
                         3/27 6MO LIBOR              0.59
                         3/27 1YR CMT                0.30
                                                  -------
                         Total:                    100.00%
                                                  =======

--------------------------------------------------------------------------------

9. Index

                            INDEX            PERCENT
                            --------------   -------
                            1YR LIBOR          77.32%
                            6MO LIBOR          22.38
                            1YR CMT             0.30
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

10. Loan Purpose

                         LOAN PURPOSE             PERCENT
                         ----------------------   -------
                         Purchase                   81.97%
                         Refinance-Rate/Term         9.74
                         Refinance-Cashout           8.29
                                                  -------
                         Total:                    100.00%
                                                  =======

--------------------------------------------------------------------------------

11. Property Type

                            PROPERTY TYPE    PERCENT
                            --------------   -------
                            SFR                53.99%
                            PUD                28.09
                            Condominium         8.21
                            Condo - Low         3.85
                            PUD Detached        2.93
                            2-Family            1.33
                            PUD Attached        0.87
                            Condo - High        0.42
                            SFR-Attached        0.32
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

12. Occupancy Status

                         OCCUPANCY STATUS         PERCENT
                         ----------------------   -------
                         Primary                    92.74%
                         Secondary                   7.26
                                                  -------
                         Total:                    100.00%
                                                  =======

--------------------------------------------------------------------------------

13. Documentation

                            DOCUMENTATION    PERCENT
                            --------------   -------
                            Preferred          57.25%
                            Stated Income      22.38
                            Full               13.48
                            Alternative         6.16
                            Streamline          0.72
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

14. State

                            STATE            PERCENT
                            --------------   -------
                            California         59.37%
                            Nevada              4.67
                            Florida             4.54
                            New Jersey          3.58
                            Virginia            2.96
                            Other              24.87
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

15. California

                         CALIFORNIA               PERCENT
                         ----------------------   -------
                         Northern California        43.57%
                         Southern California        56.43
                                                  -------
                         Total:                    100.00%
                                                  =======

--------------------------------------------------------------------------------

16. Zip Code

                            ZIP CODE         PERCENT
                            --------------   -------
                            93063               1.70%
                            94566               1.40
                            89052               1.29
                            93108               1.27
                            94582               1.13
                            Other              93.20
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

17. Convertible Flag

                         CONVERTIBLE FLAG         PERCENT
                         ----------------------   -------
                         N                         100.00%
                                                  -------
                         Total:                    100.00%
                                                  =======

--------------------------------------------------------------------------------

18. Delinquency*

                            DELINQUENCY*     PERCENT
                            --------------   -------
                            0-29 days         100.00%
                                             -------
                            Total:            100.00%
                                             =======

* MBA method

--------------------------------------------------------------------------------

19. OLTV

                            OLTV             PERCENT
                            --------------   -------
                            40.01 - 50.00       0.62%
                            50.01 - 60.00       2.79
                            60.01 - 70.00      10.32
                            70.01 - 80.00      83.75
                            80.01 - 90.00       1.89
                            90.01 - 100.00      0.62
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 77.21%
Lowest: 43.87%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

                            CUT-OFF LTV      PERCENT
                            --------------   -------
                            40.01 - 50.00       0.62%
                            50.01 - 60.00       2.79
                            60.01 - 70.00      10.32
                            70.01 - 80.00      83.75
                            80.01 - 90.00       1.89
                            90.01 - 100.00      0.62
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 77.20%
Lowest: 43.87%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Prepayment Penalty Term

                         PREPAYMENT PENALTY TERM   PERCENT
                         -----------------------   -------
                         0                           97.96%
                         36                           2.04
                                                   -------
                         Total:                     100.00%
                                                   =======

W.A.: 0.7 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

22. Original Term

                            ORIGINAL TERM    PERCENT
                            --------------   -------
                            360               100.00%
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                         CUT-OFF REMAINING TERM   PERCENT
                         ----------------------   -------
                         349 - 360                 100.00%
                                                  -------
                         Total:                    100.00%
                                                  =======

W.A.: 359.6 months
Lowest: 353 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                            CUTOFF LOAN AGE   PERCENT
                            ---------------   -------
                            0                   69.97%
                            1 - 12              30.03
                                              -------
                            Total:             100.00%
                                              =======

W.A.: 0.4 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

25. Gross Margin

                            GROSS MARGIN     PERCENT
                            --------------   -------
                            2.250              99.41%
                            2.750               0.30
                            2.875               0.29
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 2.253%
Lowest: 2.250%
Highest: 2.875%

--------------------------------------------------------------------------------

26. Initial Cap (ARMs)

                         INITIAL CAP (ARMs)       PERCENT
                         ----------------------   -------
                         2.000                      76.15%
                         5.000                      22.38
                         6.000                       1.47
                                                  -------
                         Total:                    100.00%
                                                  =======

W.A.: 2.730%
Lowest: 2.000%
Highest: 6.000%

--------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

                         PERIODIC CAP (ARMs)      PERCENT
                         ----------------------   -------
                         1.000                      22.38%
                         2.000                      77.62
                                                  -------
                         Total:                    100.00%
                                                  =======

W.A.: 1.776%
Lowest: 1.000%
Highest: 2.000%

--------------------------------------------------------------------------------


28. Maximum Rate (ARMs)

                         MAXIMUM RATE (ARMs)      PERCENT
                         ----------------------   -------
                         9.001 - 10.000              1.23%
                         10.001 - 11.000            45.04
                         11.001 - 12.000            51.51
                         12.001 - 13.000             2.22
                                                  -------
                         Total:                    100.00%
                                                  =======

W.A.: 11.122%
Lowest: 9.250%
Highest: 12.875%

--------------------------------------------------------------------------------

29. Cutoff Rollterm

                            CUTOFF ROLLTERM   PERCENT
                            ---------------   -------
                            25 - 36             99.26%
                            37 - 48              0.74
                                              -------
                            Total:             100.00%
                                              =======

W.A.: 35.6 months
Lowest: 29 months
Highest: 37 months

--------------------------------------------------------------------------------

30. Originator

                      ORIGINATOR                          PERCENT
                      ---------------------------------   -------
                      Countrywide Home Loans, Inc.          77.62%
                      GreenPoint Mortgage Funding Inc.      22.38
                                                          -------
                      Total:                               100.00%
                                                          =======

--------------------------------------------------------------------------------

31. Servicer

                      SERVICER                            PERCENT
                      ---------------------------------   -------
                      Countrywide Home Loans, Inc.          77.62%
                      GreenPoint Mortgage Funding Inc.      22.38
                                                          -------
                      Total:                               100.00%
                                                          =======

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                               BAFC 2004-B Group 2
                             Jumbo 10/1 Hybrid Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $93,647,096.62
Loan Count: 144
Cut-off Date: 2004-10-01
Avg. Loan Balance: $650,327.06
Avg. Orig. Balance: $651,828.10
W.A. FICO: 744
W.A. Orig. LTV: 65.58%
W.A. Cut-Off LTV: 65.46%
W.A. Gross Coupon: 5.5804%
W.A. Net Coupon: 5.1943%
W.A. Svcg Fee: 0.3801%
W.A. Trustee Fee: 0.0060%
W.A. LPMI:
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 OLTV: 0.00%
% over 100 OLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 65.46%
% Second Lien: 0.00%
% with Prepay Penalty: 0.37%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.84%

* FICO not available for 1 loans, or 1.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                         ORIGINAL BALANCE          PERCENT
                         -----------------------   -------
                         $150,001 - $250,000          0.59%
                         $250,001 - $350,000          2.46
                         $350,001 - $450,000         14.95
                         $450,001 - $550,000         15.01
                         $550,001 - $650,000         10.24
                         $650,001 - $750,000          2.23
                         $750,001 - $850,000          7.65
                         $850,001 - $950,000          2.78
                         $950,001 - $1,050,000       34.97
                         $1,050,001 - $1,150,000      2.34
                         $1,150,001 - $1,250,000      3.77
                         $1,250,001 - $1,350,000      1.40
                         $1,450,001 - $1,550,000      1.59
                                                   -------
                         Total:                     100.00%
                                                   =======

Average: $651,828.10
Lowest: $151,920.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                         CUT-OFF BALANCE           PERCENT
                         -----------------------   -------
                         $150,001 - $250,000          0.59%
                         $250,001 - $350,000          2.46
                         $350,001 - $450,000         14.95
                         $450,001 - $550,000         15.01
                         $550,001 - $650,000         10.24
                         $650,001 - $750,000          2.23
                         $750,001 - $850,000          8.56
                         $850,001 - $950,000          2.78
                         $950,001 - $1,050,000       34.07
                         $1,050,001 - $1,150,000      2.34
                         $1,150,001 - $1,250,000      3.77
                         $1,250,001 - $1,350,000      1.40
                         $1,450,001 - $1,550,000      1.59
                                                   -------
                         Total:                     100.00%
                                                   =======

Average: $650,327.06
Lowest: $151,920.00
Highest: $1,492,231.88

--------------------------------------------------------------------------------

4. Lien Position

                            LIEN POSITION    PERCENT
                            -------------    -------
                            1                 100.00%
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

5. Coupon

                            COUPON          PERCENT
                            -------------   -------
                            4.501 - 5.000      7.96%
                            5.001 - 5.500     36.59
                            5.501 - 6.000     49.73
                            6.001 - 6.500      5.72
                                            -------
                            Total:           100.00%
                                            =======

W.A.: 5.580%
Lowest: 4.625%
Highest: 6.500%


--------------------------------------------------------------------------------

6. Credit Score

                            CREDIT SCORE    PERCENT
                            ------------    -------
                            800 - 849          2.69%
                            750 - 799         46.76
                            700 - 749         36.66
                            650 - 699         11.76
                            600 - 649          1.06
                            N/A                1.07
                                            -------
                            Total:           100.00%
                                            =======

W.A.: 744
Lowest: 649
Highest: 821


--------------------------------------------------------------------------------

7. PMI Providers

                            PMI PROVIDERS     PERCENT
                            -------------     -------
                            NONE               100.00%
                                              -------
                            Total:             100.00%
                                              =======

--------------------------------------------------------------------------------

8. Product Type

                         PRODUCT TYPE              PERCENT
                         --------------------      -------
                         10/20 1YR LIBOR - IO        48.07%
                         10/20 1YR CMT               34.41
                         10/20 1YR LIBOR             15.57
                         10/20 6MO LIBOR - IO         0.91
                         10/5 1YR LIBOR - IO          0.59
                         10/20 6MO LIBOR              0.45
                                                   -------
                         Total:                     100.00%
                                                   =======

--------------------------------------------------------------------------------

9. Index

                            INDEX           PERCENT
                            ---------       -------
                            1YR LIBOR         64.23%
                            1YR CMT           34.41
                            6MO LIBOR          1.36
                                            -------
                            Total:           100.00%
                                            =======

--------------------------------------------------------------------------------

10. Loan Purpose

                         LOAN PURPOSE           PERCENT
                         -------------------    -------
                         Purchase                 76.61%
                         Refinance-Rate/Term      15.99
                         Refinance-Cashout         7.40
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

11. Property Type

                            PROPERTY TYPE     PERCENT
                            -------------     -------
                            SFR                 69.56%
                            PUD                 19.06
                            PUD Detached         4.12
                            Condominium          3.55
                            Condo - High         3.41
                            PUD Attached         0.30
                                              -------
                            Total:             100.00%
                                              =======

--------------------------------------------------------------------------------

12. Occupancy Status

                            OCCUPANCY STATUS     PERCENT
                            ----------------     -------
                            Primary                97.31%
                            Secondary               2.69
                                                 -------
                            Total:                100.00%
                                                 =======

--------------------------------------------------------------------------------

13. Documentation

                            DOCUMENTATION      PERCENT
                            -------------      -------
                            Full                 42.66%
                            Preferred            31.21
                            Full/Alt             11.81
                            Alternative           7.46
                            Asset Only            4.61
                            Stated Income         1.36
                            Streamline            0.50
                            Stated/VOA            0.38
                                               -------
                            Total:              100.00%
                                               =======

--------------------------------------------------------------------------------

14. State

                            STATE            PERCENT
                            -------------    -------
                            California         51.94%
                            Virginia            7.11
                            Illinois            6.88
                            Massachusetts       4.78
                            Florida             3.11
                            Other              26.18
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

15. California

                         CALIFORNIA            PERCENT
                         -------------------   -------
                         Northern California     33.22%
                         Southern California     66.78
                                               -------
                         Total:                 100.00%
                                               =======

--------------------------------------------------------------------------------

16. Zip Code

                            ZIP CODE     PERCENT
                            --------     -------
                            90077           2.84%
                            60010           2.13
                            02116           2.13
                            20007           2.13
                            90210           1.40
                            Other          89.37
                                         -------
                            Total:        100.00%
                                         =======

--------------------------------------------------------------------------------

17. Convertible Flag

                         CONVERTIBLE FLAG    PERCENT
                         ----------------    -------
                         N                    100.00%
                                             -------
                         Total:               100.00%
                                             =======

--------------------------------------------------------------------------------

18. Delinquency*

                            DELINQUENCY*     PERCENT
                            ------------     -------
                            0-29 days         100.00%
                                             -------
                            Total:            100.00%
                                             =======

* MBA method

--------------------------------------------------------------------------------

19. OLTV

                            OLTV            PERCENT
                            -------------   -------
                            <= 20.00           1.07%
                            20.01 - 30.00      1.07
                            30.01 - 40.00      3.71
                            40.01 - 50.00     12.15
                            50.01 - 60.00     15.55
                            60.01 - 70.00     22.53
                            70.01 - 80.00     43.94
                                            -------
                            Total:           100.00%
                                            =======

W.A.: 65.58%
Lowest: 19.61%
Highest: 80.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

                            CUT-OFF LTV      PERCENT
                            -------------    -------
                            <= 20.00            1.07%
                            20.01 - 30.00       1.07
                            30.01 - 40.00       3.71
                            40.01 - 50.00      12.15
                            50.01 - 60.00      16.45
                            60.01 - 70.00      21.62
                            70.01 - 80.00      43.94
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 65.46%
Lowest: 19.58%
Highest: 80.00%

--------------------------------------------------------------------------------

21. Prepayment Penalty Term

                         PREPAYMENT PENALTY TERM      PERCENT
                         -----------------------      -------
                         0                              99.63%
                         36                              0.37
                                                      -------
                         Total:                        100.00%
                                                      =======

W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

22. Original Term

                            ORIGINAL TERM     PERCENT
                            -------------     -------
                            180                  0.59%
                            360                 99.41
                                              -------
                            Total:             100.00%
                                              =======

W.A.: 358.9 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                         CUT-OFF REMAINING TERM      PERCENT
                         ----------------------      -------
                         169 - 180                      0.59%
                         349 - 360                     99.41
                                                     -------
                         Total:                       100.00%
                                                     =======

W.A.: 358.1 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                            CUTOFF LOAN AGE     PERCENT
                            ---------------     -------
                            0                     43.17%
                            1 - 12                56.83
                                                -------
                            Total:               100.00%
                                                =======

W.A.: 0.9 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

25. Gross Margin

                            GROSS MARGIN     PERCENT
                            ------------     -------
                            1.875               0.91%
                            2.250              64.68
                            2.750              34.41
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 2.419%
Lowest: 1.875%
Highest: 2.750%

--------------------------------------------------------------------------------

26. Initial Cap (ARMs)

                         INITIAL CAP (ARMs)    PERCENT
                         ------------------    -------
                         5.000                   99.58%
                         6.000                    0.42
                                               -------
                         Total:                 100.00%
                                               =======

W.A.: 5.004%
Lowest: 5.000%
Highest: 6.000%

--------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

                         PERIODIC CAP (ARMs)      PERCENT
                         -------------------      -------
                         1.000                       1.36%
                         2.000                      98.64
                                                  -------
                         Total:                    100.00%
                                                  =======

W.A.: 1.986%
Lowest: 1.000%
Highest: 2.000%

--------------------------------------------------------------------------------

28. Maximum Rate (ARMs)

                         MAXIMUM RATE (ARMs)        PERCENT
                         -------------------        -------
                         9.001 - 10.000                7.96%
                         10.001 - 11.000              85.90
                         11.001 - 12.000               6.15
                                                    -------
                         Total:                      100.00%
                                                    =======

W.A.: 10.585%
Lowest: 9.625%
Highest: 11.500%

--------------------------------------------------------------------------------

29. Cutoff Rollterm

                            CUTOFF ROLLTERM    PERCENT
                            ---------------    -------
                            109 - 120           100.00%
                                               -------
                            Total:              100.00%
                                               =======

W.A.: 119.1 months
Lowest: 115 months
Highest: 120 months


--------------------------------------------------------------------------------

30. Originator

                    ORIGINATOR                         PERCENT
                    --------------------------------   -------
                    Countrywide Home Loans, Inc.         52.04%
                    GreenPoint Mortgage Funding Inc.      1.36
                    National City Mortgage Company       12.19
                    Wells Fargo Home Mortgage, Inc.      34.41
                                                       -------
                    Total:                              100.00%
                                                       =======

--------------------------------------------------------------------------------

31. Servicer

                    SERVICER                           PERCENT
                    --------------------------------   -------
                    Countrywide Home Loans, Inc.         52.04%
                    GreenPoint Mortgage Funding Inc.      1.36
                    National City Mortgage Company       12.19
                    Wells Fargo Home Mortgage, Inc.      34.41
                                                       -------
                    Total:                              100.00%
                                                       =======

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC


________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                               BAFC 2004-B Group 3
                              Alt-A 3/1 Hybrid Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $164,959,901.43
Loan Count: 419
Cut-off Date: 2004-10-01
Avg. Loan Balance: $393,699.05
Avg. Orig. Balance: $393,741.31
W.A. FICO: 704
W.A. Orig. LTV: 74.27%
W.A. Cut-Off LTV: 74.26%
W.A. Gross Coupon: 5.4261%
W.A. Net Coupon: 5.0554%
W.A. Svcg Fee: 0.3625%
W.A. Trustee Fee: 0.0060%
W.A. LPMI: 0.0022%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 360 months
W.A. Age: 0 months
% over 80 OLTV: 6.51%
% over 100 OLTV: 0.00%
% with PMI: 6.51%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.51%
W.A. MI Adjusted LTV: 72.96%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.04%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                         ORIGINAL BALANCE           PERCENT
                         ----------------------     --------
                         <= $50,000                     0.06%
                         $50,001 - $150,000             2.39
                         $150,001 - $250,000            7.54
                         $250,001 - $350,000           12.36
                         $350,001 - $450,000           28.46
                         $450,001 - $550,000           19.13
                         $550,001 - $650,000           15.69
                         $650,001 - $750,000            2.60
                         $750,001 - $850,000            1.89
                         $850,001 - $950,000            2.12
                         $950,001 - $1,050,000          6.06
                         $1,250,001 - $1,350,000        0.80
                         $1,450,001 - $1,550,000        0.91
                                                    --------
                         Total:                       100.00%
                                                    ========

Average: $393,741.31
Lowest: $24,650.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                         CUT-OFF BALANCE            PERCENT
                         -----------------------    -------
                         <= $50,000                    0.06%
                         $50,001 - $150,000            2.39
                         $150,001 - $250,000           7.54
                         $250,001 - $350,000          12.36
                         $350,001 - $450,000          28.46
                         $450,001 - $550,000          19.13
                         $550,001 - $650,000          15.69
                         $650,001 - $750,000           2.60
                         $750,001 - $850,000           1.89
                         $850,001 - $950,000           2.12
                         $950,001 - $1,050,000         6.06
                         $1,250,001 - $1,350,000       0.80
                         $1,450,001 - $1,550,000       0.91
                                                    -------
                         Total:                      100.00%
                                                    =======

Average: $393,699.05
Lowest: $24,567.91
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

                         LIEN POSITION             PERCENT
                         -------------             -------
                         1                         100.00%
                                                   -------
                         Total:                    100.00%
                                                   =======

--------------------------------------------------------------------------------

5. Coupon

                         COUPON          PERCENT
                         -------------   -------
                         3.501 - 4.000      0.87%
                         4.001 - 4.500      4.05
                         4.501 - 5.000     20.43
                         5.001 - 5.500     37.42
                         5.501 - 6.000     26.27
                         6.001 - 6.500      9.65
                         6.501 - 7.000      1.31
                                         -------
                         Total:           100.00%
                                         =======

W.A.: 5.426%
Lowest: 3.625%
Highest: 7.000%

--------------------------------------------------------------------------------

6. Credit Score

                         CREDIT SCORE    PERCENT
                         ------------    -------
                         800 - 849          0.94%
                         750 - 799         16.49
                         700 - 749         32.52
                         650 - 699         40.61
                         600 - 649          9.44
                                         --------
                         Total:           100.00%
                                         ========

W.A.: 704
Lowest: 619
Highest: 812

--------------------------------------------------------------------------------

7. PMI Providers

                         PMI PROVIDERS      PERCENT
                         -------------      -------
                         NONE                 93.49%
                         PMIC                  2.20
                         GEMIC                 1.03
                         UGRIC                 0.94
                         RMIC                  0.88
                         MGIC                  0.71
                         TGRIC                 0.39
                         RGIC                  0.36
                                            -------
                         Total:              100.00%
                                            =======

--------------------------------------------------------------------------------

8. Product Type

                         PRODUCT TYPE             PERCENT
                         -------------------      -------
                         3/27 1YR LIBOR - IO        83.57%
                         3/27 1YR LIBOR             15.73
                         3/27 1YR CMT                0.67
                         3/12 1YR LIBOR              0.04
                                                  -------
                         Total:                    100.00%
                                                  =======

--------------------------------------------------------------------------------

9. Index

                         INDEX          PERCENT
                         ---------      -------
                         1YR LIBOR        99.33%
                         1YR CMT           0.67
                                        -------
                         Total:          100.00%
                                        =======

--------------------------------------------------------------------------------

10. Loan Purpose

                         LOAN PURPOSE           PERCENT
                         -------------------    -------
                         Purchase                 62.50%
                         Refinance-Cashout        23.43
                         Refinance-Rate/Term      14.07
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

11. Property Type

                         PROPERTY TYPE      PERCENT
                         -------------      -------
                         SFR                  48.91%
                         PUD                  22.43
                         Condominium          13.65
                         PUD Detached          7.61
                         2-Family              3.77
                         3-Family              1.82
                         4-Family              1.02
                         PUD Attached          0.78
                                            -------
                         Total:              100.00%
                                            =======

--------------------------------------------------------------------------------

12. Occupancy Status

                         OCCUPANCY STATUS     PERCENT
                         ----------------     -------
                         Primary                75.76%
                         Investor               18.74
                         Secondary               5.50
                                              -------
                         Total:                100.00%
                                              =======

--------------------------------------------------------------------------------

13. Documentation

                         DOCUMENTATION      PERCENT
                         -------------      -------
                         Reduced              54.43%
                         Full/Alt             16.01
                         NINA                  7.69
                         Stated/VOA            7.21
                         Full                  6.63
                         Preferred             4.23
                         Stated                1.59
                         Alternative           1.47
                         Streamline            0.38
                         VOA/No Ratio          0.34
                                            -------
                         Total:              100.00%
                                            =======

--------------------------------------------------------------------------------

14. State

                         STATE          PERCENT
                         ----------     -------
                         California       50.01%
                         Nevada            9.13
                         Florida           6.65
                         Virginia          3.24
                         New Jersey        3.11
                         Other            27.86
                                        -------
                         Total:          100.00%
                                        =======

--------------------------------------------------------------------------------

15. California

                         CALIFORNIA             PERCENT
                         -------------------    -------
                         Northern California      28.44%
                         Southern California      71.56
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

16. Zip Code

                         ZIP CODE      PERCENT
                         --------      -------
                         92101            3.04%
                         89052            1.64
                         89131            1.25
                         92009            1.17
                         32459            1.03
                         Other           91.88
                                       -------
                         Total:         100.00%
                                       =======

--------------------------------------------------------------------------------

17. Convertible Flag

                         CONVERTIBLE FLAG    PERCENT
                         ----------------    -------
                         N                     99.86%
                         Y                      0.14
                                             -------
                         Total:               100.00%
                                             =======

--------------------------------------------------------------------------------

18. Delinquency*

                         DELINQUENCY*     PERCENT
                         ------------     -------
                         0-29 days         100.00%
                                          -------
                         Total:            100.00%
                                          =======

* MBA method

--------------------------------------------------------------------------------

19. OLTV

                         OLTV             PERCENT
                         --------------   -------
                         20.01 - 30.00       0.33%
                         30.01 - 40.00        0.39
                         40.01 - 50.00        2.04
                         50.01 - 60.00        6.00
                         60.01 - 70.00       22.59
                         70.01 - 80.00       62.13
                         80.01 - 90.00        5.85
                         90.01 - 100.00       0.66
                                          --------
                         Total:            100.00%
                                          ========

W.A.: 74.27%
Lowest: 22.00%
Highest: 95.00%


--------------------------------------------------------------------------------

20. Cut-Off LTV

                         CUT-OFF LTV       PERCENT
                         --------------    -------
                         20.01 - 30.00        0.33%
                         30.01 - 40.00        0.39
                         40.01 - 50.00        2.04
                         50.01 - 60.00        6.00
                         60.01 - 70.00       22.59
                         70.01 - 80.00       62.13
                         80.01 - 90.00        5.85
                         90.01 - 100.00       0.66
                                          --------
                         Total:             100.00%
                                          ========


W.A.: 74.26%
Lowest: 22.00%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Prepayment Penalty Term

                         PREPAYMENT PENALTY TERM      PERCENT
                         -----------------------      -------
                         0                             100.00%
                                                      -------
                         Total:                        100.00%
                                                      =======

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months


--------------------------------------------------------------------------------

22. Original Term

                         ORIGINAL TERM     PERCENT
                         -------------     -------
                         180                  0.04%
                         360                 99.96
                                           -------
                         Total:             100.00%
                                           =======

W.A.: 359.9 months
Lowest: 180 months
Highest: 360 months


--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                         CUT-OFF REMAINING TERM      PERCENT
                         ----------------------      -------
                         169 - 180                      0.04%
                         349 - 360                     99.96
                                                     -------
                         Total:                       100.00%
                                                     =======

W.A.: 359.6 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                         CUTOFF LOAN AGE     PERCENT
                         ---------------     -------
                         0                     66.40%
                         1 - 12                33.60
                                             -------
                         Total:               100.00%
                                             =======

W.A.: 0.4 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. Gross Margin

                         GROSS MARGIN      PERCENT
                         ------------      -------
                         2.250               74.05%
                         2.750               24.93
                         2.875                0.24
                         3.125                0.21
                         3.250                0.58
                                           -------
                         Total:             100.00%
                                           =======

W.A.: 2.384%
Lowest: 2.250%
Highest: 3.250%

--------------------------------------------------------------------------------

26. Initial Cap (ARMs)

                         INITIAL CAP (ARMs)    PERCENT
                         ------------------    -------
                         2.000                   97.67%
                         6.000                    2.33
                                               -------
                         Total:                 100.00%
                                               =======

W.A.: 2.093%
Lowest: 2.000%
Highest: 6.000%

--------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

                         PERIODIC CAP (ARMs)      PERCENT
                         -------------------      -------
                         2.000                     100.00%
                                                  -------
                         Total:                    100.00%
                                                  =======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

28. Maximum Rate (ARMs)

                         MAXIMUM RATE (ARMs)        PERCENT
                         -------------------        -------
                         9.001 - 10.000                1.24%
                         10.001 - 11.000              24.57
                         11.001 - 12.000              63.23
                         12.001 - 13.000              10.96
                                                    -------
                         Total:                      100.00%
                                                    =======

W.A.: 11.418%
Lowest: 9.625%
Highest: 13.000%

--------------------------------------------------------------------------------

29. Cutoff Rollterm

                         CUTOFF ROLLTERM    PERCENT
                         ---------------    -------
                         25 - 36              99.24%
                         37 - 48               0.76
                                            -------
                         Total:              100.00%
                                            =======

W.A.: 35.6 months
Lowest: 33 months
Highest: 37 months

--------------------------------------------------------------------------------

30. Originator

                    ORIGINATOR                        PERCENT
                    ------------------------------    -------
                    Bank of America, NA                  1.59%
                    Countrywide Home Loans, Inc.        74.38
                    National City Mortgage Company      24.03
                                                      -------
                    Total:                             100.00%
                                                      =======

--------------------------------------------------------------------------------

31. Servicer

                    SERVICER                          PERCENT
                    ------------------------------    -------
                    Bank of America, NA                  1.59%
                    Countrywide Home Loans, Inc.        74.38
                    National City Mortgage Company      24.03
                                                      -------
                    Total:                             100.00%
                                                      =======

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                               BAFC 2004-B Group 4
                      Alt-A 5/1 Non-Conforming Hybrid Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $97,003,262.99
Loan Count: 258
Cut-off Date: 2004-10-01
Avg. Loan Balance: $375,981.64
Avg. Orig. Balance: $376,313.41
W.A. FICO: 712
W.A. Orig. LTV: 74.87%
W.A. Cut-Off LTV: 74.80%
W.A. Gross Coupon: 5.7760%
W.A. Net Coupon: 5.3917%
W.A. Svcg Fee: 0.3746%
W.A. Trustee Fee: 0.0060%
W.A. LPMI: 0.0037%
W.A. Orig. Term: 357 months
W.A. Rem. Term: 356 months
W.A. Age: 1 months
% over 80 OLTV: 7.19%
% over 100 OLTV: 0.14%
% with PMI: 7.08%
% over 80 with PMI: 98.49%
W.A. MI Coverage: 25.14%
W.A. MI Adjusted LTV: 73.18%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.35%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                         ORIGINAL BALANCE           PERCENT
                         -----------------------    -------
                         $50,001 - $150,000            4.21%
                         $150,001 - $250,000           4.97
                         $250,001 - $350,000          16.49
                         $350,001 - $450,000          35.19
                         $450,001 - $550,000          12.73
                         $550,001 - $650,000           9.25
                         $650,001 - $750,000           6.50
                         $750,001 - $850,000           1.62
                         $850,001 - $950,000           2.76
                         $950,001 - $1,050,000         1.00
                         $1,150,001 - $1,250,000       1.23
                         $1,250,001 - $1,350,000       4.05
                                                    -------
                         Total:                      100.00%
                                                    =======

Average: $376,313.41
Lowest: $70,400.00
Highest: $1,313,200.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                         CUT-OFF BALANCE            PERCENT
                         -----------------------    -------
                         $50,001 - $150,000            4.21%
                         $150,001 - $250,000           4.97
                         $250,001 - $350,000          16.49
                         $350,001 - $450,000          35.19
                         $450,001 - $550,000          12.73
                         $550,001 - $650,000           9.25
                         $650,001 - $750,000           6.50
                         $750,001 - $850,000           1.62
                         $850,001 - $950,000           2.76
                         $950,001 - $1,050,000         1.00
                         $1,150,001 - $1,250,000       1.23
                         $1,250,001 - $1,350,000       4.05
                                                    -------
                         Total:                      100.00%
                                                    =======

Average: $375,981.64
Lowest: $70,252.63
Highest: $1,312,500.00

--------------------------------------------------------------------------------

4. Lien Position

                         LIEN POSITION       PERCENT
                         -------------       -------
                         1                    100.00%
                                             -------
                         Total:               100.00%
                                             =======

--------------------------------------------------------------------------------

5. Coupon

                         COUPON              PERCENT
                         -------------       -------
                         4.501 - 5.000          9.10%
                         5.001 - 5.500         22.11
                         5.501 - 6.000         45.62
                         6.001 - 6.500         17.17
                         6.501 - 7.000          5.50
                         7.001 - 7.500          0.50
                                             -------
                         Total:               100.00%
                                             =======

W.A.: 5.776%
Lowest: 4.625%
Highest: 7.250%

--------------------------------------------------------------------------------

6. Credit Score

                         CREDIT SCORE        PERCENT
                         -------------       -------
                         800 - 849             0.44%
                         750 - 799             22.89
                         700 - 749             32.64
                         650 - 699             35.35
                         600 - 649              8.68
                                             -------
                         Total:               100.00%
                                             =======

W.A.: 712
Lowest: 620
Highest: 800

--------------------------------------------------------------------------------

7. PMI Providers

                         PMI PROVIDERS       PERCENT
                         -------------       -------
                         NONE                  92.92%
                         PMIC                   1.78
                         UGRIC                  1.07
                         RMIC                   0.96
                         MGIC                   0.77
                         GEMIC                  0.76
                         CMAC                   0.72
                         TGRIC                  0.71
                         RGIC                   0.31
                                             -------
                         Total:               100.00%
                                             =======

--------------------------------------------------------------------------------

8. Product Type

                         PRODUCT TYPE               PERCENT
                         -------------------        -------
                         5/25 1YR LIBOR - IO          50.15%
                         5/25 1YR LIBOR               47.61
                         5/10 1YR LIBOR                0.99
                         5/20 1YR LIBOR                0.47
                         5/15 1YR LIBOR - IO           0.43
                         5/25 1YR CMT                  0.36
                                                    -------
                         Total:                      100.00%
                                                    =======

--------------------------------------------------------------------------------

9. Index

                         INDEX               PERCENT
                         ---------           -------
                         1YR LIBOR             99.64%
                         1YR CMT                0.36
                                             -------
                         Total:               100.00%
                                             =======

--------------------------------------------------------------------------------

10. Loan Purpose

                         LOAN PURPOSE               PERCENT
                         -------------------        -------
                         Purchase                     66.50%
                         Refinance-Cashout            20.14
                         Refinance-Rate/Term          13.36
                                                    -------
                         Total:                      100.00%
                                                    =======

--------------------------------------------------------------------------------

11. Property Type

                         PROPERTY TYPE       PERCENT
                         -------------       -------
                         SFR                   65.36%
                         Condominium           13.44
                         PUD                    9.11
                         PUD Detached           7.65
                         2-Family               2.33
                         PUD Attached           1.29
                         4-Family               0.56
                         Townhouse              0.26
                                             -------
                         Total:               100.00%
                                             =======

--------------------------------------------------------------------------------

12. Occupancy Status

                         OCCUPANCY STATUS    PERCENT
                         ----------------    -------
                         Primary               92.99%
                         Investor               4.31
                         Secondary              2.70
                                             -------
                         Total:               100.00%
                                             =======

--------------------------------------------------------------------------------

13. Documentation

                         DOCUMENTATION       PERCENT
                         -------------       -------
                         Stated                39.72%
                         Reduced               38.64
                         Full/Alt               7.34
                         Full                   4.44
                         Alternative            2.69
                         NINA                   2.66
                         Preferred              1.73
                         Stated/VOA             1.50
                         VOA/No Ratio           0.69
                         Streamline             0.44
                         Other                  0.15
                                             -------
                         Total:               100.00%
                                             =======

--------------------------------------------------------------------------------

14. State

                         STATE           PERCENT
                         ----------      -------
                         California        55.69%
                         Florida            7.29
                         Virginia           4.10
                         New Jersey         3.34
                         Illinois           3.15
                         Other             26.43
                                         -------
                         Total:           100.00%
                                         =======

--------------------------------------------------------------------------------

15. California

                         CALIFORNIA             PERCENT
                         -------------------    -------
                         Northern California      35.67%
                         Southern California      64.33
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

16. Zip Code

                         ZIP CODE        PERCENT
                         --------        -------
                         90292              1.35%
                         93012              1.35
                         96743              1.34
                         91302              1.23
                         94044              1.00
                         Other             93.72
                                         -------
                         Total:           100.00%
                                         =======

--------------------------------------------------------------------------------

17. Convertible Flag

                         CONVERTIBLE FLAG    PERCENT
                         ----------------    -------
                         N                     99.60%
                         Y                      0.40
                                             -------
                         Total:               100.00%
                                             =======

--------------------------------------------------------------------------------

18. Delinquency*

                         DELINQUENCY*        PERCENT
                         ------------        -------
                         0-29 days            100.00%
                                             -------
                         Total:               100.00%
                                             =======

* MBA method

--------------------------------------------------------------------------------

19. OLTV

                         OLTV                PERCENT
                         ---------------     -------
                         <= 20.00               0.32%
                         40.01 - 50.00          4.16
                         50.01 - 60.00          5.24
                         60.01 - 70.00         17.57
                         70.01 - 80.00         65.52
                         80.01 - 90.00          5.39
                         90.01 - 100.00         1.66
                         100.01 - 103.00        0.14
                                             -------
                         Total:               100.00%
                                             =======

W.A.: 74.87%
Lowest: 16.32%
Highest: 102.65%

--------------------------------------------------------------------------------

20. Cut-Off LTV

                         CUT-OFF LTV         PERCENT
                         ---------------     -------
                         <= 20.00               0.32%
                         40.01 - 50.00          4.16
                         50.01 - 60.00          5.24
                         60.01 - 70.00         17.57
                         70.01 - 80.00         65.52
                         80.01 - 90.00          5.39
                         90.01 - 100.00         1.66
                         100.01 - 103.00        0.14
                                             -------
                         Total:               100.00%
                                             =======

W.A.: 74.80%
Lowest: 16.28%
Highest: 102.44%

--------------------------------------------------------------------------------

21. Prepayment Penalty Term

                         PREPAYMENT PENALTY TERM    PERCENT
                         -----------------------    -------
                         0                           100.00%
                                                    -------
                         Total:                      100.00%
                                                    =======

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

22. Original Term

                         ORIGINAL TERM       PERCENT
                         -------------       -------
                         180                    0.99%
                         240                    0.43
                         300                    0.47
                         360                   98.12
                                             -------
                         Total:               100.00%
                                             =======

W.A.: 357.4 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                         CUT-OFF REMAINING TERM     PERCENT
                         ----------------------     -------
                         169 - 180                     0.99%
                         229 - 240                     0.43
                         289 - 300                     0.47
                         349 - 360                    98.12
                                                    -------
                         Total:                      100.00%
                                                    =======

W.A.: 356.5 months
Lowest: 178 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                         CUTOFF LOAN AGE     PERCENT
                         ---------------     -------
                         0                     36.09%
                         1 - 12                63.91
                                             -------
                         Total:               100.00%
                                             =======

W.A.: 1.0 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. Gross Margin

                         GROSS MARGIN        PERCENT
                         ------------        -------
                         2.250                 88.76%
                         2.750                 10.88
                         3.625                  0.36
                                             -------
                         Total:               100.00%
                                             =======

W.A.: 2.309%
Lowest: 2.250%
Highest: 3.625%

--------------------------------------------------------------------------------

26. Initial Cap (ARMs)

                         INITIAL CAP (ARMs)         PERCENT
                         ------------------         -------
                         5.000                       100.00%
                                                    -------
                         Total:                      100.00%
                                                    =======

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

                         PERIODIC CAP (ARMs)        PERCENT
                         -------------------        -------
                         2.000                       100.00%
                                                    -------
                         Total:                      100.00%
                                                    =======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

28. Maximum Rate (ARMs)

                         MAXIMUM RATE (ARMs)        PERCENT
                         -------------------        -------
                         9.001 - 10.000                9.10%
                         10.001 - 11.000              67.73
                         11.001 - 12.000              22.67
                         12.001 - 13.000               0.50
                                                    -------
                         Total:                      100.00%
                                                    -------

W.A.: 10.776%
Lowest: 9.625%
Highest: 12.250%

--------------------------------------------------------------------------------

29. Cutoff Rollterm

                         CUTOFF ROLLTERM      PERCENT
                         ---------------      -------
                         49 - 60              100.00%
                                              -------
                         Total:               100.00%
                                              =======

W.A.: 59.0 months
Lowest: 57 months
Highest: 60 months

--------------------------------------------------------------------------------

30. Originator

                    ORIGINATOR                         PERCENT
                    ------------------------------     -------
                    Bank of America, NA                  40.12%
                    Countrywide Home Loans, Inc.         49.84
                    National City Mortgage Company       10.04
                                                       -------
                    Total:                              100.00%
                                                       =======

--------------------------------------------------------------------------------

31. Servicer

                    SERVICER                           PERCENT
                    ------------------------------     -------
                    Bank of America, NA                  40.12%
                    Countrywide Home Loans, Inc.         49.84
                    National City Mortgage Company       10.04
                                                       -------
                    Total:                              100.00%
                                                       =======

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                               BAFC 2004-B Group 5
                        Alt-A 5/1 Conforming Hybrid Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $114,755,823.68
Loan Count: 576
Cut-off Date: 2004-10-01
Avg. Loan Balance: $199,228.86
Avg. Orig. Balance: $199,297.09
W.A. FICO: 704
W.A. Orig. LTV: 78.21%
W.A. Cut-Off LTV: 78.19%
W.A. Gross Coupon: 5.4960%
W.A. Net Coupon: 5.2400%
W.A. Svcg Fee: 0.2500%
W.A. Trustee Fee: 0.0060%
W.A. LPMI:
W.A. Orig. Term: 359 months
W.A. Rem. Term: 357 months
W.A. Age: 2 months
% over 80 OLTV: 17.85%
% over 100 OLTV: 0.00%
% with PMI: 17.85%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.24%
W.A. MI Adjusted LTV: 73.87%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.98%

* FICO not available for 1 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                         ORIGINAL BALANCE       PERCENT
                         -------------------    -------
                         <= $50,000                0.04%
                         $50,001 - $150,000       17.13
                         $150,001 - $250,000      43.97
                         $250,001 - $350,000      38.53
                         $350,001 - $450,000       0.34
                                                -------
                         Total:                  100.00%
                                                =======

Average: $199,297.09
Lowest: $44,000.00
Highest: $386,100.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                         CUT-OFF BALANCE        PERCENT
                         -------------------    -------
                         <= $50,000                0.04%
                         $50,001 - $150,000       17.13
                         $150,001 - $250,000      43.97
                         $250,001 - $350,000      38.53
                         $350,001 - $450,000       0.34
                                                -------
                         Total:                  100.00%
                                                =======

Average: $199,228.86
Lowest: $44,000.00
Highest: $386,100.00

--------------------------------------------------------------------------------

4. Lien Position

                            LIEN POSITION     PERCENT
                            -------------     -------
                            1                  100.00%
                                              -------
                            Total:             100.00%
                                              =======

--------------------------------------------------------------------------------

5. Coupon

                            COUPON           PERCENT
                            -------------    -------
                            3.501 - 4.000       0.49%
                            4.001 - 4.500       0.80
                            4.501 - 5.000       6.26
                            5.001 - 5.500      49.31
                            5.501 - 6.000      40.87
                            6.001 - 6.500       2.27
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 5.496%
Lowest: 4.000%
Highest: 6.375%

--------------------------------------------------------------------------------

6. Credit Score

                            CREDIT SCORE     PERCENT
                            ------------     -------
                            800 - 849           0.90%
                            750 - 799          21.27
                            700 - 749          26.62
                            650 - 699          36.68
                            600 - 649          14.42
                            N/A                 0.12
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 704
Lowest: 620
Highest: 817

--------------------------------------------------------------------------------

7. PMI Providers

                         PMI PROVIDERS          PERCENT
                         -------------          -------
                         NONE                     82.15%
                         RMIC                      4.42
                         UGRIC                     4.37
                         PMIC                      2.97
                         RGIC                      2.06
                         GEMIC                     1.99
                         MGIC                      1.25
                         TGRIC                     0.80
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

8. Product Type

                         PRODUCT TYPE           PERCENT
                         -------------------    -------
                         5/25 1YR LIBOR - IO      92.09%
                         5/25 1YR LIBOR            7.51
                         5/15 1YR LIBOR - IO       0.22
                         5/10 1YR LIBOR            0.17
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

9. Index

                            INDEX            PERCENT
                            ---------        -------
                            1YR LIBOR         100.00%
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

10. Loan Purpose

                         LOAN PURPOSE           PERCENT
                         -------------------    -------
                         Purchase                 54.65%
                         Refinance-Cashout        28.41
                         Refinance-Rate/Term      16.94
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

11. Property Type

                         PROPERTY TYPE          PERCENT
                         -------------          -------
                         SFR                      60.08%
                         PUD Detached             18.28
                         Condominium              12.07
                         PUD Attached              7.25
                         Townhouse                 0.91
                         3-Family                  0.62
                         2-Family                  0.48
                         4-Family                  0.31
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

12. Occupancy Status

                         OCCUPANCY STATUS       PERCENT
                         ----------------       -------
                         Primary                  76.92%
                         Investor                 18.10
                         Secondary                 4.98
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

13. Documentation

                         DOCUMENTATION          PERCENT
                         -------------          -------
                         Full                     58.18%
                         Full/Alt                 19.02
                         Rapid                    12.77
                         Stated/VOA                6.40
                         Reduced                   2.23
                         VOA/No Ratio              1.10
                         NINA                      0.32
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

14. State

                            STATE            PERCENT
                            ----------       -------
                            California         27.77%
                            Florida            12.23
                            Virginia            8.44
                            Maryland            7.87
                            Nevada              6.85
                            Other              36.84
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

15. California

                         CALIFORNIA             PERCENT
                         -------------------    -------
                         Northern California      47.07%
                         Southern California      52.93
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

16. Zip Code

                            ZIP CODE         PERCENT
                            --------         -------
                            22192               0.98%
                            92114               0.81
                            89123               0.73
                            85086               0.70
                            92211               0.68
                            Other              96.10
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

17. Convertible Flag

                         CONVERTIBLE FLAG       PERCENT
                         ----------------       -------
                         N                        99.14%
                         Y                         0.86
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

18. Delinquency*

                            DELINQUENCY*     PERCENT
                            ------------     -------
                            0-29 days         100.00%
                                             -------
                            Total:            100.00%
                                             =======

* MBA method

--------------------------------------------------------------------------------

19. OLTV

                         OLTV                   PERCENT
                         --------------         -------
                         30.01 - 40.00             0.49%
                         40.01 - 50.00             1.38
                         50.01 - 60.00             2.85
                         60.01 - 70.00             9.51
                         70.01 - 80.00            67.92
                         80.01 - 90.00             8.97
                         90.01 - 100.00            8.88
                                                -------
                         Total:                  100.00%
                                                =======

W.A.: 78.21%
Lowest: 30.31%
Highest: 100.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

                            CUT-OFF LTV         PERCENT
                            --------------      -------
                            30.01 - 40.00          0.49%
                            40.01 - 50.00          1.38
                            50.01 - 60.00          2.85
                            60.01 - 70.00          9.69
                            70.01 - 80.00         67.74
                            80.01 - 90.00          8.97
                            90.01 - 100.00         8.88
                                                -------
                            Total:               100.00%
                                                =======

W.A.: 78.19%
Lowest: 30.31%
Highest: 99.96%

--------------------------------------------------------------------------------

21. Prepayment Penalty Term

                    PREPAYMENT PENALTY TERM     PERCENT
                    -----------------------     -------
                    0                            100.00%
                                                -------
                    Total:                       100.00%
                                                =======

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

22. Original Term

                            ORIGINAL TERM       PERCENT
                            -------------       -------
                            180                    0.17%
                            240                    0.22
                            360                   99.60
                                                -------
                            Total:               100.00%
                                                =======

W.A.: 359.4 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    CUT-OFF REMAINING TERM      PERCENT
                    ----------------------      -------
                    169 - 180                      0.17%
                    229 - 240                      0.22
                    349 - 360                     99.60
                                                -------
                    Total:                       100.00%
                                                =======

W.A.: 357.5 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                            CUTOFF LOAN AGE     PERCENT
                            ---------------     -------
                            0                      2.67%
                            1 - 12                97.33
                                                -------
                            Total:               100.00%
                                                =======

W.A.: 1.9 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

25. Gross Margin

                            GROSS MARGIN        PERCENT
                            ------------        -------
                            2.250                 73.17%
                            2.750                 26.83
                                                -------
                            Total:               100.00%
                                                =======

W.A.: 2.384%
Lowest: 2.250%
Highest: 2.750%

--------------------------------------------------------------------------------

26. Initial Cap (ARMs)

                         INITIAL CAP (ARMs)     PERCENT
                         ------------------     -------
                         5.000                  100.00%
                                                -------
                         Total:                 100.00%
                                                =======

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

                         PERIODIC CAP (ARMs)    PERCENT
                         -------------------    -------
                         2.000                   100.00%
                                                -------
                         Total:                  100.00%
                                                =======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

28. Maximum Rate (ARMs)

                         MAXIMUM RATE (ARMs)    PERCENT
                         -------------------    -------
                         8.001 - 9.000             0.49%
                         9.001 - 10.000            7.07
                         10.001 - 11.000          90.18
                         11.001 - 12.000           2.27
                                                -------
                         Total:                  100.00%
                                                =======

W.A.: 10.496%
Lowest: 9.000%
Highest: 11.375%

--------------------------------------------------------------------------------

29. Cutoff Rollterm

                         CUTOFF ROLLTERM        PERCENT
                         ---------------        -------
                         49 - 60                100.00%
                                                -------
                         Total:                 100.00%
                                                =======

W.A.: 58.1 months
Lowest: 55 months
Highest: 60 months

--------------------------------------------------------------------------------

30. Originator

                    ORIGINATOR                        PERCENT
                    ------------------------------    -------
                    Bank of America, NA                 73.17%
                    National City Mortgage Company      26.83
                                                      -------
                    Total:                             100.00%
                                                      =======

--------------------------------------------------------------------------------

31. Servicer

                    SERVICER                          PERCENT
                    ------------------------------    -------
                    Bank of America, NA                 73.17%
                    National City Mortgage Company      26.83
                                                      -------
                    Total:                             100.00%
                                                      =======

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                               BAFC 2004-B Group 6
                                    COFI Arms

                                   350 records
                               Balance: 98,720,880
--------------------------------------------------------------------------------

1. Original Balance

                                                PERCENT
                         NUMBER    AGGREGATE   OF LOANS    AVERAGE
                          OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.
                        MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL
ORIGINAL BALANCE         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV
----------------        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
<= $50,000                     4 $     162,700      0.16% $   40,675  1.642%   660   673   709    68.94%    76.71%
$50,001 - $150,000            71     8,062,437      8.17     113,575  1.784    617   697   796    35.73     76.24
$150,001 - $250,000          109    21,704,848     21.99     199,181  1.798    611   693   806    38.78     75.75
$250,001 - $350,000           70    20,980,205     21.25     299,997  1.855    619   704   803    51.80     76.99
$350,001 - $450,000           50    19,987,053     20.25     399,834  1.686    609   693   786    33.85     75.09
$450,001 - $550,000           22    10,685,198     10.82     485,789  1.361    642   693   787    37.59     75.26
$550,001 - $650,000           12     7,273,000      7.37     606,083  1.339    654   698   755    52.21     75.60
$650,001 - $750,000            6     4,259,477      4.31     710,167  1.704    648   737   798    43.21     66.60
$750,001 - $850,000            2     1,540,412      1.56     770,206  1.000    729   741   753    80.00     80.00
$850,001 - $950,000            1       865,644      0.88     865,644  1.000    776   776   776    75.00     75.00
$950,001 - $1,050,000          2     1,997,407      2.02   1,001,000  2.873    689   693   696    50.10     62.38
$1,150,001 - $1,250,000        1     1,202,500      1.22   1,202,500  1.000    649   649   649    65.00     65.00
                        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Total:                       350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%
                        ======== ============= =========  ========== ======  ===== ===== ===== ========  ========

                                     W.A.
                          MAX.    REMAINING W.A.
                        ORIGINAL   TERM TO  LOAN
ORIGINAL BALANCE          LTV     MATURITY  AGE
----------------        --------  --------- ----
<= $50,000                 80.00%       360    0
$50,001 - $150,000         95.00        360    0
$150,001 - $250,000        95.00        360    0
$250,001 - $350,000        90.00        360    0
$350,001 - $450,000        95.00        360    0
$450,001 - $550,000        80.00        360    0
$550,001 - $650,000        90.00        360    0
$650,001 - $750,000        80.00        360    0
$750,001 - $850,000        80.00        360    0
$850,001 - $950,000        75.00        360    0
$950,001 - $1,050,000      74.63        359    1
$1,150,001 - $1,250,000    65.00        360    0
                        --------  --------- ----
Total:                     95.00%       360    0
                        ========  ========= ====

Average: $282,172.96
Lowest: $30,000.00
Highest: $1,202,500.00

--------------------------------------------------------------------------------

2. Cut-Off Balance

                                                PERCENT
                         NUMBER    AGGREGATE   OF LOANS    AVERAGE
                          OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.
                        MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL
CUT-OFF BALANCE          LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV
---------------         -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
<= $50,000                     4 $     162,700      0.16% $   40,675  1.642%   660   673   709    68.94%    76.71%
$50,001 - $150,000            71     8,062,437      8.17     113,575  1.784    617   697   796    35.73     76.24
$150,001 - $250,000          110    21,949,062     22.23     199,695  1.831    611   693   806    38.78     75.80
$250,001 - $350,000           69    20,735,991     21.00     300,637  1.820    619   704   803    51.80     76.96
$350,001 - $450,000           50    19,987,053     20.25     399,834  1.686    609   693   786    33.85     75.09
$450,001 - $550,000           22    10,685,198     10.82     485,789  1.361    642   693   787    37.59     75.26
$550,001 - $650,000           12     7,273,000      7.37     606,083  1.339    654   698   755    52.21     75.60
$650,001 - $750,000            6     4,259,477      4.31     710,167  1.704    648   737   798    43.21     66.60
$750,001 - $850,000            2     1,540,412      1.56     770,206  1.000    729   741   753    80.00     80.00
$850,001 - $950,000            1       865,644      0.88     865,644  1.000    776   776   776    75.00     75.00
$950,001 - $1,050,000          2     1,997,407      2.02   1,001,000  2.873    689   693   696    50.10     62.38
$1,150,001 - $1,250,000        1     1,202,500      1.22   1,202,500  1.000    649   649   649    65.00     65.00
                        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Total:                     350   $  98,720,880    100.00% $ 282,173   1.693%   609   699   806    33.85%    75.12%
                        ======== ============= =========  ========== ======  ===== ===== ===== ========  ========

                                     W.A.
                          MAX.    REMAINING W.A.
                        ORIGINAL   TERM TO  LOAN
CUT-OFF BALANCE           LTV     MATURITY  AGE
---------------         --------  --------- ----
<= $50,000                 80.00%       360    0
$50,001 - $150,000         95.00        360    0
$150,001 - $250,000        95.00        360    0
$250,001 - $350,000        90.00        360    0
$350,001 - $450,000        95.00        360    0
$450,001 - $550,000        80.00        360    0
$550,001 - $650,000        90.00        360    0
$650,001 - $750,000        80.00        360    0
$750,001 - $850,000        80.00        360    0
$850,001 - $950,000        75.00        360    0
$950,001 - $1,050,000      74.63        359    1
$1,150,001 - $1,250,000    65.00        360    0
                        --------  --------- ----
Total:                     95.00%       360    0
                        ========  ========= ====

Average: $282,059.66
Lowest: $30,000.00
Highest: $1,202,500.00

--------------------------------------------------------------------------------

3. Lien Position

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
LIEN POSITION  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1                  350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

4. Coupon

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
COUPON         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0.501 - 1.000      118 $  38,556,016     39.06% $  326,746  1.000%   621   704   799    37.59%    74.42%    80.00%       360    0
1.001 - 1.500       96    26,349,625     26.69     274,475  1.269    620   702   803    38.78     74.22     80.00        360    0
1.501 - 2.000       65    17,277,516     17.50     265,847  1.738    609   693   806    33.85     75.89     95.00        360    0
2.001 - 2.500       23     4,042,069      4.09     175,763  2.166    622   677   761    49.45     79.98     92.63        360    0
2.501 - 3.000        5       792,028      0.80     158,448  2.700    633   694   762    89.77     89.97     90.00        360    0
3.001 - 3.500        7     1,201,616      1.22     171,729  3.325    649   711   775    80.00     89.45     95.00        359    1
3.501 - 4.000        3       670,180      0.68     223,393  3.875    626   672   709    94.16     94.50     95.00        360    0
4.001 - 4.500        6     1,447,953      1.47     241,929  4.420    611   645   696    60.87     76.40     95.00        358    2
4.501 - 5.000       20     6,718,058      6.81     337,336  4.829    615   695   783    50.10     71.19     90.00        359    1
5.001 - 5.500        6     1,534,104      1.55     256,250  5.258    617   713   797    35.73     75.09     90.00        359    1
5.501 - 6.000        1       131,715      0.13     132,000  5.625    779   779   779    80.00     80.00     80.00        359    1
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 1.693%
Lowest: 1.000%
Highest: 5.625%

--------------------------------------------------------------------------------

5. Credit Score

                                     PERCENT
              NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
               OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
             MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CREDIT SCORE  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------ -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
800 - 849           3 $     754,000      0.76% $  251,333  1.356%   802   803   806    70.00%    75.66%    80.00%       360    0
750 - 799          59    17,876,118     18.11     303,071  1.718    750   766   799    33.85     72.71     95.00        360    0
700 - 749          90    25,144,587     25.47     279,422  1.466    701   724   749    41.84     75.13     95.00        360    0
650 - 699         144    39,922,917     40.44     277,409  1.749    650   675   699    37.59     75.97     95.00        360    0
600 - 649          54    15,023,257     15.22     278,341  1.912    609   636   649    35.73     75.72     95.00        360    0
             -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
             ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 699
Lowest: 609
Highest: 806

--------------------------------------------------------------------------------

6. PMI Providers

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
PMI PROVIDERS  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
NONE               324 $  93,299,767     94.51% $  288,079  1.603%   609   700   806    33.85%    74.17%    80.00%       360    0
CMAC                 9     2,576,489      2.61     286,351  3.078    624   695   797    86.61     91.06     95.00        360    0
PMIC                 7     1,038,767      1.05     148,447  3.420    619   685   750    89.19     92.56     95.00        359    1
TGRIC                4     1,015,880      1.03     254,138  4.069    615   660   696    90.00     92.31     95.00        359    1
UGRIC                3       528,038      0.53     176,083  2.653    633   671   696    89.77     91.61     95.00        360    0
MGIC                 2       168,440      0.17      84,220  2.273    762   765   767    90.00     92.82     95.00        360    0
GEMIC                1        93,500      0.09      93,500  2.375    649   649   649    85.00     85.00     85.00        360    0
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

7. Product Type

                                     PERCENT
              NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
               OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
             MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
PRODUCT TYPE  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------ -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
COFI 1MO          350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
             -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
             ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

8. Index

                                 PERCENT
          NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
           OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
         MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
INDEX     LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-----    -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
COFI 1MO      350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
         -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
         ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

9. Loan Purpose

                                            PERCENT
                     NUMBER    AGGREGATE   OF LOANS    AVERAGE
                      OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
LOAN PURPOSE         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
------------        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Purchase                 144 $  44,135,525     44.71% $  306,665  1.762%   611   702   806    38.78%    78.53%    95.00%
Refinance-Cashout        135    37,577,256     38.06     278,413  1.573    617   701   803    35.73     72.68     90.00
Refinance-Rate/Term       71    17,008,099     17.23     239,647  1.781    609   686   799    33.85     71.68     95.00
                    -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                   350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%
                    ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                        W.A.
                     REMAINING W.A.
                      TERM TO  LOAN
LOAN PURPOSE         MATURITY  AGE
------------         --------- ----
Purchase                   360    0
Refinance-Cashout          360    0
Refinance-Rate/Term        360    0
                     --------- ----
Total:                     360    0
                     ========= ====

--------------------------------------------------------------------------------

10. Property Type

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
PROPERTY TYPE  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
SFR                243 $  68,070,938     68.95% $  280,212  1.701%   611   698   803    33.85%    74.65%    95.00%       360    0
PUD                 67    22,430,829     22.72     335,059  1.680    609   699   797    41.84     77.07     95.00        360    0
Condominium         29     5,761,431      5.84     198,688  1.686    630   706   806    41.91     76.34     90.00        360    0
2-Family             9     2,144,883      2.17     238,367  1.610    632   698   745    40.00     66.00     80.00        360    0
4-Family             1       188,000      0.19     188,000  1.625    656   656   656    80.00     80.00     80.00        360    0
3-Family             1       124,800      0.13     124,800  1.625    685   685   685    80.00     80.00     80.00        360    0
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

11. Occupancy Status

                                         PERCENT
                  NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                   OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
                 MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
OCCUPANCY STATUS  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
---------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Primary               278 $  85,468,300     86.58% $  307,576  1.684%   609   697   806    33.85%    74.97%    95.00%       360    0
Investor               59    10,563,980     10.70     179,082  1.887    617   703   796    35.73     76.28     90.00        360    0
Secondary              13     2,688,600      2.72     206,815  1.231    680   731   775    41.91     75.55     80.00        360    0
                 -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:                350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
                 ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

12. Documentation

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
DOCUMENTATION  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Reduced            191 $  62,602,804     63.41% $  327,859  1.595%   617   706   806    33.85%    73.46%    90.00%       360    0
Full               113    26,365,443     26.71     233,502  1.869    609   684   799    38.78     77.73     95.00        360    0
Alternative         46     9,752,633      9.88     212,036  1.845    611   693   797    49.45     78.76     95.00        360    0
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

13. State

                                     PERCENT
              NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
               OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
             MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
STATE         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-----        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
California        148 $  55,254,072     55.97% $  373,446  1.590%   614   699   803    35.73%    74.47%    90.00%       360    0
Florida            26     5,335,984      5.41     205,312  2.158    620   715   806    33.85     76.05     95.00        360    0
New Jersey         14     3,758,448      3.81     268,554  1.675    611   677   750    52.12     72.79     90.00        360    0
Nevada             15     3,722,365      3.77     248,177  1.790    609   688   796    52.21     73.00     90.00        360    0
Pennsylvania       10     2,809,556      2.85     281,032  2.254    633   711   781    58.33     79.08     95.00        360    0
Other             137    27,840,455     28.20     203,356  1.741    619   698   802    37.59     76.45     95.00        360    0
             -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
             ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

14. California

                                            PERCENT
                     NUMBER    AGGREGATE   OF LOANS    AVERAGE
                      OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.
                    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL
CALIFORNIA           LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV
----------          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Northern California       64 $  22,101,369     40.00% $  345,467  1.636%   614   694   803    40.00%    75.77%
Southern California       84    33,152,704     60.00     394,763  1.560    617   702   787    35.73     73.60
                    -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Total:                   148 $  55,254,072    100.00% $  373,446  1.590%   614   699   803    35.73%    74.47%
                    ======== ============= =========  ========== ======  ===== ===== ===== ========  ========

                                  W.A.
                       MAX.    REMAINING W.A.
                     ORIGINAL   TERM TO  LOAN
CALIFORNIA             LTV     MATURITY  AGE
----------           --------  --------- ----
Northern California     90.00%       360    0
Southern California     90.00        360    0
                     --------  --------- ----
Total:                  90.00%       360    0
                     ========  ========= ====

--------------------------------------------------------------------------------

15. Zip Code

                                 PERCENT
          NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
           OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
         MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
ZIP CODE  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
92675           2 $   1,360,000      1.38% $  680,000  1.000%   696   720   786    37.89%    64.90%    74.63%       360    0
94568           2     1,246,412      1.26     623,206  1.094    656   716   753    61.84     73.15     80.00        360    0
92024           1     1,202,500      1.22   1,202,500  1.000    649   649   649    65.00     65.00     65.00        360    0
91977           3     1,057,859      1.07     353,083  3.364    646   694   767    74.81     78.54     80.00        359    1
93035           2     1,014,250      1.03     507,125  1.154    702   722   729    65.00     76.30     80.00        360    0
Other         340    92,839,859     94.04     273,171  1.707    609   699   806    33.85     75.38     95.00        360    0
         -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
         ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

16. Convertible Flag

                                         PERCENT
                  NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                   OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
                 MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CONVERTIBLE FLAG  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
---------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
N                     350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
                 -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:                350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
                 ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

17. Delinquency*

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                 OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
DELINQUENCY*    LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------   -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0-29 days           350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
               -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:              350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
               ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

* MBA method

--------------------------------------------------------------------------------

18. OLTV

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                 OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
OLTV            LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
----           -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
30.01 - 40.00         6 $   1,738,439      1.76% $  289,833  1.807%   617   732   786    33.85%    37.02%    40.00%       360    0
40.01 - 50.00         6     1,866,800      1.89     311,133  1.314    655   712   753    41.84     45.03     49.45        360    0
50.01 - 60.00        18     5,944,624      6.02     330,592  2.199    623   714   798    50.10     54.06     59.80        360    0
60.01 - 70.00        39    11,510,098     11.66     295,258  1.725    611   698   802    60.87     66.33     70.00        360    0
70.01 - 80.00       255    72,239,807     73.18     283,396  1.537    609   697   806    70.31     78.72     80.00        360    0
80.01 - 90.00        15     3,353,578      3.40     223,699  3.176    615   680   797    85.00     89.72     90.00        359    1
90.01 - 100.00       11     2,067,535      2.09     187,958  3.371    626   695   767    92.63     94.62     95.00        360    0
               -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:              350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
               ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 75.12%
Lowest: 33.85%
Highest: 95.00%

--------------------------------------------------------------------------------

19. Cut-Off LTV

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                 OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CUT-OFF LTV     LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-----------    -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
30.01 - 40.00         6 $   1,738,439      1.76% $  289,833  1.807%   617   732   786    33.85%    37.02%    40.00%       360    0
40.01 - 50.00         7     2,864,207      2.90     409,829  2.511    655   704   753    41.84     46.79     50.10        359    1
50.01 - 60.00        17     4,947,217      5.01     291,097  1.685    623   719   798    51.72     54.85     59.80        360    0
60.01 - 70.00        39    11,510,098     11.66     295,258  1.725    611   698   802    60.87     66.33     70.00        360    0
70.01 - 80.00       255    72,239,807     73.18     283,396  1.537    609   697   806    70.31     78.72     80.00        360    0
80.01 - 90.00        15     3,353,578      3.40     223,699  3.176    615   680   797    85.00     89.72     90.00        359    1
90.01 - 100.00       11     2,067,535      2.09     187,958  3.371    626   695   767    92.63     94.62     95.00        360    0
               -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:              350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
               ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 75.09%
Lowest: 33.85%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Prepayment Penalty Term

                                                PERCENT
                         NUMBER    AGGREGATE   OF LOANS    AVERAGE
                          OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                        MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
PREPAYMENT PENALTY TERM  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
----------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
0                            207 $  59,140,743     59.91% $  285,848  1.673%   611   696   803    35.73%    74.17%    95.00%
12                             1       332,836      0.34     333,600  4.875    694   694   694    80.00     80.00     80.00
36                           126    35,660,544     36.12     283,092  1.706    609   699   797    33.85     76.28     95.00
60                            16     3,586,758      3.63     224,172  1.610    622   733   806    65.00     78.92     80.00
                        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                       350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%
                        ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                            W.A.
                         REMAINING W.A.
                          TERM TO  LOAN
PREPAYMENT PENALTY TERM  MATURITY  AGE
-----------------------  --------- ----
0                              360    0
12                             359    1
36                             360    0
60                             360    0
                         --------- ----
Total:                         360    0
                         ========= ====

W.A.: 15.2 months
Lowest: 0 months
Highest: 60 months

--------------------------------------------------------------------------------

21. Original Term

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
ORIGINAL TERM  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
360                350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

                                                PERCENT
                         NUMBER    AGGREGATE   OF LOANS    AVERAGE
                          OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                        MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
CUT-OFF REMAINING TERM   LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
----------------------  -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
349 - 360                    350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%
                        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                       350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%
                        ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                            W.A.
                         REMAINING W.A.
                          TERM TO  LOAN
CUT-OFF REMAINING TERM   MATURITY  AGE
----------------------   --------- ----
349 - 360                      360    0
                         --------- ----
Total:                         360    0
                         ========= ====

W.A.: 359.8 months
Lowest: 357 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

                                        PERCENT
                 NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                  OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
                MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CUTOFF LOAN AGE  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0                    312 $  87,505,585     88.64% $  280,467  1.339%   609   699   806    33.85%    75.40%    95.00%       360    0
1 - 12                38    11,215,295     11.36     296,183  4.454    611   693   797    35.73     72.99     90.00        359    1
                -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:               350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
                ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 0.2 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. Gross Margin

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                 OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
GROSS MARGIN    LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------   -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
2.275                 1 $     117,000      0.12% $  117,000  3.375%   664   664   664    90.00%    90.00%    90.00%       360    0
2.350                 1       139,623      0.14     140,000  4.125    645   645   645    60.87     60.87     60.87        359    1
2.500                 1       200,000      0.20     200,000  1.750    720   720   720    80.00     80.00     80.00        360    0
2.600                 3       972,766      0.99     324,367  2.064    611   709   754    70.00     78.36     80.00        360    0
2.650                 4     1,227,801      1.24     307,250  2.568    614   668   693    54.46     65.64     80.00        359    1
2.700                 1       268,062      0.27     269,776  4.500    619   619   619    61.62     61.62     61.62        357    3
2.725                 2       418,000      0.42     209,000  1.105    642   668   704    71.43     73.98     75.82        360    0
2.750                 5     2,137,181      2.16     427,630  1.750    646   666   691    52.21     69.92     80.00        360    0
2.775                 1       179,920      0.18     179,920  1.375    683   683   683    77.55     77.55     77.55        360    0
2.800                 5     1,331,389      1.35     266,278  1.174    669   709   803    55.84     75.50     80.00        360    0
2.850                 1       440,000      0.45     440,000  1.000    660   660   660    62.28     62.28     62.28        360    0
2.875                 5     1,906,000      1.93     381,200  1.031    666   737   798    53.24     66.89     80.00        360    0
2.900                 3       788,542      0.80     262,847  1.750    652   689   748    55.67     73.22     80.00        360    0
2.925                 2       222,000      0.22     111,000  1.365    682   698   705    51.72     60.89     80.00        360    0
2.950               108    34,558,479     35.01     320,189  1.508    615   701   802    37.59     73.10     95.00        360    0
2.975                 2       283,238      0.29     141,619  2.125    650   666   682    65.00     72.06     79.39        360    0
3.025                 5     1,023,429      1.04     204,784  2.205    661   681   698    80.00     80.00     80.00        360    0
3.050                29     8,933,665      9.05     308,222  2.101    624   686   775    52.12     78.38     89.77        360    0
3.125                 3     1,081,500      1.10     360,500  1.288    620   705   755    49.45     72.57     80.00        360    0
3.150                 1       220,500      0.22     220,500  1.750    698   698   698    70.00     70.00     70.00        360    0
3.175                 1        73,440      0.07      73,440  2.625    762   762   762    90.00     90.00     90.00        360    0
3.200                64    18,547,494     18.79     289,861  1.492    621   700   781    40.00     75.98     90.00        360    0
3.225                 1       256,000      0.26     256,000  1.375    740   740   740    80.00     80.00     80.00        360    0
3.250                 1       172,800      0.18     172,800  2.625    689   689   689    90.00     90.00     90.00        360    0
3.300                 8     1,791,400      1.81     223,925  1.750    665   731   806    33.85     67.52     80.00        360    0
3.325                31     6,570,307      6.66     211,966  1.496    617   700   796    35.73     75.01     85.00        360    0
3.350                 1       372,000      0.38     372,000  2.125    714   714   714    80.00     80.00     80.00        360    0
3.375                 4     1,058,831      1.07     264,708  1.750    609   651   720    79.90     79.96     80.00        360    0
3.425                 7     1,198,631      1.21     171,300  2.125    622   690   761    52.35     77.42     80.00        360    0
3.450                24     6,505,224      6.59     271,169  2.110    635   702   797    66.91     79.09     92.63        360    0
3.500                 1       247,500      0.25     247,500  2.625    733   733   733    90.00     90.00     90.00        360    0
3.525                 2     1,127,912      1.14     563,956  2.052    696   735   753    80.00     84.67     95.00        360    0
3.575                 7     1,381,700      1.40     197,386  1.652    656   719   755    65.00     76.88     90.00        360    0
3.600                 3     1,051,600      1.07     350,533  1.654    622   724   775    80.00     80.00     80.00        360    0
3.675                 1       160,550      0.16     160,550  3.375    649   649   649    89.19     89.19     89.19        360    0
3.700                 1       230,750      0.23     230,750  1.375    675   675   675    65.00     65.00     65.00        360    0
3.750                 1        43,200      0.04      43,200  2.125    709   709   709    80.00     80.00     80.00        360    0
3.825                 1       131,715      0.13     132,000  5.625    779   779   779    80.00     80.00     80.00        359    1
3.850                 2       238,450      0.24     119,225  3.125    649   690   731    95.00     95.00     95.00        360    0
3.875                 1       400,000      0.41     400,000  3.875    667   667   667    94.16     94.16     94.16        360    0
3.900                 1       100,000      0.10     100,000  1.625    770   770   770    68.07     68.07     68.07        360    0
4.075                 1       166,350      0.17     166,350  3.375    750   750   750    94.98     94.98     94.98        360    0
4.175                 1       177,555      0.18     177,555  3.875    709   709   709    95.00     95.00     95.00        360    0
4.250                 1       175,750      0.18     175,750  3.125    664   664   664    95.00     95.00     95.00        360    0
4.350                 1        92,625      0.09      92,625  3.875    626   626   626    95.00     95.00     95.00        360    0
               -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:              350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
               ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 3.109%
Lowest: 2.275%
Highest: 4.350%

--------------------------------------------------------------------------------

25. Initial Cap (ARMs)

                                           PERCENT
                    NUMBER    AGGREGATE   OF LOANS    AVERAGE
                     OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                   MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
INITIAL CAP (ARMs)  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
------------------ -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
0.000                   350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%
                   -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                  350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%
                   ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                       W.A.
                    REMAINING W.A.
                     TERM TO  LOAN
INITIAL CAP (ARMs)  MATURITY  AGE
------------------  --------- ----
0.000                     360    0
                    --------- ----
Total:                    360    0
                    ========= ====

W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%

--------------------------------------------------------------------------------

26. Periodic Cap (ARMs)

                                             PERCENT
                      NUMBER    AGGREGATE   OF LOANS    AVERAGE
                       OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                     MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
PERIODIC CAP (ARMs)   LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
-------------------  -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
0.000                     350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%
                     -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                    350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%
                     ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                         W.A.
                      REMAINING W.A.
                       TERM TO  LOAN
PERIODIC CAP (ARMs)   MATURITY  AGE
-------------------   --------- ----
0.000                       360    0
                      --------- ----
Total:                      360    0
                      ========= ====

W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%

--------------------------------------------------------------------------------

27. Maximum Rate (ARMs)

                                              PERCENT
                       NUMBER    AGGREGATE   OF LOANS    AVERAGE
                        OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                      MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
MAXIMUM RATE (ARMs)    LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
-------------------   -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
8.001 - 9.000                2 $     483,200      0.49% $  241,600  1.406%   697   716   742    70.00%    75.83%    80.00%
9.001 - 10.000             344    96,677,203     97.93     281,149  1.668    609   698   806    33.85     75.18     95.00
10.001 - 11.000              3       897,000      0.91     299,000  2.125    655   711   749    49.45     72.34     80.00
11.001 - 12.000              1       663,477      0.67     665,000  5.000    755   755   755    70.00     70.00     70.00
                      -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                     350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%
                      ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                          W.A.
                       REMAINING W.A.
                        TERM TO  LOAN
MAXIMUM RATE (ARMs)    MATURITY  AGE
-------------------    --------- ----
8.001 - 9.000                360    0
9.001 - 10.000               360    0
10.001 - 11.000              360    0
11.001 - 12.000              359    1
                       --------- ----
Total:                       360    0
                       ========= ====

W.A.: 9.955%
Lowest: 8.325%
Highest: 11.200%

--------------------------------------------------------------------------------

28. Cutoff Rollterm

                                        PERCENT
                 NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                  OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
                MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CUTOFF ROLLTERM  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1 - 12               350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
                -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:               350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
                ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 1.4 months
Lowest: 1 months
Highest: 4 months

--------------------------------------------------------------------------------

29. Originator

                                         PERCENT
                  NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                   OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
                 MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
ORIGINATOR        LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
----------       -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Countrywide Home
Loans, Inc.           350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
                 -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:                350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
                 ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

30. Servicer

                                         PERCENT
                  NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                              W.A.
                   OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
                 MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
SERVICER          LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------         -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Countrywide Home
Loans, Inc.           350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
                 -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:                350 $  98,720,880    100.00% $  282,173  1.693%   609   699   806    33.85%    75.12%    95.00%       360    0
                 ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                               BAFC 2004-B Group 6
                                    COFI Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $98,720,880.05
Loan Count: 350
Cut-Off Date: 2004-10-01
Avg. Loan Balance: $282,059.66
Avg. Orig. Balance: $282,172.96
W.A. FICO: 699
W.A. Orig. LTV: 75.12%
W.A. Cut-Off LTV: 75.09%
W.A. Gross Coupon: 1.6932%
W.A. Net Coupon: 1.2957%
W.A. Svcg Fee: 0.3750%
W.A. Trustee Fee: 0.0060%
W.A. LPMI: 0.0165%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 360 months
W.A. Age: 0 months
% over 80 OLTV: 5.49%
% over 100 OLTV: 0.00%
% with PMI: 5.49%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.68%
W.A. MI Adjusted LTV: 73.75%
% Second Lien: 0.00%
% with Prepay Penalty: 40.09%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.38%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                         ORIGINAL BALANCE          PERCENT
                         -----------------------   -------
                         <= $50,000                   0.16%
                         $50,001 - $150,000           8.17
                         $150,001 - $250,000         21.99
                         $250,001 - $350,000         21.25
                         $350,001 - $450,000         20.25
                         $450,001 - $550,000         10.82
                         $550,001 - $650,000          7.37
                         $650,001 - $750,000          4.31
                         $750,001 - $850,000          1.56
                         $850,001 - $950,000          0.88
                         $950,001 - $1,050,000        2.02
                         $1,150,001 - $1,250,000      1.22
                                                   -------
                         Total:                     100.00%
                                                   =======

Average: $282,172.96
Lowest: $30,000.00
Highest: $1,202,500.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                         CUT-OFF BALANCE           PERCENT
                         -----------------------   -------
                         <= $50,000                   0.16%
                         $50,001 - $150,000           8.17
                         $150,001 - $250,000         22.23
                         $250,001 - $350,000         21.00
                         $350,001 - $450,000         20.25
                         $450,001 - $550,000         10.82
                         $550,001 - $650,000          7.37
                         $650,001 - $750,000          4.31
                         $750,001 - $850,000          1.56
                         $850,001 - $950,000          0.88
                         $950,001 - $1,050,000        2.02
                         $1,150,001 - $1,250,000      1.22
                                                   -------
                         Total:                     100.00%
                                                   =======

Average: $282,059.66
Lowest: $30,000.00
Highest: $1,202,500.00

--------------------------------------------------------------------------------

4. Lien Position

                            LIEN POSITION    PERCENT
                            -------------    -------
                            1                 100.00%
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

5. Coupon

                            COUPON           PERCENT
                            -------------    -------
                            0.501 - 1.000      39.06%
                            1.001 - 1.500      26.69
                            1.501 - 2.000      17.50
                            2.001 - 2.500       4.09
                            2.501 - 3.000       0.80
                            3.001 - 3.500       1.22
                            3.501 - 4.000       0.68
                            4.001 - 4.500       1.47
                            4.501 - 5.000       6.81
                            5.001 - 5.500       1.55
                            5.501 - 6.000       0.13
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 1.693%
Lowest: 1.000%
Highest: 5.625%

--------------------------------------------------------------------------------

6. Credit Score

                            CREDIT SCORE     PERCENT
                            ------------     -------
                            800 - 849           0.76%
                            750 - 799          18.11
                            700 - 749          25.47
                            650 - 699          40.44
                            600 - 649          15.22
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 699
Lowest: 609
Highest: 806

--------------------------------------------------------------------------------

7. PMI Providers

                            PMI PROVIDERS    PERCENT
                            -------------    -------
                            NONE               94.51%
                            CMAC                2.61
                            PMIC                1.05
                            TGRIC               1.03
                            UGRIC               0.53
                            MGIC                0.17
                            GEMIC               0.09
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

8. Product Type

                            PRODUCT TYPE     PERCENT
                            ------------     -------
                            COFI 1MO          100.00%
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

9. Index

                            INDEX            PERCENT
                            --------         -------
                            COFI 1MO          100.00%
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

10. Loan Purpose

                         LOAN PURPOSE              PERCENT
                         -------------------       -------
                         Purchase                    44.71%
                         Refinance-Cashout           38.06
                         Refinance-Rate/Term         17.23
                                                   -------
                         Total:                     100.00%
                                                   =======

--------------------------------------------------------------------------------

11. Property Type

                            PROPERTY TYPE    PERCENT
                            -------------    -------
                            SFR                68.95%
                            PUD                22.72
                            Condominium         5.84
                            2-Family            2.17
                            4-Family            0.19
                            3-Family            0.13
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

12. Occupancy Status

                         OCCUPANCY STATUS          PERCENT
                         ----------------          -------
                         Primary                     86.58%
                         Investor                    10.70
                         Secondary                    2.72
                                                   -------
                         Total:                     100.00%
                                                   =======

--------------------------------------------------------------------------------

13. Documentation

                         DOCUMENTATION             PERCENT
                         ----------------          -------
                         Reduced                     63.41%
                         Full                        26.71
                         Alternative                  9.88
                                                   -------
                         Total:                     100.00%
                                                   =======

--------------------------------------------------------------------------------

14. State

                            STATE            PERCENT
                            ------------     -------
                            California         55.97%
                            Florida             5.41
                            New Jersey          3.81
                            Nevada              3.77
                            Pennsylvania        2.85
                            Other              28.20
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

15. California

                         CALIFORNIA                PERCENT
                         ----------------          -------
                         Northern California         40.00%
                         Southern California         60.00
                                                   -------
                         Total:                     100.00%
                                                   =======

--------------------------------------------------------------------------------

16. Zip Code

                            ZIP CODE         PERCENT
                            --------         -------
                            92675               1.38%
                            94568               1.26
                            92024               1.22
                            91977               1.07
                            93035               1.03
                            Other              94.04
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

17. Convertible Flag

                         CONVERTIBLE FLAG          PERCENT
                         ----------------          -------
                         N                          100.00%
                                                   -------
                         Total:                     100.00%
                                                   =======

--------------------------------------------------------------------------------

18. Delinquency*

                         DELINQUENCY*              PERCENT
                         ------------              -------
                         0-29 days                  100.00%
                                                   -------
                         Total:                     100.00%
                                                   =======

* MBA method

--------------------------------------------------------------------------------

19. OLTV

                            OLTV             PERCENT
                            --------------   -------
                            30.01 - 40.00       1.76%
                            40.01 - 50.00       1.89
                            50.01 - 60.00       6.02
                            60.01 - 70.00      11.66
                            70.01 - 80.00      73.18
                            80.01 - 90.00       3.40
                            90.01 - 100.00      2.09
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 75.12%
Lowest: 33.85%
Highest: 95.00%


--------------------------------------------------------------------------------

20. Cut-Off LTV

                            CUT-OFF LTV      PERCENT
                            --------------   -------
                            30.01 - 40.00       1.76%
                            40.01 - 50.00       2.90
                            50.01 - 60.00       5.01
                            60.01 - 70.00      11.66
                            70.01 - 80.00      73.18
                            80.01 - 90.00       3.40
                            90.01 - 100.00      2.09
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 75.09%
Lowest: 33.85%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Prepayment Penalty Term

                    PREPAYMENT PENALTY TERM      PERCENT
                    -----------------------      -------
                    0                              59.91%
                    12                              0.34
                    36                             36.12
                    60                              3.63
                                                 -------
                    Total:                        100.00%
                                                 =======

W.A.: 15.2 months
Lowest: 0 months
Highest: 60 months

--------------------------------------------------------------------------------

22. Original Term

                            ORIGINAL TERM    PERCENT
                            -------------    -------
                            360               100.00%
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months


--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    CUT-OFF REMAINING TERM       PERCENT
                    ----------------------       -------
                    349 - 360                     100.00%
                                                 -------
                    Total:                        100.00%
                                                 =======

W.A.: 359.8 months
Lowest: 357 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                         CUTOFF LOAN AGE           PERCENT
                         ---------------           -------
                         0                           88.64%
                         1 - 12                      11.36
                                                   -------
                         Total:                     100.00%
                                                   =======

W.A.: 0.2 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. Gross Margin

                            GROSS MARGIN     PERCENT
                            ------------     -------
                            2.275               0.12%
                            2.350               0.14
                            2.500               0.20
                            2.600               0.99
                            2.650               1.24
                            2.700               0.27
                            2.725               0.42
                            2.750               2.16
                            2.775               0.18
                            2.800               1.35
                            2.850               0.45
                            2.875               1.93
                            2.900               0.80
                            2.925               0.22
                            2.950              35.01
                            2.975               0.29
                            3.025               1.04
                            3.050               9.05
                            3.125               1.10
                            3.150               0.22
                            3.175               0.07
                            3.200              18.79
                            3.225               0.26
                            3.250               0.18
                            3.300               1.81
                            3.325               6.66
                            3.350               0.38
                            3.375               1.07
                            3.425               1.21
                            3.450               6.59
                            3.500               0.25
                            3.525               1.14
                            3.575               1.40
                            3.600               1.07
                            3.675               0.16
                            3.700               0.23
                            3.750               0.04
                            3.825               0.13
                            3.850               0.24
                            3.875               0.41
                            3.900               0.10
                            4.075               0.17
                            4.175               0.18
                            4.250               0.18
                            4.350               0.09
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 3.109%
Lowest: 2.275%
Highest: 4.350%

--------------------------------------------------------------------------------

26. Initial Cap (ARMs)

                         INITIAL CAP (ARMs)        PERCENT
                         ------------------        -------
                         0.000                      100.00%
                                                   -------
                         Total:                     100.00%
                                                   =======

W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%

--------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

                         PERIODIC CAP (ARMs)       PERCENT
                         -------------------       -------
                         0.000                      100.00%
                                                   -------
                         Total:                     100.00%
                                                   =======

W.A.: 0.000%
Lowest: 0.000%
Highest: 0.000%

--------------------------------------------------------------------------------

28. Maximum Rate (ARMs)

                         MAXIMUM RATE (ARMs)       PERCENT
                         -------------------       -------
                         8.001 - 9.000                0.49%
                         9.001 - 10.000              97.93
                         10.001 - 11.000              0.91
                         11.001 - 12.000              0.67
                                                   -------
                         Total:                     100.00%
                                                   =======

W.A.: 9.955%
Lowest: 8.325%
Highest: 11.200%

--------------------------------------------------------------------------------

29. Cutoff Rollterm

                            CUTOFF ROLLTERM  PERCENT
                            ---------------  -------
                            1 - 12            100.00%
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 1.4 months
Lowest: 1 months
Highest: 4 months

--------------------------------------------------------------------------------

30. Originator

                    ORIGINATOR                   PERCENT
                    ---------------------------- -------
                    Countrywide Home Loans, Inc.  100.00%
                                                 -------
                    Total:                        100.00%
                                                 =======

--------------------------------------------------------------------------------

31. Servicer

                    SERVICER                     PERCENT
                    ---------------------------- -------
                    Countrywide Home Loans, Inc.  100.00%
                                                 -------
                    Total:                        100.00%
                                                 =======

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                               BAFC 2004-B Group 7
            Premium Coupon Alt-A, Jumbo Hybrid and 6 Month Libor Arms

                                   543 records
                              Balance: 158,127,135
--------------------------------------------------------------------------------

1. Original Balance

                                                PERCENT
                         NUMBER    AGGREGATE   OF LOANS    AVERAGE
                           OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                        MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
ORIGINAL BALANCE         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
----------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
<= $50,000                     7 $     228,364      0.14% $   32,636  6.474%   653   673   781     4.55%    71.61%    85.00%
$50,001 - $150,000           142    14,883,585      9.41     104,836  6.340    638   712   798    61.32     79.31     90.00
$150,001 - $250,000          130    25,957,765     16.42     199,726  6.187    642   724   807    51.56     78.89     94.99
$250,001 - $350,000           94    27,985,670     17.70     297,797  6.189    624   704   801    54.55     78.20     95.00
$350,001 - $450,000           69    27,365,663     17.31     396,757  6.001    625   704   795    22.11     75.04     90.00
$450,001 - $550,000           49    24,273,590     15.35     495,534  5.866    645   708   813    56.32     75.70     89.89
$550,001 - $650,000           30    18,351,893     11.61     611,995  5.741    621   713   787    54.55     75.30     80.00
$650,001 - $750,000            6     4,100,314      2.59     683,692  5.198    674   692   710    50.00     74.02     80.00
$750,001 - $850,000            6     4,705,790      2.98     784,493  5.570    666   723   784    71.83     78.57     80.00
$850,001 - $950,000            1       864,277      0.55     864,277  6.125    682   682   682    70.00     70.00     70.00
$950,001 - $1,050,000          8     7,910,224      5.00     989,147  5.700    653   700   763    43.96     66.05     80.00
$1,450,001 - $1,550,000        1     1,500,000      0.95   1,500,000  5.875    748   748   748    67.13     67.13     67.13
                        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                       543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%
                        ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                           W.A.
                         REMAINING W.A.
                          TERM TO  LOAN
ORIGINAL BALANCE         MATURITY  AGE
-----------------------  --------- ----
<= $50,000                     358    2
$50,001 - $150,000             358    2
$150,001 - $250,000            359    1
$250,001 - $350,000            359    1
$350,001 - $450,000            359    1
$450,001 - $550,000            358    1
$550,001 - $650,000            359    1
$650,001 - $750,000            359    1
$750,001 - $850,000            359    1
$850,001 - $950,000            360    0
$950,001 - $1,050,000          359    1
$1,450,001 - $1,550,000        360    0
                         --------- ----
Total:                         359    1
                         ========= ====

Average: $291,300.74
Lowest: $10,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Cut-Off Balance

                                                PERCENT
                         NUMBER    AGGREGATE   OF LOANS    AVERAGE
                           OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                        MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
CUT-OFF BALANCE          LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
----------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
<= $50,000                     7 $     228,364      0.14% $   32,636  6.474%   653   673   781     4.55%    71.61%    85.00%
$50,001 - $150,000           142    14,883,585      9.41     104,836  6.340    638   712   798    61.32     79.31     90.00
$150,001 - $250,000          130    25,957,765     16.42     199,726  6.187    642   724   807    51.56     78.89     94.99
$250,001 - $350,000           94    27,985,670     17.70     297,797  6.189    624   704   801    54.55     78.20     95.00
$350,001 - $450,000           69    27,365,663     17.31     396,757  6.001    625   704   795    22.11     75.04     90.00
$450,001 - $550,000           49    24,273,590     15.35     495,534  5.866    645   708   813    56.32     75.70     89.89
$550,001 - $650,000           30    18,351,893     11.61     611,995  5.741    621   713   787    54.55     75.30     80.00
$650,001 - $750,000            6     4,100,314      2.59     683,692  5.198    674   692   710    50.00     74.02     80.00
$750,001 - $850,000            6     4,705,790      2.98     784,493  5.570    666   723   784    71.83     78.57     80.00
$850,001 - $950,000            1       864,277      0.55     864,277  6.125    682   682   682    70.00     70.00     70.00
$950,001 - $1,050,000          8     7,910,224      5.00     989,147  5.700    653   700   763    43.96     66.05     80.00
$1,450,001 - $1,550,000        1     1,500,000      0.95   1,500,000  5.875    748   748   748    67.13     67.13     67.13
                        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                       543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%
                        ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                           W.A.
                         REMAINING W.A.
                          TERM TO  LOAN
CUT-OFF BALANCE          MATURITY  AGE
-----------------------  --------- ----
<= $50,000                     358    2
$50,001 - $150,000             358    2
$150,001 - $250,000            359    1
$250,001 - $350,000            359    1
$350,001 - $450,000            359    1
$450,001 - $550,000            358    1
$550,001 - $650,000            359    1
$650,001 - $750,000            359    1
$750,001 - $850,000            359    1
$850,001 - $950,000            360    0
$950,001 - $1,050,000          359    1
$1,450,001 - $1,550,000        360    0
                         --------- ----
Total:                         359    1
                         ========= ====

Average: $291,210.19
Lowest: $10,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Lien Position

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                 OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
LIEN          MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
POSITION       LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1                  543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
              ======== ============= =========  ==========  =====  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

4. Coupon

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                 OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
COUPON         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
3.001 - 3.500        2 $     805,639      0.51% $  405,250  3.436%   625   636   646    22.11%    47.60%    72.05%       358    2
3.501 - 4.000       14     7,747,940      4.90     554,851  3.844    630   716   798    64.94     76.27     80.00        355    2
4.001 - 4.500        2     1,310,923      0.83     655,875  4.250    697   701   705    75.00     76.81     78.95        358    2
4.501 - 5.000        3     1,610,700      1.02     536,900  4.823    670   712   757    75.00     78.02     80.00        353    7
5.001 - 5.500       38    13,006,453      8.23     342,424  5.399    624   700   804    50.00     72.28     90.00        359    1
5.501 - 6.000      178    56,773,070     35.90     318,993  5.837    633   713   813    41.73     75.01     95.00        359    1
6.001 - 6.500      184    50,581,473     31.99     274,930  6.319    621   714   804    51.56     77.54     90.00        359    1
6.501 - 7.000       98    20,003,513     12.65     204,162  6.749    645   703   801     4.55     79.40     94.99        358    2
7.001 - 7.500       21     5,764,324      3.65     274,495  7.294    648   704   789    73.28     79.11     80.00        358    2
7.501 - 8.000        2       215,200      0.14     107,600  7.763    667   675   682    80.00     80.00     80.00        359    1
8.001 - 8.500        1       307,900      0.19     307,900  8.125    671   671   671    79.99     79.99     79.99        358    2
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 5.997%
Lowest: 3.375%
Highest: 8.125%

--------------------------------------------------------------------------------

5. Credit Score

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
             OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CREDIT    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
SCORE      LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
800 - 849        5 $   1,310,300      0.83% $  262,120  6.065%   801   807   813    57.58%    76.75%    80.00%       359    1
750 - 799      113    32,661,629     20.66     289,126  5.995    750   771   798     4.55     76.33     95.00        359    1
700 - 749      185    52,690,231     33.32     284,898  5.941    700   724   749    43.96     77.33     94.99        359    1
650 - 699      209    60,530,791     38.28     289,695  6.088    650   675   699    50.00     75.78     94.71        358    1
600 - 649       31    10,934,185      6.91     352,967  5.769    621   641   649    22.11     73.88     90.00        359    1
          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
          ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 710
Lowest: 621
Highest: 813

--------------------------------------------------------------------------------

6. PMI Providers

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
             OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
PMI       MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
PROVIDERS  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
NONE           520 $ 153,590,059     97.13% $  295,455  5.987%   621   710   813     4.55%    75.89%    80.00%       359    1
PMIC            11     1,943,823      1.23     176,918  6.209    638   701   791    84.96     90.33     95.00        359    1
RGIC             8     1,922,050      1.22     240,256  6.349    671   737   798    85.00     88.72     90.00        358    2
MGIC             3       527,458      0.33     175,933  6.826    671   734   780    88.89     91.22     94.71        359    1
GE               1       143,745      0.09     144,000  6.625    682   682   682    90.00     90.00     90.00        358    2
          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
          ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

7. Product Type

                                             PERCENT
                      NUMBER    AGGREGATE   OF LOANS    AVERAGE
                        OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                     MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
PRODUCT TYPE          LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
-------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
3/27 6MO LIBOR - IO       277 $  68,386,272     43.25% $  246,902  6.199%   636   710   807     4.55%    78.71%    94.71%
5/25 6MO LIBOR - IO       120    28,842,580     18.24     240,385  6.319    645   713   813    54.55     78.95     94.99
10/20 1YR LIBOR - IO       51    27,843,211     17.61     545,953  5.949    633   703   792    41.73     70.86     80.00
6MO LIBOR                  17     9,152,753      5.79     539,907  3.834    625   708   798    22.11     73.92     80.00
10/20 1YR LIBOR            13     7,972,520      5.04     613,420  5.808    621   709   787    50.00     66.00     80.00
7/23 1YR LIBOR - IO        23     5,189,678      3.28     225,670  5.674    638   733   804    55.17     75.56     90.00
3/27 6MO LIBOR             13     3,860,027      2.44     297,246  6.260    624   696   780    58.87     80.13     95.00
5/25 6MO LIBOR             13     2,518,655      1.59     193,996  6.044    642   711   779    69.52     78.60     89.95
7/23 1YR LIBOR              8     2,165,087      1.37     270,900  5.728    679   747   796    62.26     73.66     80.00
10/20 1YR CMT               4     1,617,676      1.02     404,824  5.992    642   683   788    72.51     76.96     80.00
10/20 6MO LIBOR - IO        3       456,276      0.29     152,150  7.256    672   723   783    61.32     74.68     80.00
7/23 6MO LIBOR - IO         1       122,400      0.08     122,400  7.000    755   755   755    80.00     80.00     80.00
                     -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                    543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%
                     ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                        W.A.
                      REMAINING W.A.
                       TERM TO  LOAN
PRODUCT TYPE          MATURITY  AGE
--------------------  --------- ----
3/27 6MO LIBOR - IO         358    2
5/25 6MO LIBOR - IO         358    2
10/20 1YR LIBOR - IO        360    0
6MO LIBOR                   355    2
10/20 1YR LIBOR             360    0
7/23 1YR LIBOR - IO         359    1
3/27 6MO LIBOR              359    1
5/25 6MO LIBOR              359    1
7/23 1YR LIBOR              359    1
10/20 1YR CMT               359    1
10/20 6MO LIBOR - IO        359    1
7/23 6MO LIBOR - IO         358    2
                      --------- ----
Total:                      359    1
                      ========= ====

--------------------------------------------------------------------------------

8. Index

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
             OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
          MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
INDEX      LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
6MO LIBOR      444 $ 113,338,963     71.68% $  255,363  6.042%   624   710   813     4.55%    78.42%    95.00%       358    2
1YR LIBOR       95    43,170,497     27.30     454,481  5.879    621   710   804    41.73     70.67     90.00        360    0
1YR CMT          4     1,617,676      1.02     404,824  5.992    642   683   788    72.51     76.96     80.00        359    1
          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
          ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

9. Loan Purpose

                                            PERCENT
                     NUMBER    AGGREGATE   OF LOANS    AVERAGE
                       OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
LOAN PURPOSE         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Purchase                 401 $ 114,021,490     72.11% $  284,413  6.040%   624   713   813    41.73%    77.65%    95.00%
Refinance-Cashout         76    26,503,909     16.76     348,794  6.039    621   706   798     4.55     72.63     85.00
Refinance-Rate/Term       66    17,601,737     11.13     266,943  5.658    625   695   792    22.11     72.98     94.71
                    -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                   543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%
                    ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                       W.A.
                     REMAINING W.A.
                      TERM TO  LOAN
LOAN PURPOSE         MATURITY  AGE
-------------------  --------- ----
Purchase                   359    1
Refinance-Cashout          359    1
Refinance-Rate/Term        357    1
                     --------- ----
Total:                     359    1
                     ========= ====

--------------------------------------------------------------------------------

10. Property Type

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                 OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
PROPERTY TYPE  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
SFR                267 $  81,419,099     51.49% $  305,048  5.912%   625   706   813     4.55%    75.31%    94.99%       359    1
PUD Detached        74    17,529,512     11.09     236,970  5.932    624   709   787    51.56     77.84     85.22        358    2
2-Family            47    13,039,374      8.25     277,535  6.134    638   716   791    67.15     79.06     95.00        357    1
PUD                 22    12,135,148      7.67     551,598  5.888    621   692   784    54.55     72.09     80.00        360    0
Condo - Low         52    11,272,530      7.13     216,807  6.104    648   714   804    54.55     79.30     90.00        359    1
4-Family            23     7,351,532      4.65     319,707  6.556    663   737   796    54.05     78.05     80.00        358    2
3-Family            16     4,254,267      2.69     266,122  6.323    653   713   801    70.95     80.46     90.00        358    2
Condominium         10     4,217,128      2.67     421,948  5.428    663   760   798    41.73     73.39     80.00        360    0
PUD Attached        16     3,135,162      1.98     195,966  6.437    657   717   798    70.00     79.57     90.00        358    2
SFR-Attached         7     1,394,800      0.88     199,257  6.438    649   707   778    62.98     75.97     80.00        358    2
PUD - 4 units        3       696,900      0.44     232,300  6.156    728   747   770    75.38     77.50     80.00        358    2
Condo - Mid          3       651,182      0.41     217,067  7.268    680   696   749    75.30     76.39     80.00        359    1
PUD - 2 units        1       560,000      0.35     560,000  6.500    718   718   718    80.00     80.00     80.00        359    1
Condo - Site         2       470,500      0.30     235,250  6.250    661   667   683    79.12     79.75     80.00        358    2
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

11. Occupancy Status

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
             OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
OCCUPANCY MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
STATUS     LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Primary        250 $  97,093,221     61.40% $  388,524  5.833%   621   704   813    22.11%    75.17%    95.00%       359    1
Investor       285    57,451,410     36.33     201,613  6.311    638   722   804     4.55     78.46     94.71        359    1
Secondary        8     3,582,504      2.27     448,200  5.419    646   679   750    50.00     71.60     80.00        359    1
          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
          ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

12. Documentation

                                                   PERCENT
                            NUMBER    AGGREGATE   OF LOANS    AVERAGE
                              OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                           MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
DOCUMENTATION               LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
-------------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Stated Income                   294 $  77,148,289     48.79% $  262,459  6.247%   624   708   813     4.55%    78.84%    95.00%
Reduced                          56    31,646,766     20.01     565,209  5.840    621   708   795    43.96     69.27     80.00
Full                            117    24,786,574     15.68     211,940  5.771    630   710   807    68.06     78.38     94.71
Full/Alt                         22     4,638,820      2.93     210,910  5.631    638   732   804    57.58     76.96     90.00
Alternative                       9     4,132,077      2.61     459,227  5.840    633   646   673    68.57     77.07     80.00
Rapid                             6     3,676,030      2.32     614,367  3.892    717   740   798    64.94     76.35     80.00
Stated Income/Stated Asset       10     3,266,100      2.07     326,610  6.326    671   721   789    78.97     84.54     94.99
Stated/VOA                        8     2,182,516      1.38     272,950  5.829    679   735   767    55.17     69.62     80.00
Preferred                         3     1,658,880      1.05     552,960  5.878    754   770   779    41.73     69.62     80.00
NID - No Income Disclosure        4     1,362,400      0.86     340,600  6.257    657   693   727    69.98     69.99     70.00
Other                            14     3,628,682      2.29     259,591  6.148    625   736   798    22.11     69.05     90.00
                           -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                          543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%
                           ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                              W.A.
                            REMAINING W.A.
                             TERM TO  LOAN
DOCUMENTATION               MATURITY  AGE
--------------------------  --------- ----
Stated Income                     359    1
Reduced                           360    0
Full                              357    2
Full/Alt                          359    1
Alternative                       360    0
Rapid                             358    2
Stated Income/Stated Asset        358    2
Stated/VOA                        359    1
Preferred                         360    0
NID - No Income Disclosure        358    2
Other                             358    2
                            --------- ----
Total:                            359    1
                            ========= ====

--------------------------------------------------------------------------------

13. State

                                   PERCENT
            NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
              OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
           MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
STATE       LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
---------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
California      179 $  74,493,515     47.11% $  416,279  5.914%   621   710   813    22.11%    74.90%    90.00%       359    1
Florida          27     7,649,868      4.84     283,491  5.459    642   706   798     4.55     76.48     90.00        358    2
Nevada           31     7,035,896      4.45     227,000  6.170    645   716   773    51.56     77.82     80.00        358    2
Virginia         21     6,686,201      4.23     318,415  6.147    642   704   784    66.67     77.18     80.00        359    1
Maryland         27     6,132,698      3.88     227,228  6.127    640   710   790    55.17     77.22     80.00        359    1
Other           258    56,128,956     35.50     217,633  6.127    638   710   804    50.00     77.69     95.00        359    1
           -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:          543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
           ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

14. California

                                   PERCENT
            NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
              OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
           MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CALIFORNIA  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
---------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Northern
California       78 $  29,820,134     40.03% $  382,393  5.952%   624   712   813    48.00%    77.07%    90.00%       359    1
Southern
California      101    44,673,381     59.97     442,448  5.888    621   709   792    22.11     73.46     88.89        359    1
           -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:          179 $  74,493,515    100.00% $  416,279  5.914%   621   710   813    22.11%    74.90%    90.00%       359    1
           ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

15. Zip Code

                               PERCENT
        NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
          OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
ZIP    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CODE    LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-----  -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
92101         3  $  1,838,960      1.16% $  612,987  5.946%   668   737   779    41.73%    70.64%    80.00%       359    1
92657         1     1,500,000      0.95   1,500,000  5.875    748   748   748    67.13     67.13     67.13        360    0
92646         3     1,430,000      0.90     476,667  5.844    650   668   705    51.61     63.25     68.39        359    1
92129         3     1,234,200      0.78     411,400  6.003    668   714   767    69.93     73.93     80.00        360    0
92592         2     1,126,836      0.71     564,200  5.036    621   682   753    67.78     73.38     80.00        359    1
Other       531   150,997,139     95.49     284,453  6.008    624   710   813     4.55     76.61     95.00        359    1
       -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:      543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
       ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

16. Convertible Flag

                                    PERCENT
             NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
               OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CONVERTIBLE MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
FLAG         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
----------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
N                542 $ 157,824,085     99.81% $  291,279  5.999%   621   710   813     4.55%    76.28%    95.00%       359    1
Y                  1       303,050      0.19     303,050  5.125    697   697   697    80.00     80.00     80.00        359    1
            -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:           543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
            ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

17. Delinquency*

                                     PERCENT
              NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
             MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
DELINQUENCY*  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------ -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0-29 days         543 $ 158,127,135   100.00%  $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
             -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            543 $ 158,127,135   100.00%  $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
             ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

* MBA method

--------------------------------------------------------------------------------

18. OLTV

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                  OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
OLTV            LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
<= 20.00              1 $      10,000      0.01% $   10,000  6.750%   781   781   781     4.55%     4.55%     4.55%       357    3
20.01 - 30.00         1       394,468      0.25     398,000  3.500    625   625   625    22.11     22.11     22.11        358    2
40.01 - 50.00         4     2,509,234      1.59     627,500  5.793    676   722   785    41.73     45.82     50.00        359    1
50.01 - 60.00        14     5,205,546      3.29     371,929  5.810    659   721   804    51.56     55.61     60.00        359    1
60.01 - 70.00        48    20,724,002     13.11     431,875  5.865    621   694   798    60.15     67.31     70.00        358    1
70.01 - 80.00       452   124,746,809     78.89     276,065  6.026    630   712   813    70.12     78.94     80.00        359    1
80.01 - 90.00        20     3,872,404      2.45     193,750  6.336    638   719   798    84.96     88.85     90.00        358    2
90.01 - 100.00        3       664,672      0.42     221,650  6.452    671   723   756    94.71     94.93     95.00        359    1
               -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:              543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
               ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 76.29%
Lowest: 4.55%
Highest: 95.00%

--------------------------------------------------------------------------------

19. Cut-Off LTV

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                  OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CUT-OFF LTV     LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
<= 20.00              1 $      10,000      0.01% $   10,000  6.750%   781   781   781     4.55%     4.55%     4.55%       357    3
20.01 - 30.00         1       394,468      0.25     398,000  3.500    625   625   625    22.11     22.11     22.11        358    2
40.01 - 50.00         4     2,509,234      1.59     627,500  5.793    676   722   785    41.73     45.82     50.00        359    1
50.01 - 60.00        14     5,205,546      3.29     371,929  5.810    659   721   804    51.56     55.61     60.00        359    1
60.01 - 70.00        49    21,353,259     13.50     435,941  5.806    621   694   798    60.15     67.40     70.12        358    1
70.01 - 80.00       451   124,117,552     78.49     275,278  6.037    630   712   813    70.45     78.98     80.00        359    1
80.01 - 90.00        20     3,872,404      2.45     193,750  6.336    638   719   798    84.96     88.85     90.00        358    2
90.01 - 100.00        3       664,672      0.42     221,650  6.452    671   723   756    94.71     94.93     95.00        359    1
               -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:              543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
               ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 76.26%
Lowest: 4.55%
Highest: 94.99%

--------------------------------------------------------------------------------

20. Prepayment Penalty Term

                                     PERCENT
              NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
PREPAYMENT   MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
PENALTY TERM  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------ -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0                 463 $ 141,767,625     89.65% $ 306,296   5.983%   621   709   813     4.55%    76.09%    95.00%       359    1
36                 79    16,130,510     10.20    204,207   6.122    636   716   801    58.49     77.94     90.00        358    2
42                  1       229,000      0.14    229,000   6.250    719   719   719    78.97     78.97     78.97        358    2
             -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            543 $ 158,127,135    100.00% $ 291,301   5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
             ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 3.7 months
Lowest: 0 months
Highest: 42 months

--------------------------------------------------------------------------------

21. Original Term

                                 PERCENT
          NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
            OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
ORIGINAL MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
TERM      LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
300             1 $     458,175      0.29% $  460,000  3.875%   679   679   679    68.66%    68.66%    68.66%       298    2
360           542   157,668,960     99.71     290,989  6.003    621   710   813     4.55     76.31     95.00        359    1
         -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
         ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 359.8 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
CUT-OFF      OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
REMAINING MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
TERM       LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
289 - 300        1 $     458,175      0.29% $  460,000  3.875%   679   679   679    68.66%    68.66%    68.66%       298    2
337 - 348        2       873,200      0.55     436,600  5.646    648   711   757    80.00     80.00     80.00        346   14
349 - 360      540   156,795,760     99.16     290,450  6.005    621   710   813     4.55     76.29     95.00        359    1
          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
          ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 358.6 months
Lowest: 298 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

                                 PERCENT
          NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
            OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CUTOFF   MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
LOAN AGE  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0              67 $  34,098,642     21.56% $  508,935  5.925%   621   701   813    41.73%    72.37%    80.00%       360    0
1 - 12        474   123,155,293     77.88     259,925  6.020    624   712   807     4.55     77.34     95.00        358    1
13 - 24         2       873,200      0.55     436,600  5.646    648   711   757    80.00     80.00     80.00        346   14
         -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
         ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 1.2 months
Lowest: 0 months
Highest: 14 months

--------------------------------------------------------------------------------

24. Gross Margin

                               PERCENT
        NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
          OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
GROSS  MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
MARGIN  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------ -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
2.250        98 $  47,997,271     30.35% $  489,873  5.768%   621   708   813    41.73%    72.52%    80.00%       359    1
2.500         1       411,171      0.26     412,500  3.375    646   646   646    72.05     72.05     72.05        358    2
2.750       444   109,718,693     69.39     247,199  6.107    624   711   807     4.55     77.95     95.00        358    2
       -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:      543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
       ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 2.598%
Lowest: 2.250%
Highest: 2.750%

--------------------------------------------------------------------------------

25. Initial Cap (ARMs)

                                   PERCENT
            NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
INITIAL       OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CAP        MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
(ARMs)      LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
---------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1.000            17 $   9,152,753      5.79%  $ 539,907  3.834%   625   708   798    22.11%    73.92%    80.00%       355    2
5.000           526   148,974,383     94.21     283,266  6.130    621   710   813     4.55     76.43     95.00        359    1
           -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:          543 $ 158,127,135    100.00%  $ 291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
           ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 4.768%
Lowest: 1.000%
Highest: 5.000%

--------------------------------------------------------------------------------

26. Periodic Cap (ARMs)

                                 PERCENT
          NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
PERIODIC    OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CAP      MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
(ARMs)    LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1.000         444 $ 113,338,963     71.68% $  255,363  6.042%   624   710   813     4.55%    78.42%    95.00%       358    2
2.000          99    44,788,172     28.32     452,474  5.883    621   709   804    41.73     70.90     90.00        360    0
         -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
         ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 1.283%
Lowest: 1.000%
Highest: 2.000%

--------------------------------------------------------------------------------

27. Maximum Rate (ARMs)

                                        PERCENT
                 NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                   OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
MAXIMUM RATE    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
(ARMs)           LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
9.001 - 10.000        19 $  10,238,529      6.47% $  540,177  3.937%   625   711   798    22.11%    74.28%    80.00%       355    2
10.001 - 11.000      110    42,411,021     26.82     385,631  5.720    633   712   813    41.73     72.74     90.00        359    1
11.001 - 12.000      218    57,819,338     36.57     265,281  6.088    621   707   807    43.96     76.93     95.00        359    1
12.001 - 13.000      184    44,556,548     28.18     242,177  6.522    640   713   804     4.55     79.03     90.00        358    2
13.001 - 14.000       12     3,101,700      1.96     258,475  7.351    663   688   789    75.30     79.93     94.71        359    1
                -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:               543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
                ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 11.518%
Lowest: 9.250%
Highest: 13.500%

--------------------------------------------------------------------------------

28. Cutoff Rollterm

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                  OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CUTOFF         MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
ROLLTERM        LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1 - 12               17 $   9,152,753      5.79% $  539,907  3.834%   625   708   798    22.11%    73.92%    80.00%       355    2
25 - 36             290    72,246,299     45.69     249,158  6.203    624   709   807     4.55     78.79     95.00        359    1
37 - 48               2       873,200      0.55     436,600  5.646    648   711   757    80.00     80.00     80.00        346   14
49 - 60             131    30,488,035     19.28     232,786  6.316    642   713   813    54.55     78.89     94.99        359    1
73 - 84              32     7,477,165      4.73     233,750  5.711    638   738   804    55.17     75.08     90.00        359    1
109 - 120            69    37,121,763     23.48     538,056  5.939    621   702   792    41.73     70.25     80.00        360    0
121 or greater        2       767,920      0.49     383,960  5.809    770   777   785    48.00     65.00     80.00        360    0
               -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:              543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%    95.00%       359    1
               ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 60.2 months
Lowest: 4 months
Highest: 121 months

--------------------------------------------------------------------------------

29. Originator

                                                         PERCENT
                                  NUMBER    AGGREGATE   OF LOANS    AVERAGE
                                    OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.
                                 MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL
ORIGINATOR                        LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV
-------------------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Bank of America, NA                    18 $   9,686,182      6.13% $  539,579  3.933%   625   713   798    22.11%    74.26%
Countrywide Home Loans, Inc.           68    37,433,407     23.67     550,549  5.921    621   703   792    41.73     70.09
GreenPoint Mortgage Funding Inc.      427   104,186,210     65.89     244,035  6.236    624   711   813     4.55     78.81
National City Mortgage Company         30     6,821,336      4.31     227,454  5.695    638   733   804    55.17     74.61
                                 -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Total:                                543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%
                                 ======== ============= =========  ========== ======  ===== ===== ===== ========  ========

                                              W.A.
                                    MAX.    REMAINING W.A.
                                  ORIGINAL   TERM TO  LOAN
ORIGINATOR                          LTV     MATURITY  AGE
--------------------------------  --------  --------- ----
Bank of America, NA                  80.00%       356    2
Countrywide Home Loans, Inc.         80.00        360    0
GreenPoint Mortgage Funding Inc.     95.00        358    2
National City Mortgage Company       90.00        359    1
                                  --------  --------- ----
Total:                               95.00%       359    1
                                  ========  ========= ====

--------------------------------------------------------------------------------

30. Servicer

                                                         PERCENT
                                  NUMBER    AGGREGATE   OF LOANS    AVERAGE
                                    OF       CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.
                                 MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL
SERVICER                          LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV
-------------------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Bank of America, NA                    18 $   9,686,182      6.13% $  539,579  3.933%   625   713   798    22.11%    74.26%
Countrywide Home Loans, Inc.           68    37,433,407     23.67     550,549  5.921    621   703   792    41.73     70.09
GreenPoint Mortgage Funding Inc.      427   104,186,210     65.89     244,035  6.236    624   711   813     4.55     78.81
National City Mortgage Company         30     6,821,336      4.31     227,454  5.695    638   733   804    55.17     74.61
                                 -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Total:                                543 $ 158,127,135    100.00% $  291,301  5.997%   621   710   813     4.55%    76.29%
                                 ======== ============= =========  ========== ======  ===== ===== ===== ========  ========

                                              W.A.
                                    MAX.    REMAINING W.A.
                                  ORIGINAL   TERM TO  LOAN
SERVICER                            LTV     MATURITY  AGE
--------------------------------  --------  --------- ----
Bank of America, NA                  80.00%       356    2
Countrywide Home Loans, Inc.         80.00        360    0
GreenPoint Mortgage Funding Inc.     95.00        358    2
National City Mortgage Company       90.00        359    1
                                  --------  --------- ----
Total:                               95.00%       359    1
                                  ========  ========= ====

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                               BAFC 2004-B Group 7
            Premium Coupon Alt-A, Jumbo Hybrid and 6 Month Libor Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $158,127,135.17
Loan Count: 543
Cut-Off Date: 2004-10-01
Avg. Loan Balance: $291,210.19
Avg. Orig. Balance: $291,300.74
W.A. FICO: 710
W.A. Orig. LTV: 76.29%
W.A. Cut-Off LTV: 76.26%
W.A. Gross Coupon: 5.9973%
W.A. Net Coupon: 5.7340%
W.A. Svcg Fee: 0.2572%
W.A. Trustee Fee: 0.0060%
W.A. LPMI:
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 2.87%
% over 100 OLTV: 0.00%
% with PMI: 2.87%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.10%
W.A. MI Adjusted LTV: 75.62%
% Second Lien: 0.00%
% with Prepay Penalty: 10.35%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.16%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                         ORIGINAL BALANCE           PERCENT
                         -----------------------    -------
                         <= $50,000                    0.14%
                         $50,001 - $150,000            9.41
                         $150,001 - $250,000          16.42
                         $250,001 - $350,000          17.70
                         $350,001 - $450,000          17.31
                         $450,001 - $550,000          15.35
                         $550,001 - $650,000          11.61
                         $650,001 - $750,000           2.59
                         $750,001 - $850,000           2.98
                         $850,001 - $950,000           0.55
                         $950,001 - $1,050,000         5.00
                         $1,450,001 - $1,550,000       0.95
                                                    -------
                         Total:                      100.00%
                                                    =======

Average: $291,300.74
Lowest: $10,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                         CUT-OFF BALANCE            PERCENT
                         -----------------------    -------
                         <= $50,000                    0.14%
                         $50,001 - $150,000            9.41
                         $150,001 - $250,000          16.42
                         $250,001 - $350,000          17.70
                         $350,001 - $450,000          17.31
                         $450,001 - $550,000          15.35
                         $550,001 - $650,000          11.61
                         $650,001 - $750,000           2.59
                         $750,001 - $850,000           2.98
                         $850,001 - $950,000           0.55
                         $950,001 - $1,050,000         5.00
                         $1,450,001 - $1,550,000       0.95
                                                    -------
                         Total:                      100.00%
                                                    =======

Average: $291,210.19
Lowest: $10,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

                            LIEN POSITION    PERCENT
                            -------------    -------
                            1                 100.00%
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

5. Coupon

                            COUPON           PERCENT
                            -------------    -------
                            3.001 - 3.500       0.51%
                            3.501 - 4.000       4.90
                            4.001 - 4.500       0.83
                            4.501 - 5.000       1.02
                            5.001 - 5.500       8.23
                            5.501 - 6.000      35.90
                            6.001 - 6.500      31.99
                            6.501 - 7.000      12.65
                            7.001 - 7.500       3.65
                            7.501 - 8.000       0.14
                            8.001 - 8.500       0.19
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 5.997%
Lowest: 3.375%
Highest: 8.125%

--------------------------------------------------------------------------------

6. Credit Score

                            CREDIT SCORE     PERCENT
                            ------------     -------
                            800 - 849           0.83%
                            750 - 799          20.66
                            700 - 749          33.32
                            650 - 699          38.28
                            600 - 649           6.91
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 710
Lowest: 621
Highest: 813

--------------------------------------------------------------------------------

7. PMI Providers

                            PMI PROVIDERS      PERCENT
                            -------------      -------
                            NONE                 97.13%
                            PMIC                  1.23
                            RGIC                  1.22
                            MGIC                  0.33
                            GE                    0.09
                                               -------
                            Total:              100.00%
                                               =======

--------------------------------------------------------------------------------

8. Product Type

                         PRODUCT TYPE               PERCENT
                         --------------------       -------
                         3/27 6MO LIBOR - IO          43.25%
                         5/25 6MO LIBOR - IO          18.24
                         10/20 1YR LIBOR - IO         17.61
                         6MO LIBOR                     5.79
                         10/20 1YR LIBOR               5.04
                         7/23 1YR LIBOR - IO           3.28
                         3/27 6MO LIBOR                2.44
                         5/25 6MO LIBOR                1.59
                         7/23 1YR LIBOR                1.37
                         10/20 1YR CMT                 1.02
                         10/20 6MO LIBOR - IO          0.29
                         7/23 6MO LIBOR - IO           0.08
                                                    -------
                         Total:                      100.00%
                                                    =======

--------------------------------------------------------------------------------

9. Index

                            INDEX            PERCENT
                            ---------        -------
                            6MO LIBOR          71.68%
                            1YR LIBOR          27.30
                            1YR CMT             1.02
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

10. Loan Purpose

                         LOAN PURPOSE            PERCENT
                         -------------------     -------
                         Purchase                  72.11%
                         Refinance-Cashout         16.76
                         Refinance-Rate/Term       11.13
                                                 -------
                         Total:                   100.00%
                                                 =======

--------------------------------------------------------------------------------

11. Property Type

                            PROPERTY TYPE      PERCENT
                            -------------      -------
                            SFR                  51.49%
                            PUD Detached         11.09
                            2-Family              8.25
                            PUD                   7.67
                            Condo - Low           7.13
                            4-Family              4.65
                            3-Family              2.69
                            Condominium           2.67
                            PUD Attached          1.98
                            SFR-Attached          0.88
                            PUD - 4 units         0.44
                            Condo - Mid           0.41
                            PUD - 2 units         0.35
                            Condo - Site          0.30
                                               -------
                            Total:              100.00%
                                               =======

--------------------------------------------------------------------------------

12. Occupancy Status

                         OCCUPANCY STATUS      PERCENT
                         ----------------      -------
                         Primary                 61.40%
                         Investor                36.33
                         Secondary                2.27
                                               -------
                         Total:                 100.00%
                                               =======

--------------------------------------------------------------------------------

13. Documentation

                    DOCUMENTATION                  PERCENT
                    --------------------------     -------
                    Stated Income                    48.79%
                    Reduced                          20.01
                    Full                             15.68
                    Full/Alt                          2.93
                    Alternative                       2.61
                    Rapid                             2.32
                    Stated Income/Stated Asset        2.07
                    Stated/VOA                        1.38
                    Preferred                         1.05
                    NID - No Income Disclosure        0.86
                    Other                             2.29
                                                   -------
                    Total:                         100.00%
                                                   =======

--------------------------------------------------------------------------------

14. State

                            STATE         PERCENT
                            ----------    -------
                            California      47.11%
                            Florida          4.84
                            Nevada           4.45
                            Virginia         4.23
                            Maryland         3.88
                            Other           35.50
                                          -------
                            Total:         100.00%
                                          =======

--------------------------------------------------------------------------------

15. California

                         CALIFORNIA             PERCENT
                         -------------------    -------
                         Northern California      40.03%
                         Southern California      59.97
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

16. Zip Code

                            ZIP CODE      PERCENT
                            --------      -------
                            92101            1.16%
                            92657            0.95
                            92646            0.90
                            92129            0.78
                            92592            0.71
                            Other           95.49
                                          -------
                            Total:         100.00%
                                          =======

--------------------------------------------------------------------------------

17. Convertible Flag

                         CONVERTIBLE FLAG     PERCENT
                         ----------------     -------
                         N                      99.81%
                         Y                       0.19
                                              -------
                         Total:                100.00%
                                              =======

--------------------------------------------------------------------------------

18. Delinquency*

                         DELINQUENCY*     PERCENT
                         ------------     -------
                         0-29 days         100.00%
                                          -------
                         Total:            100.00%
                                          =======

* MBA method

--------------------------------------------------------------------------------

19. OLTV

                         OLTV              PERCENT
                         --------------    -------
                         <= 20.00             0.01%
                         20.01 - 30.00        0.25
                         40.01 - 50.00        1.59
                         50.01 - 60.00        3.29
                         60.01 - 70.00       13.11
                         70.01 - 80.00       78.89
                         80.01 - 90.00        2.45
                         90.01 - 100.00       0.42
                                           -------
                         Total:             100.00%
                                           =======

W.A.: 76.29%
Lowest: 4.55%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

                         CUT-OFF LTV       PERCENT
                         --------------    -------
                         <= 20.00             0.01%
                         20.01 - 30.00        0.25
                         40.01 - 50.00        1.59
                         50.01 - 60.00        3.29
                         60.01 - 70.00       13.50
                         70.01 - 80.00       78.49
                         80.01 - 90.00        2.45
                         90.01 - 100.00       0.42
                                           -------
                         Total:             100.00%
                                           =======

W.A.: 76.26%
Lowest: 4.55%
Highest: 94.99%

--------------------------------------------------------------------------------

21. Prepayment Penalty Term

                    PREPAYMENT PENALTY TERM       PERCENT
                    -----------------------       -------
                    0                               89.65%
                    36                              10.20
                    42                               0.14
                                                  -------
                    Total:                         100.00%
                                                  =======

W.A.: 3.7 months
Lowest: 0 months
Highest: 42 months

--------------------------------------------------------------------------------

22. Original Term

                         ORIGINAL TERM      PERCENT
                         -------------      -------
                         300                   0.29%
                         360                  99.71
                                            -------
                         Total:              100.00%
                                            =======

W.A.: 359.8 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    CUT-OFF REMAINING TERM      PERCENT
                    ----------------------      -------
                    289 - 300                      0.29%
                    337 - 348                      0.55
                    349 - 360                     99.16
                                                -------
                    Total:                       100.00%
                                                =======

W.A.: 358.6 months
Lowest: 298 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                         CUTOFF LOAN AGE     PERCENT
                         ---------------     -------
                         0                     21.56%
                         1 - 12                77.88
                         13 - 24                0.55
                                             -------
                         Total:               100.00%
                                             =======

W.A.: 1.2 months
Lowest: 0 months
Highest: 14 months

--------------------------------------------------------------------------------

25. Gross Margin

                         GROSS MARGIN      PERCENT
                         ------------      -------
                         2.250               30.35%
                         2.500                0.26
                         2.750               69.39
                                           -------
                         Total:             100.00%
                                           =======

W.A.: 2.598%
Lowest: 2.250%
Highest: 2.750%

--------------------------------------------------------------------------------

26. Initial Cap (ARMs)

                         INITIAL CAP (ARMs)    PERCENT
                         ------------------    -------
                         1.000                    5.79%
                         5.000                   94.21
                                               -------
                         Total:                 100.00%
                                               =======

W.A.: 4.768%
Lowest: 1.000%
Highest: 5.000%

--------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

                         PERIODIC CAP (ARMs)      PERCENT
                         -------------------      -------
                         1.000                      71.68%
                         2.000                      28.32
                                                  -------
                         Total:                    100.00%
                                                  =======

W.A.: 1.283%
Lowest: 1.000%
Highest: 2.000%

--------------------------------------------------------------------------------

28. Maximum Rate (ARMs)

                         MAXIMUM RATE (ARMs)         PERCENT
                         -------------------         -------
                         9.001 - 10.000                 6.47%
                         10.001 - 11.000               26.82
                         11.001 - 12.000               36.57
                         12.001 - 13.000               28.18
                         13.001 - 14.000                1.96
                                                     -------
                         Total:                       100.00%
                                                     =======

W.A.: 11.518%
Lowest: 9.250%
Highest: 13.500%

--------------------------------------------------------------------------------

29. Cutoff Rollterm

                         CUTOFF ROLLTERM     PERCENT
                         ---------------     -------
                         1 - 12                 5.79%
                         25 - 36               45.69
                         37 - 48                0.55
                         49 - 60               19.28
                         73 - 84                4.73
                         109 - 120             23.48
                         121 or greater         0.49
                                             -------
                         Total:               100.00%
                                             =======

W.A.: 60.2 months
Lowest: 4 months
Highest: 121 months

--------------------------------------------------------------------------------

30. Originator

                    ORIGINATOR                          PERCENT
                    --------------------------------    -------
                    Bank of America, NA                    6.13%
                    Countrywide Home Loans, Inc.          23.67
                    GreenPoint Mortgage Funding Inc.      65.89
                    National City Mortgage Company         4.31
                                                        -------
                    Total:                               100.00%
                                                        =======

--------------------------------------------------------------------------------

31. Servicer

                    SERVICER                            PERCENT
                    --------------------------------    -------
                    Bank of America, NA                    6.13%
                    Countrywide Home Loans, Inc.          23.67
                    GreenPoint Mortgage Funding Inc.      65.89
                    National City Mortgage Company         4.31
                                                        -------
                    Total:                               100.00%
                                                        =======

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                                   BAFC 2004-B
                             Crossed Groups 1 and 2

                                   426 records
                              Balance: 221,312,342
--------------------------------------------------------------------------------

1. Original Balance

                                                PERCENT
                         NUMBER    AGGREGATE   OF LOANS    AVERAGE
                          OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.
                        MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL
ORIGINAL BALANCE         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV
----------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
$50,001 - $150,000             6 $     747,788      0.34% $  124,650  5.852%   697   721   808    79.99%    80.00%
$150,001 - $250,000           29     6,149,201      2.78     212,056  5.566    680   733   816    64.06     79.25
$250,001 - $350,000           56    17,730,805      8.01     316,635  5.275    671   735   799    43.87     78.41
$350,001 - $450,000          129    51,318,126     23.19     397,883  5.276    660   733   809    34.09     77.01
$450,001 - $550,000           67    33,768,178     15.26     504,006  5.355    668   729   795    45.78     75.00
$550,001 - $650,000           52    31,487,928     14.23     605,539  5.312    674   736   801    54.72     77.07
$650,001 - $750,000           12     8,491,026      3.84     707,646  5.168    706   730   769    63.64     76.85
$750,001 - $850,000           17    13,508,960      6.10     795,239  5.208    703   755   821    51.52     71.95
$850,001 - $950,000           10     8,964,148      4.05     896,505  5.246    664   723   775    60.63     75.54
$950,001 - $1,050,000         41    40,628,866     18.36     995,624  5.416    649   747   796    19.61     58.67
$1,050,001 - $1,150,000        2     2,186,852      0.99   1,094,050  5.376    769   775   780    37.93     56.35
$1,150,001 - $1,250,000        3     3,529,727      1.59   1,179,333  5.172    658   697   733    50.87     55.28
$1,250,001 - $1,350,000        1     1,308,504      0.59   1,310,000  5.500    786   786   786    54.49     54.49
$1,450,001 - $1,550,000        1     1,492,232      0.67   1,500,000  4.625    758   758   758    50.00     50.00
                        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Total:                       426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%
                        ======== ============= =========  ========== ======  ===== ===== ===== ========  ========

                                      W.A.
                           MAX.    REMAINING W.A.
                         ORIGINAL   TERM TO  LOAN
ORIGINAL BALANCE           LTV     MATURITY  AGE
-----------------------  --------  --------- ----
$50,001 - $150,000          80.00%       359    1
$150,001 - $250,000         80.00        359    1
$250,001 - $350,000         80.00        359    1
$350,001 - $450,000         95.00        360    0
$450,001 - $550,000         80.00        357    0
$550,001 - $650,000         80.00        360    0
$650,001 - $750,000         80.00        360    0
$750,001 - $850,000         80.00        359    1
$850,001 - $950,000         80.00        360    0
$950,001 - $1,050,000       80.00        359    1
$1,050,001 - $1,150,000     75.00        360    0
$1,150,001 - $1,250,000     61.47        358    2
$1,250,001 - $1,350,000     54.49        359    1
$1,450,001 - $1,550,000     50.00        356    4
                         --------  --------- ----
Total:                      95.00%       359    1
                         ========  ========= ====

Average: $520,058.47
Lowest: $111,100.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Cut-Off Balance

                                                PERCENT
                         NUMBER    AGGREGATE   OF LOANS    AVERAGE
                          OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                        MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
CUT-OFF BALANCE          LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
----------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
$50,001 - $150,000             6 $     747,788      0.34% $  124,650  5.852%   697   721   808    79.99%    80.00%    80.00%
$150,001 - $250,000           29     6,149,201      2.78     212,056  5.566    680   733   816    64.06     79.25     80.00
$250,001 - $350,000           56    17,730,805      8.01     316,635  5.275    671   735   799    43.87     78.41     80.00
$350,001 - $450,000          129    51,318,126     23.19     397,883  5.276    660   733   809    34.09     77.01     95.00
$450,001 - $550,000           67    33,768,178     15.26     504,006  5.355    668   729   795    45.78     75.00     80.00
$550,001 - $650,000           52    31,487,928     14.23     605,539  5.312    674   736   801    54.72     77.07     80.00
$650,001 - $750,000           12     8,491,026      3.84     707,646  5.168    706   730   769    63.64     76.85     80.00
$750,001 - $850,000           18    14,357,157      6.49     806,615  5.211    703   757   821    51.52     71.51     80.00
$850,001 - $950,000           10     8,964,148      4.05     896,505  5.246    664   723   775    60.63     75.54     80.00
$950,001 - $1,050,000         40    39,780,669     17.97     995,514  5.420    649   745   796    19.61     58.55     80.00
$1,050,001 - $1,150,000        2     2,186,852      0.99   1,094,050  5.376    769   775   780    37.93     56.35     75.00
$1,150,001 - $1,250,000        3     3,529,727      1.59   1,179,333  5.172    658   697   733    50.87     55.28     61.47
$1,250,001 - $1,350,000        1     1,308,504      0.59   1,310,000  5.500    786   786   786    54.49     54.49     54.49
$1,450,001 - $1,550,000        1     1,492,232      0.67   1,500,000  4.625    758   758   758    50.00     50.00     50.00
                        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                       426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%
                        ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                           W.A.
                         REMAINING W.A.
                          TERM TO  LOAN
CUT-OFF BALANCE          MATURITY  AGE
-----------------------  --------- ----
$50,001 - $150,000             359    1
$150,001 - $250,000            359    1
$250,001 - $350,000            359    1
$350,001 - $450,000            360    0
$450,001 - $550,000            357    0
$550,001 - $650,000            360    0
$650,001 - $750,000            360    0
$750,001 - $850,000            359    1
$850,001 - $950,000            360    0
$950,001 - $1,050,000          359    1
$1,050,001 - $1,150,000        360    0
$1,150,001 - $1,250,000        358    2
$1,250,001 - $1,350,000        359    1
$1,450,001 - $1,550,000        356    4
                         --------- ----
Total:                         359    1
                         ========= ====

Average: $519,512.54
Lowest: $111,100.00
Highest: $1,492,231.88

--------------------------------------------------------------------------------

3. Lien Position

                                 PERCENT
          NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
          OF         CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.   MAX.   MIN.      W.A.      MAX.    REMAINING W.A.
LIEN     MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO   FICO ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
POSITION  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1             426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
         -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
         ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

4. Coupon

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
COUPON         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
3.001 - 3.500        1 $     792,056      0.36% $  800,000  3.250%   703   703   703    65.57%    65.57%    65.57%       354    6
3.501 - 4.000        2       780,000      0.35     390,000  3.939    706   723   740    73.39     76.61     80.00        360    0
4.001 - 4.500       29    13,675,580      6.18     471,572  4.357    679   741   783    50.61     76.04     90.00        360    0
4.501 - 5.000       99    51,273,110     23.17     518,094  4.845    658   730   816    19.61     72.86     95.00        359    1
5.001 - 5.500      146    81,561,734     36.85     559,885  5.344    649   740   808    34.09     70.90     95.00        359    1
5.501 - 6.000      128    65,034,439     29.39     508,242  5.780    660   737   821    22.22     72.48     90.00        358    1
6.001 - 6.500       20     7,967,422      3.60     398,595  6.207    691   736   801    60.61     74.87     80.00        359    1
6.501 - 7.000        1       228,000      0.10     228,000  6.875    703   703   703    80.00     80.00     80.00        359    1
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 5.316%
Lowest: 3.250%
Highest: 6.875%

--------------------------------------------------------------------------------

5. Credit Score

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
            OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CREDIT    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
SCORE      LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
800 - 849        7  $  3,058,823      1.38% $  436,975  5.590%   801   809   821    54.72%    75.17%    80.00%       360    0
750 - 799      135    77,727,763     35.12     577,160  5.319    750   773   799    22.22     69.49     95.00        359    1
700 - 749      224   110,243,933     49.81     492,290  5.275    700   724   749    19.61     73.99     95.00        359    1
650 - 699       58    28,287,526     12.78     487,871  5.436    658   680   699    47.00     74.30     90.00        356    1
600 - 649        1       996,544      0.45   1,000,000  5.250    649   649   649    68.67     68.67     68.67        357    3
N/A              1       997,754      0.45   1,000,000  5.375  *****     0     0    40.00     40.00     40.00        358    2
          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
          ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 736
Lowest: 649
Highest: 821

--------------------------------------------------------------------------------

6. PMI Providers

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
            OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
PMI       MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
PROVIDERS  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
NONE           418 $ 218,098,712     98.55% $  522,322  5.318%   649   737   821    19.61%    72.02%    80.00%       359    1
MGIC             3     1,246,322      0.56     415,600  5.329    679   687   695    86.00     88.04     90.00        360    0
TGRIC            2       795,625      0.36     397,813  5.061    720   744   769    95.00     95.00     95.00        360    0
GEMIC            1       409,900      0.19     409,900  5.125    735   735   735    89.99     89.99     89.99        360    0
UGRIC            1       386,482      0.17     386,482  4.375    743   743   743    90.00     90.00     90.00        359    1
PMIC             1       375,300      0.17     375,300  5.875    745   745   745    90.00     90.00     90.00        360    0
          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
          ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

7. Product Type

                                             PERCENT
                      NUMBER    AGGREGATE   OF LOANS    AVERAGE
                       OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                     MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
PRODUCT TYPE          LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
-------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
3/27 1YR LIBOR - IO       168 $  86,702,764     39.18% $  516,113  5.053%   662   732   799    43.87%    76.46%    95.00%
10/20 1YR LIBOR - IO       81    45,019,574     20.34     555,803  5.719    660   745   821    34.09     70.84     80.00
10/20 1YR CMT              31    32,225,612     14.56   1,046,326  5.347    649   747   796    19.61     54.87     78.74
3/27 6MO LIBOR - IO        86    27,828,713     12.57     323,595  5.459    669   729   816    69.99     79.79     80.00
10/20 1YR LIBOR            27    14,580,323      6.59     540,189  5.606    668   742   798    37.93     71.48     80.00
3/27 1YR LIBOR             23    12,009,071      5.43     522,587  4.802    664   725   793    62.91     76.47     95.00
10/20 6MO LIBOR - IO        3       848,000      0.38     282,667  6.213    691   722   741    80.00     80.00     80.00
3/27 6MO LIBOR              4       747,900      0.34     187,175  5.653    719   730   744    79.99     80.00     80.00
10/5 1YR LIBOR - IO         1       550,000      0.25     550,000  5.875    675   675   675    73.33     73.33     73.33
10/20 6MO LIBOR             1       423,588      0.19     424,000  6.125    714   714   714    80.00     80.00     80.00
3/27 1YR CMT                1       376,797      0.17     377,250  5.000    671   671   671    75.00     75.00     75.00
                     -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                    426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%
                     ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                        W.A.
                      REMAINING W.A.
                       TERM TO  LOAN
PRODUCT TYPE          MATURITY  AGE
--------------------  --------- ----
3/27 1YR LIBOR - IO         360    0
10/20 1YR LIBOR - IO        359    1
10/20 1YR CMT               358    2
3/27 6MO LIBOR - IO         359    1
10/20 1YR LIBOR             360    0
3/27 1YR LIBOR              359    1
10/20 6MO LIBOR - IO        359    1
3/27 6MO LIBOR              359    1
10/5 1YR LIBOR - IO         179    1
10/20 6MO LIBOR             359    1
3/27 1YR CMT                359    1
                      --------- ----
Total:                      359    1
                      ========= ====

--------------------------------------------------------------------------------

8. Index

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
            OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
          MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
INDEX      LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1YR LIBOR      300 $ 158,861,732    71.78%  $  529,606  5.276%   660   736   821    34.09%    74.40%    95.00%       359    0
1YR CMT         32    32,602,409    14.73    1,025,417  5.343    649   746   796    19.61     55.10     78.74        358    2
6MO LIBOR       94    29,848,201    13.49      317,552  5.495    669   729   816    69.99     79.81     80.00        359    1
          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         426 $ 221,312,342   100.00%  $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
          ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

9. Loan Purpose

                                            PERCENT
                     NUMBER    AGGREGATE   OF LOANS    AVERAGE
                      OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
LOAN PURPOSE         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Purchase                 342 $ 176,397,863     79.71% $  516,378  5.344%   649   739   821    19.61%    74.05%    95.00%
Refinance-Rate/Term       50    27,409,488     12.38     548,690  5.116    658   725   791    34.09     65.40     86.00
Refinance-Cashout         34    17,504,990      7.91     514,970  5.343    669   726   794    22.22     65.33     80.00
                    -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                   426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%
                    ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                       W.A.
                     REMAINING W.A.
                      TERM TO  LOAN
LOAN PURPOSE         MATURITY  AGE
-------------------  --------- ----
Purchase                   359    0
Refinance-Rate/Term        359    1
Refinance-Cashout          359    1
                     --------- ----
Total:                     359    1
                     ========= ====

--------------------------------------------------------------------------------

10. Property Type

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
PROPERTY TYPE  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
SFR                244 $ 134,063,314     60.58%  $ 550,336  5.334%   649   738   821    19.61%    70.27%    95.00%       359    1
PUD                100    53,711,596     24.27     537,182  5.233    660   737   809    34.09     75.10     90.00        360    0
Condominium         31    13,806,135      6.24     445,389  5.238    678   740   799    60.00     77.01     95.00        360    0
PUD Detached        18     7,599,146      3.43     422,215  5.693    680   723   795    60.32     74.11     80.00        359    1
Condo - Low         18     4,909,888      2.22     272,814  5.336    669   723   791    69.99     79.02     80.00        359    1
Condo - High         5     3,731,170      1.69     747,190  5.499    688   717   785    53.57     67.02     79.99        359    1
2-Family             3     1,692,800      0.76     564,267  4.790    706   726   735    80.00     80.00     80.00        360    0
PUD Attached         5     1,389,493      0.63     277,920  5.367    722   749   808    80.00     80.00     80.00        360    0
SFR-Attached         2       408,800      0.18     204,400  5.789    700   709   714    80.00     80.00     80.00        360    0
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             426 $ 221,312,342    100.00%  $ 520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

11. Occupancy Status

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
            OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
OCCUPANCY MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
STATUS     LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Primary        404 $ 209,527,207     94.67% $  519,196  5.328%   649   736   821    19.61%    72.38%    95.00%       359    1
Secondary       22    11,785,135      5.33     535,889  5.091    667   745   799    50.00     70.59     80.00        360    0
          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
          ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

12. Documentation

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
DOCUMENTATION  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Preferred          191 $ 102,322,783     46.23% $  535,802  5.194%   700   742   821    37.93%    75.28%    95.00%       360    0
Full                84    57,164,942     25.83     681,182  5.379    649   732   803    19.61     64.39     90.00        359    1
Stated Income       94    29,848,201     13.49     317,552  5.495    669   729   816    69.99     79.81     80.00        359    1
Alternative         30    14,853,633      6.71     495,128  5.204    660   716   778    34.09     75.52     86.00        360    0
Full/Alt            20    11,055,877      5.00     552,896  5.828    675   745   798    41.67     68.18     80.00        350    1
Asset Only           4     4,321,572      1.95   1,120,000  5.253    733   775   795    50.87     56.48     64.52        358    2
Streamline           2     1,385,700      0.63     692,850  5.004    727   728   731    55.62     60.60     63.15        360    0
Stated/VOA           1       359,633      0.16     360,000  5.875    688   688   688    80.00     80.00     80.00        359    1
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

13. State

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
              MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
STATE          LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
California         239 $ 124,433,561     56.23% $  521,415  5.304%   649   736   821    19.61%    72.81%    95.00%       359    1
Virginia            22    10,438,918      4.72     474,573  5.467    704   749   795    55.18     73.95     90.00        359    1
Illinois            17     9,344,547      4.22     550,271  5.340    680   747   796    45.45     64.00     80.00        359    1
Florida             16     8,717,707      3.94     544,872  5.104    700   745   809    50.61     69.65     80.00        359    1
Massachusetts       12     7,475,597      3.38     624,004  5.166    680   735   801    60.61     71.15     90.00        359    1
Other              120    60,902,012     27.52     507,712  5.358    664   733   816    40.00     72.73     95.00        358    1
              -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
              ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

14. California

                                            PERCENT
                     NUMBER    AGGREGATE   OF LOANS    AVERAGE
                      OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.
                    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
CALIFORNIA           LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Northern California      100 $  49,184,764     39.53% $  493,464  5.368%   649   739   803    19.61%    73.54%    90.00%
Southern California      139    75,248,798     60.47     541,524  5.263    658   734   821    34.09     72.32     95.00
                    -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------
Total:                   239 $ 124,433,561    100.00% $  521,415  5.304%   649   736   821    19.61%    72.81%    95.00%
                    ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========

                       W.A.
                     REMAINING W.A.
                      TERM TO  LOAN
CALIFORNIA           MATURITY  AGE
-------------------  --------- ----
Northern California        359    1
Southern California        360    0
                     --------- ----
Total:                     359    1
                     ========= ====

--------------------------------------------------------------------------------

15. Zip Code

                               PERCENT
        NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
         OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
ZIP    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CODE    LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-----  -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
90077         2  $  2,659,349      1.20% $1,335,000  4.735%   733   747   758    50.00%    50.38%    50.87%       357    3
93063         3     2,171,880      0.98     723,960  5.057    709   721   741    80.00     80.00     80.00        360    0
60010         2     1,997,754      0.90   1,000,000  5.375    697   747   796    47.00     51.87     56.74        359    1
02116         2     1,997,731      0.90   1,000,000  5.313    688   715   743    64.45     71.60     78.74        359    1
20007         2     1,995,382      0.90   1,000,000  5.563    745   749   754    41.67     43.56     45.45        358    2
Other       415   210,490,245     95.11     507,718  5.323    649   736   821    19.61     72.96     95.00        359    1
       -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:      426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
       ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

16. Convertible Flag

                                    PERCENT
             NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
              OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CONVERTIBLE MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
FLAG         LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
----------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
N                426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
            -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:           426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
            ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

17. Delinquency*

                                     PERCENT
              NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
               OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
             MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
DELINQUENCY*  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-----------  -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0-29 days         426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
             -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
             ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

* MBA method

--------------------------------------------------------------------------------

18. OLTV

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                 OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
OLTV            LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
<= 20.00              1 $     998,770      0.45% $1,000,000  4.875%   725   725   725    19.61%    19.61%    19.61%       359    1
20.01 - 30.00         1       997,857      0.45   1,000,000  5.625    768   768   768    22.22     22.22     22.22        358    2
30.01 - 40.00         4     3,472,754      1.57     868,750  5.437    742   776   784    34.09     38.71     40.00        359    1
40.01 - 50.00        14    12,172,758      5.50     870,914  5.253    697   753   791    41.67     46.97     50.00        358    2
50.01 - 60.00        23    18,122,041      8.19     788,502  5.439    667   748   801    50.61     55.94     60.00        359    1
60.01 - 70.00        54    34,269,522     15.48     637,925  5.323    649   734   795    60.32     65.69     70.00        359    1
70.01 - 80.00       321   148,065,011     66.90     461,307  5.305    660   734   821    70.41     78.98     80.00        359    0
80.01 - 90.00         6     2,418,004      1.09     403,080  5.226    679   713   745    86.00     88.99     90.00        360    0
90.01 - 100.00        2       795,625      0.36     397,813  5.061    720   744   769    95.00     95.00     95.00        360    0
               -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:              426 $ 221,312,342    100.00%  $ 520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
               ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 72.29%
Lowest: 19.61%
Highest: 95.00%

--------------------------------------------------------------------------------

19. Cut-Off LTV

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                 OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CUT-OFF LTV     LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
<= 20.00              1 $     998,770      0.45% $1,000,000  4.875%   725   725   725    19.61%    19.61%    19.61%       359    1
20.01 - 30.00         1       997,857      0.45   1,000,000  5.625    768   768   768    22.22     22.22     22.22        358    2
30.01 - 40.00         4     3,472,754      1.57     868,750  5.437    742   776   784    34.09     38.71     40.00        359    1
40.01 - 50.00        14    12,172,758      5.50     870,914  5.253    697   753   791    41.67     46.97     50.00        358    2
50.01 - 60.00        24    18,970,238      8.57     797,314  5.431    667   751   801    50.61     56.32     64.52        359    1
60.01 - 70.00        53    33,421,325     15.10     631,093  5.325    649   733   793    60.32     65.72     70.00        359    1
70.01 - 80.00       321   148,065,011     66.90     461,307  5.305    660   734   821    70.41     78.98     80.00        359    0
80.01 - 90.00         6     2,418,004      1.09     403,080  5.226    679   713   745    86.00     88.99     90.00        360    0
90.01 - 100.00        2       795,625      0.36     397,813  5.061    720   744   769    95.00     95.00     95.00        360    0
               -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:              426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
               ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 72.23%
Lowest: 19.58%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Prepayment Penalty Term

                                     PERCENT
              NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
               OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
PREPAYMENT   MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
PENALTY TERM  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------ -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0                 416 $ 218,364,132     98.67% $  525,471  5.315%   649   737   821    19.61%    72.19%    95.00%       359    1
36                 10     2,948,210      1.33     294,905  5.377    671   725   793    75.00     79.36     80.00        359    1
             -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
             ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 0.5 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

21. Original Term

                                 PERCENT
          NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
           OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
ORIGINAL MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
TERM      LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
180             1 $     550,000      0.25% $  550,000  5.875%   675   675   675    73.33%    73.33%    73.33%       179    1
360           425   220,762,342     99.75     519,988  5.314    649   737   821    19.61     72.29     95.00        359    1
         -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
         ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 359.6 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
CUT-OFF     OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
REMAINING MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
TERM       LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
169 - 180        1 $     550,000      0.25% $  550,000  5.875%   675   675   675    73.33%    73.33%    73.33%       179    1
349 - 360      425   220,762,342     99.75     519,988  5.314    649   737   821    19.61     72.29     95.00        359    1
          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
          ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 359.0 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

                                 PERCENT
          NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
           OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CUTOFF   MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
LOAN AGE  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0             248 $ 129,762,885     58.63% $  523,237  5.228%   660   736   821    34.09%    75.11%    95.00%       360    0
1 - 12        178    91,549,457      41.37    515,629  5.440    649   738   816    19.61     68.28     90.00        358    1
         -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
         ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 0.6 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

24. Gross Margin

                               PERCENT
        NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
         OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
GROSS  MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
MARGIN  LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------ -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1.875         1 $     849,758      0.38% $  850,000  5.375%   709   709   709    51.52%    51.52%    51.52%       355    5
2.250       392   187,484,875     84.72     478,332  5.310    660   735   821    34.09     75.34     95.00        359    0
2.750        32    32,602,409     14.73   1,025,417  5.343    649   746   796    19.61     55.10     78.74        358    2
2.875         1       375,300      0.17     375,300  5.875    745   745   745    90.00     90.00     90.00        360    0
       -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:      426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
       ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 2.323%
Lowest: 1.875%
Highest: 2.875%

--------------------------------------------------------------------------------

25. Initial Cap (ARMs)

                                PERCENT
         NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
INITIAL   OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CAP     MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
(ARMs)   LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
2.000        188 $  97,214,284     43.93% $  517,177  5.012%   662   731   799    43.87%    76.55%    95.00%       360    0
5.000        233   121,828,710     55.05     523,803  5.554    649   741   821    19.61     68.97     80.00        358    1
6.000          5     2,269,347      1.03     453,880  5.514    695   728   791    45.78     67.76     80.00        358    2
        -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:       426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
        ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 3.692%
Lowest: 2.000%
Highest: 6.000%

--------------------------------------------------------------------------------

26. Periodic Cap (ARMs)

                                 PERCENT
          NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
PERIODIC   OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CAP      MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
(ARMs)    LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1.000          94 $  29,848,201     13.49% $  317,552  5.495%   669   729   816    69.99%    79.81%    80.00%       359    1
2.000         332   191,464,140     86.51     577,395  5.288    649   738   821    19.61     71.12     95.00        359    1
         -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
         ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 1.865%
Lowest: 1.000%
Highest: 2.000%

--------------------------------------------------------------------------------

27. Maximum Rate (ARMs)

                                        PERCENT
                 NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
                  OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
MAXIMUM RATE    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
RATE (ARMs)      LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
9.001 - 10.000        10 $   9,022,016      4.08% $  904,592   4.605%  658   727   785    19.61%    53.65%    80.00%       358    2
10.001 - 11.000      246   137,940,534     62.33     561,539   5.246   649   741   821    22.22     70.79     95.00        359    1
11.001 - 12.000      160    71,514,704     32.31     447,032   5.501   664   730   808    45.78     77.22     95.00        360    0
12.001 - 13.000       10     2,835,088      1.28     283,520   6.307   694   729   801    80.00     80.00     80.00        359    1
                -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:               426 $ 221,312,342    100.00% $  520,058   5.316%  649   736   821    19.61%    72.29%    95.00%       359    1
                ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 10.894%
Lowest: 9.250%
Highest: 12.875%

--------------------------------------------------------------------------------

28. Cutoff Rollterm

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS    AVERAGE                                                             W.A.
            OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.      MAX.    REMAINING W.A.
CUTOFF    MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
ROLLTERM   LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
25 - 36        280 $ 126,725,770     57.26% $  452,651  5.121%   662   731   816    43.87%    77.16%    95.00%       360    0
37 - 48          2       939,475      0.42     469,738  5.109    669   691   720    75.00     83.50     95.00        360    0
109 - 120      144    93,647,097     42.31     651,828  5.580    649   744   821    19.61     65.58     80.00        358    1
          -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%    95.00%       359    1
          ======== ============= =========  ========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 71.0 months
Lowest: 29 months
Highest: 120 months

--------------------------------------------------------------------------------

29. Originator

                                                         PERCENT
                                  NUMBER    AGGREGATE   OF LOANS    AVERAGE
                                   OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.
                                 MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL
ORIGINATOR                        LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV
-------------------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Countrywide Home Loans, Inc.          280 $ 147,823,018     66.79% $  528,004  5.233%   660   735   821    34.09%    74.86%
GreenPoint Mortgage Funding Inc.       94    29,848,201     13.49     317,552  5.495    669   729   816    69.99     79.81
National City Mortgage Company         21    11,415,510      5.16     543,710  5.829    675   744   798    41.67     68.56
Wells Fargo Home Mortgage, Inc.        31    32,225,612     14.56   1,046,326  5.347    649   747   796    19.61     54.87
                                 -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Total:                                426 $ 221,312,342    100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%
                                 ======== ============= =========  ========== ======  ===== ===== ===== ========  ========

                                               W.A.
                                    MAX.    REMAINING W.A.
                                  ORIGINAL   TERM TO  LOAN
ORIGINATOR                          LTV     MATURITY  AGE
--------------------------------  --------  --------- ----
Countrywide Home Loans, Inc.         95.00%       360    0
GreenPoint Mortgage Funding Inc.     80.00        359    1
National City Mortgage Company       80.00        350    1
Wells Fargo Home Mortgage, Inc.      78.74        358    2
                                  --------  --------- ----
Total:                               95.00%       359    1
                                  ========  ========= ====

--------------------------------------------------------------------------------

30. Servicer

                                                         PERCENT
                                  NUMBER    AGGREGATE   OF LOANS    AVERAGE
                                   OF        CURRENT       BY       ORIGINAL   W.A.   MIN.  W.A.  MAX.    MIN.      W.A.
                                 MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL
SERVICER                          LOANS      BALANCE     BALANCE    BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV
-------------------------------- -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Countrywide Home Loans, Inc.          280 $  147,823,018    66.79% $  528,004  5.233%   660   735   821    34.09%    74.86%
GreenPoint Mortgage Funding Inc.       94     29,848,201    13.49     317,552  5.495    669   729   816    69.99     79.81
National City Mortgage Company         21     11,415,510     5.16     543,710  5.829    675   744   798    41.67     68.56
Wells Fargo Home Mortgage, Inc.        31     32,225,612    14.56   1,046,326  5.347    649   747   796    19.61     54.87
                                 -------- ------------- ---------  ---------- ------  ----- ----- ----- --------  --------
Total:                                426 $  221,312,342   100.00% $  520,058  5.316%   649   736   821    19.61%    72.29%
                                 ======== ============= =========  ========== ======  ===== ===== ===== ========  ========

                                               W.A.
                                    MAX.    REMAINING W.A.
                                  ORIGINAL   TERM TO  LOAN
SERVICER                            LTV     MATURITY  AGE
--------------------------------  --------  --------- ----
Countrywide Home Loans, Inc.         95.00%       360    0
GreenPoint Mortgage Funding Inc.     80.00        359    1
National City Mortgage Company       80.00        350    1
Wells Fargo Home Mortgage, Inc.      78.74        358    2
                                  --------  --------- ----
Total:                               95.00%       359    1
                                  ========  ========= ====

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                                   BAFC 2004-B
                             Crossed Groups 1 and 2
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $221,312,341.70
Loan Count: 426
Cut-Off Date: 2004-10-01
Avg. Loan Balance: $519,512.54
Avg. Orig. Balance: $520,058.47
W.A. FICO: 736
W.A. Orig. LTV: 72.29%
W.A. Cut-Off LTV: 72.23%
W.A. Gross Coupon: 5.3156%
W.A. Net Coupon: 5.0038%
W.A. Svcg Fee: 0.3051%
W.A. Trustee Fee: 0.0060%
W.A. LPMI: 0.0008%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 1.45%
% over 100 OLTV: 0.00%
% with PMI: 1.45%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.24%
W.A. MI Adjusted LTV: 71.88%
% Second Lien: 0.00%
% with Prepay Penalty: 1.33%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.20%

* FICO not available for 1 loans, or 0.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                         ORIGINAL BALANCE          PERCENT
                         -----------------------   -------
                         $50,001 - $150,000           0.34%
                         $150,001 - $250,000          2.78
                         $250,001 - $350,000          8.01
                         $350,001 - $450,000         23.19
                         $450,001 - $550,000         15.26
                         $550,001 - $650,000         14.23
                         $650,001 - $750,000          3.84
                         $750,001 - $850,000          6.10
                         $850,001 - $950,000          4.05
                         $950,001 - $1,050,000       18.36
                         $1,050,001 - $1,150,000      0.99
                         $1,150,001 - $1,250,000      1.59
                         $1,250,001 - $1,350,000      0.59
                         $1,450,001 - $1,550,000      0.67
                                                   -------
                         Total:                     100.00%
                                                   =======

Average: $520,058.47
Lowest: $111,100.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                         CUT-OFF BALANCE           PERCENT
                         -----------------------   -------
                         $50,001 - $150,000           0.34%
                         $150,001 - $250,000          2.78
                         $250,001 - $350,000          8.01
                         $350,001 - $450,000         23.19
                         $450,001 - $550,000         15.26
                         $550,001 - $650,000         14.23
                         $650,001 - $750,000          3.84
                         $750,001 - $850,000          6.49
                         $850,001 - $950,000          4.05
                         $950,001 - $1,050,000       17.97
                         $1,050,001 - $1,150,000      0.99
                         $1,150,001 - $1,250,000      1.59
                         $1,250,001 - $1,350,000      0.59
                         $1,450,001 - $1,550,000      0.67
                                                   -------
                         Total:                     100.00%
                                                   =======

Average: $519,512.54
Lowest: $111,100.00
Highest: $1,492,231.88

--------------------------------------------------------------------------------

4. Lien Position

                         LIEN POSITION   PERCENT
                         -------------   -------
                         1                100.00
                                         -------%
                         Total:           100.00%
                                         =======

--------------------------------------------------------------------------------

5. Coupon

                         COUPON          PERCENT
                         -------------   -------
                         3.001 - 3.500      0.36%
                         3.501 - 4.000      0.35
                         4.001 - 4.500      6.18
                         4.501 - 5.000     23.17
                         5.001 - 5.500     36.85
                         5.501 - 6.000     29.39
                         6.001 - 6.500      3.60
                         6.501 - 7.000      0.10
                                         -------
                         Total:           100.00%
                                         =======

W.A.: 5.316%
Lowest: 3.250%
Highest: 6.875%

--------------------------------------------------------------------------------

6. Credit Score

                         CREDIT SCORE    PERCENT
                         ------------    -------
                         800 - 849          1.38%
                         750 - 799         35.12
                         700 - 749         49.81
                         650 - 699         12.78
                         600 - 649          0.45
                         N/A                0.45
                                         -------
                         Total:           100.00%
                                         =======

W.A.: 736
Lowest: 649
Highest: 821

--------------------------------------------------------------------------------

7. PMI Providers

                         PMI PROVIDERS   PERCENT
                         -------------   -------
                         NONE              98.55%
                         MGIC               0.56
                         TGRIC              0.36
                         GEMIC              0.19
                         UGRIC              0.17
                         PMIC               0.17
                                         -------
                         Total:           100.00%
                                         =======

--------------------------------------------------------------------------------

8. Product Type

                         PRODUCT TYPE              PERCENT
                         -----------------------   -------
                         3/27 1YR LIBOR - IO         39.18%
                         10/20 1YR LIBOR - IO        20.34
                         10/20 1YR CMT               14.56
                         3/27 6MO LIBOR - IO         12.57
                         10/20 1YR LIBOR              6.59
                         3/27 1YR LIBOR               5.43
                         10/20 6MO LIBOR - IO         0.38
                         3/27 6MO LIBOR               0.34
                         10/5 1YR LIBOR - IO          0.25
                         10/20 6MO LIBOR              0.19
                         3/27 1YR CMT                 0.17
                                                   -------
                         Total:                     100.00%
                                                   =======

--------------------------------------------------------------------------------

9. Index

                         INDEX        PERCENT
                         ----------   -------
                         1YR LIBOR      71.78%
                         1YR CMT        14.73
                         6MO LIBOR      13.49
                                      -------
                         Total:        100.00%
                                      =======

--------------------------------------------------------------------------------

10. Loan Purpose

                         LOAN PURPOSE          PERCENT
                         -------------------   -------
                         Purchase                79.71%
                         Refinance-Rate/Term     12.38
                         Refinance-Cashout        7.91
                                               -------
                         Total:                 100.00%
                                               =======

--------------------------------------------------------------------------------

11. Property Type

                         PROPERTY TYPE   PERCENT
                         -------------   -------
                         SFR               60.58%
                         PUD               24.27
                         Condominium        6.24
                         PUD Detached       3.43
                         Condo - Low        2.22
                         Condo - High       1.69
                         2-Family           0.76
                         PUD Attached       0.63
                         SFR-Attached       0.18
                                         -------
                         Total:           100.00%
                                         =======

--------------------------------------------------------------------------------

12. Occupancy Status

                         OCCUPANCY STATUS   PERCENT
                         ----------------   -------
                         Primary              94.67%
                         Secondary             5.33
                                            -------
                         Total:              100.00%
                                            =======

--------------------------------------------------------------------------------

13. Documentation

                         DOCUMENTATION   PERCENT
                         -------------   -------
                         Preferred         46.23%
                         Full              25.83
                         Stated Income     13.49
                         Alternative        6.71
                         Full/Alt           5.00
                         Asset Only         1.95
                         Streamline         0.63
                         Stated/VOA         0.16
                                         -------
                         Total:           100.00%
                                         =======

--------------------------------------------------------------------------------

14. State

                         STATE           PERCENT
                         -------------   -------
                         California        56.23%
                         Virginia           4.72
                         Illinois           4.22
                         Florida            3.94
                         Massachusetts      3.38
                         Other             27.52
                                         -------
                         Total:           100.00%
                                         =======

--------------------------------------------------------------------------------

15. California

                         CALIFORNIA            PERCENT
                         -------------------   -------
                         Northern California     39.53%
                         Southern California     60.47
                                               -------
                         Total:                 100.00%
                                               =======

--------------------------------------------------------------------------------

16. Zip Code

                         ZIP CODE   PERCENT
                         --------   -------
                         90077         1.20%
                         93063         0.98
                         60010         0.90
                         02116         0.90
                         20007         0.90
                         Other        95.11
                                    -------
                         Total:      100.00%
                                    =======

--------------------------------------------------------------------------------

17. Convertible Flag

                         CONVERTIBLE FLAG   PERCENT
                         ----------------   -------
                         N                   100.00%
                                            -------
                         Total:              100.00%
                                            =======

--------------------------------------------------------------------------------

18. Delinquency*

                         DELINQUENCY*   PERCENT
                         ------------   -------
                         0-29 days       100.00%
                                        -------
                         Total:          100.00%
                                        =======

* MBA method

--------------------------------------------------------------------------------

19. OLTV

                         OLTV             PERCENT
                         --------------   -------
                         <= 20.00            0.45%
                         20.01 - 30.00       0.45
                         30.01 - 40.00       1.57
                         40.01 - 50.00       5.50
                         50.01 - 60.00       8.19
                         60.01 - 70.00      15.48
                         70.01 - 80.00      66.90
                         80.01 - 90.00       1.09
                         90.01 - 100.00      0.36
                                          -------
                         Total:            100.00%
                                          =======

W.A.: 72.29%
Lowest: 19.61%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

                         CUT-OFF LTV      PERCENT
                         --------------   -------
                         <= 20.00            0.45%
                         20.01 - 30.00       0.45
                         30.01 - 40.00       1.57
                         40.01 - 50.00       5.50
                         50.01 - 60.00       8.57
                         60.01 - 70.00      15.10
                         70.01 - 80.00      66.90
                         80.01 - 90.00       1.09
                         90.01 - 100.00      0.36
                                          -------
                         Total:            100.00%
                                          =======

W.A.: 72.23%
Lowest: 19.58%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Prepayment Penalty Term

                     PREPAYMENT PENALTY TERM   PERCENT
                     -----------------------   -------
                     0                           98.67%
                     36                           1.33
                                               -------
                     Total:                     100.00%
                                               =======

W.A.: 0.5 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

22. Original Term

                         ORIGINAL TERM   PERCENT
                         -------------   -------
                         180                0.25%
                         360               99.75
                                         -------
                         Total:           100.00%
                                         =======

W.A.: 359.6 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                         CUT-OFF REMAINING TERM   PERCENT
                         ----------------------   -------
                         169 - 180                   0.25%
                         349 - 360                  99.75
                                                  -------
                         Total:                    100.00%
                                                  =======

W.A.: 359.0 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                         CUTOFF LOAN AGE   PERCENT
                         ---------------   -------
                         0                   58.63%
                         1 - 12              41.37
                                           -------
                         Total:             100.00%
                                           =======

W.A.: 0.6 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

25. Gross Margin

                         GROSS MARGIN   PERCENT
                         ------------   -------
                         1.875             0.38%
                         2.250            84.72
                         2.750            14.73
                         2.875             0.17
                                        -------
                         Total:          100.00%
                                        =======

W.A.: 2.323%
Lowest: 1.875%
Highest: 2.875%

--------------------------------------------------------------------------------

26. Initial Cap (ARMs)

                         INITIAL CAP (ARMS)   PERCENT
                         ------------------   -------
                         2.000                  43.93%
                         5.000                  55.05
                         6.000                   1.03
                                              -------
                         Total:                100.00%
                                              =======

W.A.: 3.692%
Lowest: 2.000%
Highest: 6.000%

--------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

                         PERIODIC CAP (ARMS)   PERCENT
                         -------------------   -------
                         1.000                   13.49%
                         2.000                   86.51
                                               -------
                         Total:                 100.00%
                                               =======

W.A.: 1.865%
Lowest: 1.000%
Highest: 2.000%

--------------------------------------------------------------------------------

28. Maximum Rate (ARMs)

                         MAXIMUM RATE (ARMS)   PERCENT
                         -------------------   -------
                         9.001 - 10.000           4.08%
                         10.001 - 11.000         62.33
                         11.001 - 12.000         32.31
                         12.001 - 13.000          1.28
                                               -------
                         Total:                 100.00%
                                               =======

W.A.: 10.894%
Lowest: 9.250%
Highest: 12.875%

--------------------------------------------------------------------------------

29. Cutoff Rollterm

                         CUTOFF ROLLTERM   PERCENT
                         ---------------   -------
                         25 - 36             57.26%
                         37 - 48              0.42
                         109 - 120           42.31
                                           -------
                         Total:             100.00%
                                           =======

W.A.: 71.0 months
Lowest: 29 months
Highest: 120 months

--------------------------------------------------------------------------------

30. Originator

                    ORIGINATOR                         PERCENT
                    --------------------------------   -------
                    Countrywide Home Loans, Inc.         66.79%
                    GreenPoint Mortgage Funding Inc.     13.49
                    National City Mortgage Company        5.16
                    Wells Fargo Home Mortgage, Inc.      14.56
                                                       -------
                    Total:                              100.00%
                                                       =======

--------------------------------------------------------------------------------

31. Servicer

                    SERVICER                           PERCENT
                    --------------------------------   -------
                    Countrywide Home Loans, Inc.         66.79%
                    GreenPoint Mortgage Funding Inc.     13.49
                    National City Mortgage Company        5.16
                    Wells Fargo Home Mortgage, Inc.      14.56
                                                       -------
                    Total:                              100.00%
                                                       =======

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof

(including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                                   BAFC 2004-B
                            Crossed Groups 3,4 and 5

                                  1,253 records
                              Balance: 376,718,988

--------------------------------------------------------------------------------

1. Original Balance

                                                PERCENT
                         NUMBER    AGGREGATE   OF LOANS     AVERAGE
                           OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.
                        MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
ORIGINAL BALANCE          LOANS     BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
----------------------- -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
<= $50,000                     4 $     144,654      0.04% $    36,194  5.510%   684   765   801    50.00%    73.80%    85.00%
$50,001 - $150,000           236    27,687,290      7.35      117,383  5.545    629   715   812    33.33     80.02    102.65
$150,001 - $250,000          344    67,716,808     17.98      196,915  5.480    621   710   817    30.31     77.75    100.00
$250,001 - $350,000          270    80,601,969     21.40      298,696  5.493    620   705   803    16.32     77.79     95.00
$350,001 - $450,000          207    81,460,774     21.62      393,650  5.611    620   704   800    42.38     76.03     95.00
$450,001 - $550,000           89    43,901,740     11.65      493,415  5.607    619   703   801    22.00     75.37     80.00
$550,001 - $650,000           58    34,858,875      9.25      601,112  5.488    624   702   797    36.11     70.95     89.78
$650,001 - $750,000           15    10,590,634      2.81      706,232  5.634    648   702   779    41.47     68.22     80.00
$750,001 - $850,000            6     4,690,785      1.25      782,267  5.568    629   701   760    65.00     72.38     80.00
$850,001 - $950,000            7     6,164,962      1.64      881,818  5.585    625   675   714    55.53     68.91     80.00
$950,001 - $1,050,000         11    10,966,375      2.91      997,124  5.389    662   713   786    58.99     69.76     78.23
$1,150,001 - $1,250,000        1     1,197,500      0.32    1,197,500  5.000    699   699   699    50.00     50.00     50.00
$1,250,001 - $1,350,000        4     5,236,622      1.39    1,309,550  5.718    695   725   754    65.00     71.26     80.00
$1,450,001 - $1,550,000        1     1,500,000      0.40    1,500,000  5.375    761   761   761    45.45     45.45     45.45
                        -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
Total:                     1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%
                        ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========

                            W.A.
                         REMAINING W.A.
                          TERM TO  LOAN
ORIGINAL BALANCE         MATURITY  AGE
-----------------------  --------- ----
<= $50,000                     279    1
$50,001 - $150,000             358    2
$150,001 - $250,000            358    2
$250,001 - $350,000            358    2
$350,001 - $450,000            359    0
$450,001 - $550,000            359    0
$550,001 - $650,000            360    0
$650,001 - $750,000            360    0
$750,001 - $850,000            359    1
$850,001 - $950,000            334    1
$950,001 - $1,050,000          360    0
$1,150,001 - $1,250,000        360    0
$1,250,001 - $1,350,000        360    0
$1,450,001 - $1,550,000        360    0
                         --------- ----
Total:                         358    1
                         ========= ====

Average: $300,767.43
Lowest: $24,650.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Cut-Off Balance

                                                PERCENT
                         NUMBER    AGGREGATE   OF LOANS     AVERAGE
                           OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.
                        MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
CUT-OFF BALANCE          LOANS     BALANCE      BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
----------------------- -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
<= $50,000                     4 $     144,654      0.04% $    36,194  5.510%   684   765   801    50.00%    73.80%    85.00%
$50,001 - $150,000           236    27,687,290      7.35      117,383  5.545    629   715   812    33.33     80.02    102.65
$150,001 - $250,000          344    67,716,808     17.98      196,915  5.480    621   710   817    30.31     77.75    100.00
$250,001 - $350,000          270    80,601,969     21.40      298,696  5.493    620   705   803    16.32     77.79     95.00
$350,001 - $450,000          207    81,460,774     21.62      393,650  5.611    620   704   800    42.38     76.03     95.00
$450,001 - $550,000           89    43,901,740     11.65      493,415  5.607    619   703   801    22.00     75.37     80.00
$550,001 - $650,000           58    34,858,875      9.25      601,112  5.488    624   702   797    36.11     70.95     89.78
$650,001 - $750,000           15    10,590,634      2.81      706,232  5.634    648   702   779    41.47     68.22     80.00
$750,001 - $850,000            6     4,690,785      1.25      782,267  5.568    629   701   760    65.00     72.38     80.00
$850,001 - $950,000            7     6,164,962      1.64      881,818  5.585    625   675   714    55.53     68.91     80.00
$950,001 - $1,050,000         11    10,966,375      2.91      997,124  5.389    662   713   786    58.99     69.76     78.23
$1,150,001 - $1,250,000        1     1,197,500      0.32   1 ,197,500  5.000    699   699   699    50.00     50.00     50.00
$1,250,001 - $1,350,000        4     5,236,622      1.39   1 ,309,550  5.718    695   725   754    65.00     71.26     80.00
$1,450,001 - $1,550,000        1     1,500,000      0.40   1 ,500,000  5.375    761   761   761    45.45     45.45     45.45
                        -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
Total:                     1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%
                        ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========

                            W.A.
                         REMAINING W.A.
                          TERM TO  LOAN
CUT-OFF BALANCE          MATURITY  AGE
-----------------------  --------- ----
<= $50,000                     279    1
$50,001 - $150,000             358    2
$150,001 - $250,000            358    2
$250,001 - $350,000            358    2
$350,001 - $450,000            359    0
$450,001 - $550,000            359    0
$550,001 - $650,000            360    0
$650,001 - $750,000            360    0
$750,001 - $850,000            359    1
$850,001 - $950,000            334    1
$950,001 - $1,050,000          360    0
$1,150,001 - $1,250,000        360    0
$1,250,001 - $1,350,000        360    0
$1,450,001 - $1,550,000        360    0
                         --------- ----
Total:                         358    1
                         ========= ====

Average: $300,653.62
Lowest: $24,567.91
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Lien Position

                                   PERCENT
            NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
              OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
LIEN       MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
POSITION    LOANS     BALANCE      BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1             1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
           -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
           ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

4. Coupon

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
                  OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
COUPON          LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------------  -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
3.501 - 4.000         6 $   1,993,162      0.53% $   332,232  3.915%   628   693   753    63.16%    71.46%    80.00%       359    1
4.001 - 4.500        21     7,602,751      2.02      362,068  4.403    631   699   794    46.54     70.45     95.00        359    1
4.501 - 5.000       145    49,706,683     13.19      342,863  4.890    621   712   802    30.31     74.19     95.00        359    1
5.001 - 5.500       495   139,765,170     37.10      282,463  5.362    619   706   817    33.33     75.66     95.00        359    1
5.501 - 6.000       468   134,488,496     35.70      287,507  5.778    620   703   805    16.32     76.37    102.65        357    1
6.001 - 6.500        99    35,177,124      9.34      355,457  6.267    622   710   797    22.00     75.62    100.00        358    1
6.501 - 7.000        18     7,495,781      1.99      416,516  6.821    672   713   771    49.02     77.27     90.00        360    0
7.001 - 7.500         1       489,820      0.13      489,820  7.250    727   727   727    80.00     80.00     80.00        360    0
               -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
               ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 5.538%
Lowest: 3.625%
Highest: 7.250%

--------------------------------------------------------------------------------

5. Credit Score

                                    PERCENT
             NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
               OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
CREDIT      MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
SCORE        LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
---------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
800 - 849         13 $   3,008,747      0.80% $   231,546  5.296%   800   803   817    50.00%    70.90%    90.00%       356    1
750 - 799        264    73,811,065     19.59      279,763  5.515    750   770   798    30.31     75.00     90.00        359    1
700 - 749        397   115,849,917     30.75      291,945  5.613    700   723   749    16.32     76.42    102.65        357    1
650 - 699        446   143,381,604     38.06      321,558  5.503    650   677   699    35.71     75.14     95.00        359    1
600 - 649        132    40,533,655     10.76      307,146  5.503    619   637   649    36.11     76.53     95.00        359    1
N/A                1       134,000      0.04      134,000  5.625  *****     0     0    89.33     89.33     89.33        357    3
            -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
            ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 706
Lowest: 619
Highest: 817

--------------------------------------------------------------------------------

6. PMI Providers

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
                  OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
PMI            MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
PROVIDERS       LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
NONE              1,063 $ 338,625,372     89.89% $   318,677  5.528%   619   708   817    16.32%    73.95%    80.31%       358    1
PMIC                 47     8,758,261      2.32      186,408  5.621    635   697   802    85.00     90.20     95.00        358    1
UGRIC                40     7,606,865      2.02      190,288  5.723    623   685   782    81.53     89.98    102.65        358    2
RMIC                 38     7,454,453      1.98      196,253  5.639    620   682   781    85.00     91.62    100.00        358    2
GEMIC                19     4,725,630      1.25      248,799  5.618    621   668   703    82.95     89.26     95.00        359    1
MGIC                 16     3,341,564      0.89      208,932  5.460    636   698   779    84.33     90.78     95.00        359    1
RGIC                 17     3,256,393      0.86      191,588  5.390    630   691   795    85.00     91.45     95.00        358    2
TGRIC                11     2,250,400      0.60      204,629  5.543    640   689   727    87.00     91.52     95.00        359    1
CMAC                  2       700,050      0.19      350,025  6.245    642   665   691    84.88     89.72     94.99        360    0
               -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
               ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

7. Product Type

                                            PERCENT
                     NUMBER    AGGREGATE   OF LOANS     AVERAGE
                       OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.
                    MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
PRODUCT TYPE         LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
------------------- -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
5/25 1YR LIBOR - IO      631 $ 154,323,798     40.97% $   244,614  5.588%   620   703   817    30.31%    77.45%   100.00%
3/27 1YR LIBOR - IO      338   137,850,417     36.59      407,845  5.426    619   706   802    22.00     74.29     95.00
5/25 1YR LIBOR           196    54,805,072     14.55      280,070  5.712    629   722   800    16.32     74.81    102.65
3/27 1YR LIBOR            76    25,943,755      6.89      341,572  5.449    622   696   812    46.86     74.07     95.00
5/10 1YR LIBOR             3     1,160,400      0.31      389,267  5.926    667   706   716    65.00     66.22     70.18
3/27 1YR CMT               3     1,101,162      0.29      367,301  4.938    628   662   694    69.12     77.07     88.78
5/15 1YR LIBOR - IO        2       669,403      0.18      334,750  5.864    705   707   711    52.08     58.92     70.00
5/20 1YR LIBOR             1       451,348      0.12      452,000  6.000    753   753   753    80.00     80.00     80.00
5/25 1YR CMT               1       349,066      0.09      349,406  6.125    635   635   635    95.00     95.00     95.00
3/12 1YR LIBOR             2        64,568      0.02       32,325  5.368    684   756   801    50.00     63.32     85.00
                    -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
Total:                 1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%
                    ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========

                        W.A.
                     REMAINING W.A.
                      TERM TO  LOAN
PRODUCT TYPE         MATURITY  AGE
-------------------  --------- ----
5/25 1YR LIBOR - IO        358    2
3/27 1YR LIBOR - IO        360    0
5/25 1YR LIBOR             359    1
3/27 1YR LIBOR             359    1
5/10 1YR LIBOR             178    2
3/27 1YR CMT               359    1
5/15 1YR LIBOR - IO        239    1
5/20 1YR LIBOR             299    1
5/25 1YR CMT               359    1
3/12 1YR LIBOR             180    0
                     --------- ----
Total:                     358    1
                     ========= ====

--------------------------------------------------------------------------------

8. Index

                                    PERCENT
             NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
               OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
            MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
INDEX        LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
---------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
1YR LIBOR      1,249 $ 375,268,760     99.62% $   300,569  5.539%   619   706   817    16.32%    75.60%   102.65%       358    1
1YR CMT            4     1,450,228      0.38      362,827  5.224    628   655   694    69.12     81.39     95.00        359    1
            -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
            ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

9. Loan Purpose

                                            PERCENT
                     NUMBER    AGGREGATE   OF LOANS     AVERAGE
                       OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.
                    MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
LOAN PURPOSE         LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
------------------- -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
Purchase                 748 $ 230,314,063     61.14% $   308,021  5.547%   620   712   808    44.25%    78.37%   102.65%
Refinance-Cashout        306    90,799,932     24.10      296,845  5.549    619   700   817    16.32     71.29     95.00
Refinance-Rate/Term      199    55,604,993     14.76      279,534  5.479    620   690   812    22.00     71.35     95.00
                    -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
Total:                 1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%
                    ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========

                        W.A.
                     REMAINING W.A.
                      TERM TO  LOAN
LOAN PURPOSE         MATURITY  AGE
-------------------  --------- ----
Purchase                   358    1
Refinance-Cashout          358    1
Refinance-Rate/Term        358    1
                     --------- ----
Total:                     358    1
                     ========= ====

--------------------------------------------------------------------------------

10. Property Type

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
                  OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
PROPERTY       MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
TYPE            LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
SFR                 726 $ 213,033,615     56.55% $   293,584  5.539%   619   706   817    22.00%    75.14%   102.65%       358    1
Condominium         168    49,400,145     13.11      294,110  5.550    621   717   808    46.59     77.23     95.00        359    1
PUD                  90    45,832,238     12.17      509,280  5.536    620   694   801    44.25     73.73     94.99        360    0
PUD Detached        166    40,962,343     10.87      246,839  5.488    620   701   803    16.32     78.03     95.00        358    2
PUD Attached         56    10,861,433      2.88      194,040  5.463    632   712   798    59.10     80.02     95.00        358    2
2-Family             20     9,030,038      2.40      451,595  5.526    624   719   797    49.02     73.01     90.00        356    0
3-Family             10     3,715,021      0.99      371,523  5.974    622   724   777    62.83     76.20     95.00        360    0
4-Family              9     2,580,833      0.69      286,900  5.686    669   714   788    56.52     72.99     90.00        359    1
Townhouse             8     1,303,321      0.35      162,948  5.545    657   709   797    50.00     69.97     80.31        357    3
               -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
               ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

11. Occupancy Status

                                                PERCENT
             NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
               OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
OCCUPANCY   MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
STATUS       LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
---------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Primary          940 $ 303,454,010     80.55% $   322,941  5.509%   619   702   817    16.32%    75.74%   102.65%       358    1
Investor         252    55,865,605     14.83      221,798  5.678    622   728   812    22.00     75.11     90.00        358    1
Secondary         61    17,399,374      4.62      285,313  5.585    620   705   797    43.28     75.28     90.00        359    1
            -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
            ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

12. Documentation

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
                  OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
DOCUMENTATION   LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------------  -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Reduced             268 $ 129,817,580     34.46% $   484,428  5.594%   619   704   801    22.00%    72.99%    95.00%       360    0
Full                349    82,005,557     21.77      235,006  5.452    620   680   805    33.33     77.65    102.65        358    2
Full/Alt            256    55,362,618     14.70      216,386  5.302    620   722   812    40.00     78.59    100.00        357    1
Stated              134    41,145,274     10.92      307,619  5.798    642   720   800    16.32     74.45     90.00        353    2
Stated/VOA           92    20,692,444      5.49      225,010  5.577    640   720   800    47.44     77.58     95.00        357    1
NINA                 38    15,630,849      4.15      411,384  5.839    640   715   801    46.25     75.23     90.00        360    0
Rapid                71    14,803,714      3.93      208,534  5.481    664   739   817    30.31     74.58    100.00        358    2
Preferred            18     8,667,099      2.30      481,506  5.290    702   734   792    70.00     78.38     80.00        360    0
Alternative          13     5,043,370      1.34      387,978  5.382    631   661   741    64.64     77.54     95.00        360    0
VOA/No Ratio         12     2,490,483      0.66      207,650  5.621    674   723   789    54.05     82.85     95.00        359    1
Other                 2     1,060,000      0.28      530,000  5.501    677   686   699    50.80     66.27     89.38        360    0
               -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
               ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

13. State

                                     PERCENT
              NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
                OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
             MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
STATE         LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
----------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
California        432 $ 168,384,219     44.70% $   389,924  5.546%   620   708   817    16.32%    74.07%    95.00%       359    1
Florida           125    32,080,685      8.52      256,805  5.590    623   705   803    30.31     74.82    102.65        354    1
Nevada             86    25,928,661      6.88      301,528  5.657    620   700   801    46.25     76.83     95.00        359    1
Virginia           71    19,006,108      5.05      267,761  5.412    636   708   795    52.08     78.60     95.00        354    1
Maryland           75    16,167,455      4.29      215,644  5.379    621   704   798    46.40     79.82    100.00        359    1
Other             464   115,151,860     30.57      248,272  5.526    619   705   812    22.00     76.77    100.00        358    1
             -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:          1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
             ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

14. California

                                            PERCENT
                     NUMBER    AGGREGATE   OF LOANS     AVERAGE
                       OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.
                    MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
CALIFORNIA           LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
------------------- -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
Northern California      157 $  57,733,083     34.29% $   367,858  5.544%   620   713   817    42.38%    76.11%    95.00%
Southern California      275   110,651,136     65.71      402,521  5.548    620   705   805    16.32     73.01     95.00
                    -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
Total:                   432 $ 168,384,219    100.00% $   389,924  5.546%   620   708   817    16.32%    74.07%    95.00%
                    ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========

                        W.A.
                     REMAINING W.A.
                      TERM TO  LOAN
CALIFORNIA           MATURITY  AGE
-------------------  --------- ----
Northern California        359    1
Southern California        359    1
                     --------- ----
Total:                     359    1
                     ========= ====

--------------------------------------------------------------------------------

15. Zip Code

                                PERCENT
         NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
           OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
ZIP     MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CODE     LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-----   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
92101         15 $   6,057,003      1.61% $   403,800  5.348%   699   733   792    75.00%    79.53%    80.00%       360    0
89052          8     3,660,988      0.97      457,654  6.116    669   707   760    79.84     79.98     80.00        360    0
93012          2     2,269,500      0.60    1,135,539  5.264    680   715   741    70.00     75.78     80.00        359    1
92660          3     2,160,622      0.57      720,208  5.627    659   671   680    41.47     58.88     69.50        360    0
89131          4     2,055,200      0.55      513,800  5.457    635   699   764    78.13     79.55     80.00        360    0
Other      1,221   360,515,675     95.70      295,378  5.536    619   706   817    16.32     75.59    102.65        358    1
        -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:     1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
        ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

16. Convertible Flag

                                      PERCENT
               NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
                 OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
CONVERTIBLE   MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
FLAG           LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-----------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
N                1,246 $ 375,105,936     99.57% $   301,161  5.538%   619   706   817    16.32%    75.62%   102.65%       358    1
Y                    7     1,613,052      0.43      230,629  5.501    639   763   789    48.81     77.92     89.99        359    1
              -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:           1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
              ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

--------------------------------------------------------------------------------

17. Delinquency*

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
                  OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
DELINQUENCY*    LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0-29 days         1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
               -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
               ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

* MBA method

--------------------------------------------------------------------------------

18. OLTV

                                        PERCENT
                 NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
                   OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
                MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
OLTV             LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------------- -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
<= 20.00               1 $     309,351      0.08% $   310,000  5.750%   734   734   734    16.32%    16.32%    16.32%       358    2
20.01 - 30.00          1       550,000      0.15      550,000  6.125    733   733   733    22.00     22.00     22.00        360    0
30.01 - 40.00          5     1,212,800      0.32      242,640  5.282    645   685   777    30.31     35.05     40.00        359    1
40.01 - 50.00         24     8,988,885      2.39      374,642  5.344    626   704   801    40.30     46.16     50.00        358    1
50.01 - 60.00         51    18,250,959      4.84      358,227  5.433    620   700   801    50.71     55.47     60.00        357    1
60.01 - 70.00        155    65,227,078     17.31      421,024  5.528    619   705   801    60.47     67.29     70.00        356    1
70.01 - 80.00        825   243,981,217     64.76      295,824  5.542    620   710   817    70.04     78.52     80.00        359    1
80.01 - 90.00        125    25,170,973      6.68      201,467  5.657    620   698   802    80.31     88.22     90.00        359    1
90.01 - 100.00        65    12,892,502      3.42      198,381  5.536    621   666   744    90.97     94.87    100.00        358    2
100.01 - 103.00        1       135,223      0.04      135,500  5.875    701   701   701   102.65    102.65    102.65        358    2
                -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
                ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 75.63%
Lowest: 16.32%
Highest: 102.65%

--------------------------------------------------------------------------------

19. Cut-Off LTV

                                        PERCENT
                 NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
                   OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
                MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
CUT-OFF LTV      LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------------- -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
<= 20.00               1 $     309,351      0.08% $   310,000  5.750%   734   734   734    16.32%    16.32%    16.32%       358    2
20.01 - 30.00          1       550,000      0.15      550,000  6.125    733   733   733    22.00     22.00     22.00        360    0
30.01 - 40.00          5     1,212,800      0.32      242,640  5.282    645   685   777    30.31     35.05     40.00        359    1
40.01 - 50.00         24     8,988,885      2.39      374,642  5.344    626   704   801    40.30     46.16     50.00        358    1
50.01 - 60.00         51    18,250,959      4.84      358,227  5.433    620   700   801    50.71     55.47     60.00        357    1
60.01 - 70.00        156    65,426,358     17.37      419,608  5.528    619   705   801    60.47     67.30     70.18        356    1
70.01 - 80.00        824   243,781,938     64.71      295,941  5.542    620   710   817    70.04     78.52     80.00        359    1
80.01 - 90.00        125    25,170,973      6.68      201,467  5.657    620   698   802    80.31     88.22     90.00        359    1
90.01 - 100.00        65    12,892,502      3.42      198,381  5.536    621   666   744    90.97     94.87    100.00        358    2
100.01 - 103.00        1       135,223      0.04      135,500  5.875    701   701   701   102.65    102.65    102.65        358    2
                -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
                ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 75.60%
Lowest: 16.28%
Highest: 102.44%

--------------------------------------------------------------------------------

20. Prepayment Penalty Term

                                     PERCENT
              NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
PREPAYMENT      OF       CURRENT       BY       ORIGINAL    W.A.    MIN.  W.A.  MAX.   MIN.      W.A.      MAX.    REMAINING W.A.
PENALTY      MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
TERM          LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
----------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0               1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
             -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:          1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
             ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

21. Original Term

                                       PERCENT
                NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
                  OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.     MAX.     REMAINING W.A.
               MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
ORIGINAL TERM   LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------------  -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
180                   5 $   1,224,968      0.33% $   246,490  5.897%   667   709   801    50.00%    66.07%    85.00%       178    2
240                   2       669,403      0.18      334,750  5.864    705   707   711    52.08     58.92     70.00        239    1
300                   1       451,348      0.12      452,000  6.000    753   753   753    80.00     80.00     80.00        299    1
360               1,245   374,373,269     99.38      300,809  5.535    619   706   817    16.32     75.68    102.65        359    1
               -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:            1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
               ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 359.1 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

                                    PERCENT
             NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
CUT-OFF        OF       CURRENT       BY       ORIGINAL    W.A.    MIN.  W.A.  MAX.   MIN.      W.A.      MAX.    REMAINING W.A.
REMAINING   MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
TERM         LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
---------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
169 - 180          5 $   1,224,968      0.33% $   246,490  5.897%   667   709   801    50.00%    66.07%    85.00%       178    2
229 - 240          2       669,403      0.18      334,750  5.864    705   707   711    52.08     58.92     70.00        239    1
289 - 300          1       451,348      0.12      452,000  6.000    753   753   753    80.00     80.00     80.00        299    1
349 - 360      1,245   374,373,269     99.38      300,809  5.535    619   706   817    16.32     75.68    102.65        359    1
            -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:         1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
            ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 358.1 months
Lowest: 178 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

                                 PERCENT
          NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
CUTOFF      OF       CURRENT        BY      ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.      MAX.    REMAINING W.A.
LOAN     MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
AGE       LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
0             326 $ 147,609,575     39.18% $   452,790  5.546%   619   701   802    22.00%    73.44%    95.00%       360    0
1 - 12        927   229,109,413     60.82      247,305  5.532    620   709   817    16.32     77.04    102.65        357    2
         -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:      1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
         ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 1.0 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

24. Gross Margin

                                 PERCENT
          NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
            OF       CURRENT       BY       ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.      MAX.    REMAINING W.A.
GRASS    MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
MARGIN    LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
2.250         876 $ 292,211,763     77.57% $   333,688  5.573%   619   702   817    16.32%    74.73%   102.65%       358    1
2.750         372    82,465,408     21.89      221,798  5.392    620   720   812    40.00     78.57    100.00        358    1
2.875           1       400,000      0.11      400,000  7.000    732   732   732    84.75     84.75     84.75        360    0
3.125           1       342,000      0.09      342,000  7.000    706   706   706    90.00     90.00     90.00        360    0
3.250           2       950,750      0.25      475,375  5.775    657   662   668    79.00     79.56     80.00        359    1
3.625           1       349,066      0.09      349,406  6.125    635   635   635    95.00     95.00     95.00        359    1
         -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:      1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
         ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 2.365%
Lowest: 2.250%
Highest: 3.625%

--------------------------------------------------------------------------------

25. Initial Cap (ARMs)

                                  PERCENT
           NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
INITIAL      OF       CURRENT       BY       ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.      MAX.    REMAINING W.A.
CAP       MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
(ARMs)     LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
-------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
2.000          411 $ 161,121,201     42.77% $   392,065  5.420%   619   703   812    22.00%    74.24%    95.00%       360    0
5.000          834   211,759,087     56.21      254,058  5.624    620   708   817    16.32     76.68    102.65        357    1
6.000            8     3,838,700      1.02      479,838  5.662    669   728   788    65.00     75.51     80.00        359    1
          -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:       1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
          ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 3.727%
Lowest: 2.000%
Highest: 6.000%

--------------------------------------------------------------------------------

26. Periodic Cap (ARMs)

                                   PERCENT
            NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
PERIODIC      OF       CURRENT       BY       ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.      MAX.    REMAINING W.A.
CAP        MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
(ARMs)      LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
2.000         1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
           -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
           ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

27. Maximum Rate (ARMs)

                                        PERCENT
                 NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
                   OF       CURRENT       BY       ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.      MAX.    REMAINING W.A.
MAXIMUM         MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
RATE (ARMs)      LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------------- -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
8.001 - 9.000          2 $     563,490      0.15% $   281,745  4.000%   644   660   672    63.16%    72.64%    79.68%       356    4
9.001 - 10.000        62    18,981,662      5.04      306,247  4.789    621   708   795    30.31     73.89     95.00        359    1
10.001 - 11.000      805   209,715,069     55.67      260,654  5.440    620   708   817    16.32     76.13    102.65        357    1
11.001 - 12.000      344   128,887,870     34.21      374,745  5.695    619   703   812    36.11     75.31    100.00        359    0
12.001 - 13.000       40    18,570,898      4.93      464,299  6.357    622   708   797    22.00     74.01     90.00        360    0
                -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:             1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
                ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 10.972%
Lowest: 9.000%
Highest: 13.000%

--------------------------------------------------------------------------------

28. Cutoff Rollterm

                                   PERCENT
            NUMBER    AGGREGATE   OF LOANS     AVERAGE                                                              W.A.
              OF       CURRENT       BY       ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.      MAX.    REMAINING W.A.
CUTOFF     MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL   TERM TO  LOAN
ROLLTERM    LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV     MATURITY  AGE
--------   -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
25 - 36         416 $ 163,711,901     43.46% $   393,581  5.425%   619   704   812    22.00%    74.30%    95.00%       360    0
37 - 48           3     1,248,000      0.33      416,000  5.575    711   723   745    52.81     71.29     80.00        360    0
49 - 60         834   211,759,087     56.21      254,058  5.624    620   708   817    16.32     76.68    102.65        357    1
           -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------  --------- ----
Total:        1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%       358    1
           ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========  ========= ====

W.A.: 48.5 months
Lowest: 33 months
Highest: 60 months

--------------------------------------------------------------------------------

29. Originator

                                                       PERCENT
                                NUMBER    AGGREGATE   OF LOANS     AVERAGE
                                  OF       CURRENT       BY       ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.      MAX.
                               MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
ORIGINATOR                      LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
------------------------------ -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
Bank of America, NA                 539 $ 125,504,651     33.32% $   233,008  5.591%   620   703   817    16.32%    76.95%   102.65%
Countrywide Home Loans, Inc.        348   171,043,790     45.40      491,543  5.567    619   701   801    22.00     73.28     95.00
National City Mortgage Company      366    80,170,547     21.28      219,162  5.389    620   721   812    40.00     78.57    100.00
                               -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
Total:                            1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%
                               ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========

                                   W.A.
                                REMAINING W.A.
                                 TERM TO  LOAN
ORIGINATOR                      MATURITY  AGE
------------------------------  --------- ----
Bank of America, NA                   356    2
Countrywide Home Loans, Inc.          360    0
National City Mortgage Company        357    1
                                --------- ----
Total:                                358    1
                                ========= ====

--------------------------------------------------------------------------------

30. Servicer

                                                       PERCENT
                                NUMBER    AGGREGATE   OF LOANS     AVERAGE
                                  OF       CURRENT       BY       ORIGINAL    W.A.    MIN.  W.A.  MAX.    MIN.     W.A.      MAX.
                               MORTGAGE   PRINCIPAL   PRINCIPAL   PRINCIPAL  GROSS   FICO  FICO  FICO  ORIGINAL  ORIGINAL  ORIGINAL
SERVICER                        LOANS      BALANCE     BALANCE     BALANCE   COUPON  SCORE SCORE SCORE   LTV       LTV       LTV
------------------------------ -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
Bank of America, NA                 539 $ 125,504,651     33.32% $   233,008  5.591%   620   703   817    16.32%    76.95%   102.65%
Countrywide Home Loans, Inc.        348   171,043,790     45.40      491,543  5.567    619   701   801    22.00     73.28     95.00
National City Mortgage Company      366    80,170,547     21.28      219,162  5.389    620   721   812    40.00     78.57    100.00
                               -------- ------------- ---------  ----------- ------  ----- ----- ----- --------  --------  --------
Total:                            1,253 $ 376,718,988    100.00% $   300,767  5.538%   619   706   817    16.32%    75.63%   102.65%
                               ======== ============= =========  =========== ======  ===== ===== ===== ========  ========  ========

                                  W.A.
                               REMAINING W.A.
                                TERM TO  LOAN
SERVICER                       MATURITY  AGE
------------------------------ --------- ----
Bank of America, NA                  356    2
Countrywide Home Loans, Inc.         360    0
National City Mortgage Company       357    1
                               --------- ----
Total:                               358    1
                               ========= ====

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                                   BAFC 2004-B
                            Crossed Groups 3,4 and 5
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $376,718,988.10
Loan Count: 1,253
Cut-Off Date: 2004-10-01
Avg. Loan Balance: $300,653.62
Avg. Orig. Balance: $300,767.43
W.A. FICO: 706
W.A. Orig. LTV: 75.63%
W.A. Cut-Off LTV: 75.60%
W.A. Gross Coupon: 5.5375%
W.A. Net Coupon: 5.1982%
W.A. Svcg Fee: 0.3314%
W.A. Trustee Fee: 0.0060%
W.A. LPMI: 0.0019%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 OLTV: 10.14%
% over 100 OLTV: 0.04%
% with PMI: 10.11%
% over 80 with PMI: 99.72%
W.A. MI Coverage: 24.99%
W.A. MI Adjusted LTV: 73.29%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.61%

* FICO not available for 1 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                         ORIGINAL BALANCE           PERCENT
                         -----------------------    -------
                         <= $50,000                    0.04%
                         $50,001 - $150,000            7.35
                         $150,001 - $250,000          17.98
                         $250,001 - $350,000          21.40
                         $350,001 - $450,000          21.62
                         $450,001 - $550,000          11.65
                         $550,001 - $650,000           9.25
                         $650,001 - $750,000           2.81
                         $750,001 - $850,000           1.25
                         $850,001 - $950,000           1.64
                         $950,001 - $1,050,000         2.91
                         $1,150,001 - $1,250,000       0.32
                         $1,250,001 - $1,350,000       1.39
                         $1,450,001 - $1,550,000       0.40
                                                    -------
                         Total:                      100.00%
                                                    =======

Average: $300,767.43
Lowest: $24,650.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                         CUT-OFF BALANCE            PERCENT
                         -----------------------    -------
                         <= $50,000                    0.04%
                         $50,001 - $150,000            7.35
                         $150,001 - $250,000          17.98
                         $250,001 - $350,000          21.40
                         $350,001 - $450,000          21.62
                         $450,001 - $550,000          11.65
                         $550,001 - $650,000           9.25
                         $650,001 - $750,000           2.81
                         $750,001 - $850,000           1.25
                         $850,001 - $950,000           1.64
                         $950,001 - $1,050,000         2.91
                         $1,150,001 - $1,250,000       0.32
                         $1,250,001 - $1,350,000       1.39
                         $1,450,001 - $1,550,000       0.40
                                                    -------
                         Total:                      100.00%
                                                    =======

Average: $300,653.62
Lowest: $24,567.91
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

                            LIEN POSITION    PERCENT
                            -------------    -------
                            1                 100.00%
                                             -------
                            Total:            100.00%
                                             =======

--------------------------------------------------------------------------------

5. Coupon

                            COUPON           PERCENT
                            -------------    -------
                            3.501 - 4.000       0.53%
                            4.001 - 4.500       2.02
                            4.501 - 5.000      13.19
                            5.001 - 5.500      37.10
                            5.501 - 6.000      35.70
                            6.001 - 6.500       9.34
                            6.501 - 7.000       1.99
                            7.001 - 7.500       0.13
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 5.538%
Lowest: 3.625%
Highest: 7.250%

--------------------------------------------------------------------------------

6. Credit Score

                            CREDIT SCORE     PERCENT
                            ------------     -------
                            800 - 849           0.80%
                            750 - 799          19.59
                            700 - 749          30.75
                            650 - 699          38.06
                            600 - 649          10.76
                            N/A                 0.04
                                             -------
                            Total:            100.00%
                                             =======

W.A.: 706
Lowest: 619
Highest: 817

--------------------------------------------------------------------------------

7. PMI Providers

                            PMI PROVIDERS      PERCENT
                            -------------      -------
                            NONE                 89.89%
                            PMIC                  2.32
                            UGRIC                 2.02
                            RMIC                  1.98
                            GEMIC                 1.25
                            MGIC                  0.89
                            RGIC                  0.86
                            TGRIC                 0.60
                            CMAC                  0.19
                                               -------
                            Total:              100.00%
                                               =======

--------------------------------------------------------------------------------

8. Product Type

                         PRODUCT TYPE             PERCENT
                         -------------------      -------
                         5/25 1YR LIBOR - IO        40.97%
                         3/27 1YR LIBOR - IO        36.59
                         5/25 1YR LIBOR             14.55
                         3/27 1YR LIBOR              6.89
                         5/10 1YR LIBOR              0.31
                         3/27 1YR CMT                0.29
                         5/15 1YR LIBOR - IO         0.18
                         5/20 1YR LIBOR              0.12
                         5/25 1YR CMT                0.09
                         3/12 1YR LIBOR              0.02
                                                  -------
                         Total:                    100.00%
                                                  =======

--------------------------------------------------------------------------------

9. Index

                            INDEX           PERCENT
                            ---------       -------
                            1YR LIBOR         99.62%
                            1YR CMT            0.38
                                            -------
                            Total:           100.00%
                                            =======

--------------------------------------------------------------------------------

10. Loan Purpose

                         LOAN PURPOSE            PERCENT
                         -------------------     -------
                         Purchase                  61.14%
                         Refinance-Cashout         24.10
                         Refinance-Rate/Term       14.76
                                                 -------
                         Total:                   100.00%
                                                 =======

--------------------------------------------------------------------------------

11. Property Type

                            PROPERTY TYPE      PERCENT
                            -------------      -------
                            SFR                  56.55%
                            Condominium          13.11
                            PUD                  12.17
                            PUD Detached         10.87
                            PUD Attached          2.88
                            2-Family              2.40
                            3-Family              0.99
                            4-Family              0.69
                            Townhouse             0.35
                                               -------
                            Total:              100.00%
                                               =======

--------------------------------------------------------------------------------

12. Occupancy Status

                         OCCUPANCY STATUS      PERCENT
                         ----------------      -------
                         Primary                 80.55%
                         Investor                14.83
                         Secondary                4.62
                                               -------
                         Total:                 100.00%
                                               =======

--------------------------------------------------------------------------------

13. Documentation

                         DOCUMENTATION       PERCENT
                         -------------       -------
                         Reduced               34.46%
                         Full                  21.77
                         Full/Alt              14.70
                         Stated                10.92
                         Stated/VOA             5.49
                         NINA                   4.15
                         Rapid                  3.93
                         Preferred              2.30
                         Alternative            1.34
                         VOA/No Ratio           0.66
                         Other                  0.28
                                             -------
                         Total:               100.00%
                                             =======

--------------------------------------------------------------------------------

14. State

                            STATE         PERCENT
                            ----------    -------
                            California      44.70%
                            Florida          8.52
                            Nevada           6.88
                            Virginia         5.05
                            Maryland         4.29
                            Other           30.57
                                          -------
                            Total:         100.00%
                                          =======

--------------------------------------------------------------------------------

15. California

                         CALIFORNIA             PERCENT
                         -------------------    -------
                         Northern California      34.29%
                         Southern California      65.71
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

16. Zip Code

                            ZIP CODE      PERCENT
                            --------      -------
                            92101            1.61%
                            89052            0.97
                            93012            0.60
                            92660            0.57
                            89131            0.55
                            Other           95.70
                                          -------
                            Total:         100.00%
                                          =======

--------------------------------------------------------------------------------

17. Convertible Flag

                         CONVERTIBLE FLAG     PERCENT
                         ----------------     -------
                         N                      99.57%
                         Y                       0.43
                                              -------
                         Total:                100.00%
                                              =======

--------------------------------------------------------------------------------

18. Delinquency*

                            DELINQUENCY*     PERCENT
                            ------------     -------
                            0-29 days         100.00%
                                             -------
                            Total:            100.00%
                                             =======

* MBA method

--------------------------------------------------------------------------------

19. OLTV

                         OLTV               PERCENT
                         ---------------    -------
                         <= 20.00              0.08%
                         20.01 - 30.00         0.15
                         30.01 - 40.00         0.32
                         40.01 - 50.00         2.39
                         50.01 - 60.00         4.84
                         60.01 - 70.00        17.31
                         70.01 - 80.00        64.76
                         80.01 - 90.00         6.68
                         90.01 - 100.00        3.42
                         100.01 - 103.00       0.04
                                            -------
                         Total:              100.00%
                                            -------

W.A.: 75.63%
Lowest: 16.32%
Highest: 102.65%

--------------------------------------------------------------------------------

20. Cut-Off LTV

                         CUT-OFF LTV        PERCENT
                         ---------------    -------
                         <= 20.00              0.08%
                         20.01 - 30.00         0.15
                         30.01 - 40.00         0.32
                         40.01 - 50.00         2.39
                         50.01 - 60.00         4.84
                         60.01 - 70.00        17.37
                         70.01 - 80.00        64.71
                         80.01 - 90.00         6.68
                         90.01 - 100.00        3.42
                         100.01 - 103.00       0.04
                                            -------
                         Total:              100.00%
                                            =======

W.A.: 75.60%
Lowest: 16.28%
Highest: 102.44%

--------------------------------------------------------------------------------

21. Prepayment Penalty Term

                    PREPAYMENT PENALTY TERM       PERCENT
                    -----------------------       -------
                    0                              100.00%
                                                  -------
                    Total:                         100.00%
                                                  =======

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

22. Original Term

                         ORIGINAL TERM      PERCENT
                         -------------      -------
                         180                   0.33%
                         240                   0.18
                         300                   0.12
                         360                  99.38
                                            -------
                         Total:              100.00%
                                            =======

W.A.: 359.1 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    CUT-OFF REMAINING TERM       PERCENT
                    ----------------------       -------
                    169 - 180                       0.33%
                    229 - 240                       0.18
                    289 - 300                       0.12
                    349 - 360                      99.38
                                                 -------
                    Total:                        100.00%
                                                 =======

W.A.: 358.1 months
Lowest: 178 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                         CUTOFF LOAN AGE      PERCENT
                         ---------------      -------
                         0                      39.18%
                         1 - 12                 60.82
                                              -------
                         Total:                100.00%
                                              =======

W.A.: 1.0 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

25. Gross Margin

                         GROSS MARGIN      PERCENT
                         ------------      -------
                         2.250               77.57%
                         2.750               21.89
                         2.875                0.11
                         3.125                0.09
                         3.250                0.25
                         3.625                0.09
                                           -------
                         Total:             100.00%
                                           =======

W.A.: 2.365%
Lowest: 2.250%
Highest: 3.625%

--------------------------------------------------------------------------------

26. Initial Cap (ARMs)

                         INITIAL CAP (ARMs)    PERCENT
                         ------------------    -------
                         2.000                   42.77%
                         5.000                   56.21
                         6.000                    1.02
                                               -------
                         Total:                 100.00%
                                               =======

W.A.: 3.727%
Lowest: 2.000%
Highest: 6.000%

--------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

                         PERIODIC CAP (ARMs)      PERCENT
                         -------------------      -------
                         2.000                     100.00%
                                                  -------
                         Total:                    100.00%
                                                  =======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

28. Maximum Rate (ARMs)

                         MAXIMUM RATE (ARMs)         PERCENT
                         -------------------         -------
                         8.001 - 9.000                  0.15%
                         9.001 - 10.000                 5.04
                         10.001 - 11.000               55.67
                         11.001 - 12.000               34.21
                         12.001 - 13.000                4.93
                                                     -------
                         Total:                       100.00%
                                                     =======

W.A.: 10.972%
Lowest: 9.000%
Highest: 13.000%

--------------------------------------------------------------------------------

29. Cutoff Rollterm

                         CUTOFF ROLLTERM    PERCENT
                         ---------------    -------
                         25 - 36              43.46%
                         37 - 48               0.33
                         49 - 60              56.21
                                            -------
                         Total:              100.00%
                                            =======

W.A.: 48.5 months
Lowest: 33 months
Highest: 60 months

--------------------------------------------------------------------------------

30. Originator

                    ORIGINATOR                        PERCENT
                    ------------------------------    -------
                    Bank of America, NA                 33.32%
                    Countrywide Home Loans, Inc.        45.40
                    National City Mortgage Company      21.28
                                                      -------
                    Total:                             100.00%
                                                      =======

--------------------------------------------------------------------------------

31. Servicer

                    SERVICER                           PERCENT
                    ------------------------------     -------
                    Bank of America, NA                  33.32%
                    Countrywide Home Loans, Inc.         45.40
                    National City Mortgage Company       21.28
                                                       -------
                    Total:                             100.00%
                                                       =======

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                                   BAFC 2004-B
                                   Total Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $854,879,345.02
Loan Count: 2,572
Cut-off Date: 2004-10-01
Avg. Loan Balance: $332,379.22
Avg. Orig. Balance: $332,559.62
W.A. FICO: 714
W.A. Orig. LTV: 74.83%
W.A. Cut-Off LTV: 74.79%
W.A. Gross Coupon: 5.1212%
W.A. Net Coupon: 4.7963%
W.A. Svcg Fee: 0.3159%
W.A. Trustee Fee: 0.0060%
W.A. LPMI: 0.0030%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 6.01%
% over 100 OLTV: 0.02%
% with PMI: 6.00%
% over 80 with PMI: 99.80%
W.A. MI Coverage: 25.26%
W.A. MI Adjusted LTV: 73.41%
% Second Lien: 0.00%
% with Prepay Penalty: 6.89%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.00%

* FICO not available for 2 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                         ORIGINAL BALANCE           PERCENT
                         -----------------------    -------
                         <= $50,000                    0.06%
                         $50,001 - $150,000            6.01
                         $150,001 - $250,000          14.22
                         $250,001 - $350,000          17.23
                         $350,001 - $450,000          21.07
                         $450,001 - $550,000          13.17
                         $550,001 - $650,000          10.76
                         $650,001 - $750,000           3.21
                         $750,001 - $850,000           2.86
                         $850,001 - $950,000           1.97
                         $950,001 - $1,050,000         7.19
                         $1,050,001 - $1,150,000       0.26
                         $1,150,001 - $1,250,000       0.69
                         $1,250,001 - $1,350,000       0.77
                         $1,450,001 - $1,550,000       0.53
                                                    -------
                         Total:                      100.00%
                                                    =======

Average: $332,559.62
Lowest: $10,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                         CUT-OFF BALANCE            PERCENT
                         -----------------------    -------
                         <= $50,000                    0.06%
                         $50,001 - $150,000            6.01
                         $150,001 - $250,000          14.24
                         $250,001 - $350,000          17.20
                         $350,001 - $450,000          21.07
                         $450,001 - $550,000          13.17
                         $550,001 - $650,000          10.76
                         $650,001 - $750,000           3.21
                         $750,001 - $850,000           2.96
                         $850,001 - $950,000           1.97
                         $950,001 - $1,050,000         7.10
                         $1,050,001 - $1,150,000       0.26
                         $1,150,001 - $1,250,000       0.69
                         $1,250,001 - $1,350,000       0.77
                         $1,450,001 - $1,550,000       0.53
                                                    -------
                         Total:                      100.00%
                                                    =======

Average: $332,379.22
Lowest: $10,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

                         LIEN POSITION    PERCENT
                         -------------    -------
                         1                 100.00%
                                          -------
                         Total:            100.00%
                                          =======

--------------------------------------------------------------------------------

5. Coupon

                         COUPON           PERCENT
                         -------------    -------
                         0.501 - 1.000       4.51%
                         1.001 - 1.500       3.08
                         1.501 - 2.000       2.02
                         2.001 - 2.500       0.47
                         2.501 - 3.000       0.09
                         3.001 - 3.500       0.33
                         3.501 - 4.000       1.31
                         4.001 - 4.500       2.81
                         4.501 - 5.000      12.79
                         5.001 - 5.500      27.59
                         5.501 - 6.000      30.00
                         6.001 - 6.500      10.96
                         6.501 - 7.000       3.24
                         7.001 - 7.500       0.73
                         7.501 - 8.000       0.03
                         8.001 - 8.500       0.04
                                          -------
                         Total:            100.00%
                                          =======

W.A.: 5.121%
Lowest: 1.000%
Highest: 8.125%

--------------------------------------------------------------------------------

6. Credit Score

                         CREDIT SCORE     PERCENT
                         ------------     -------
                         800 - 849           0.95%
                         750 - 799          23.64
                         700 - 749          35.55
                         650 - 699          31.83
                         600 - 649           7.89
                         N/A                 0.13
                                          -------
                         Total:            100.00%
                                          =======

W.A.: 714
Lowest: 609
Highest: 821

--------------------------------------------------------------------------------

7. PMI Providers

                         PMI PROVIDERS    PERCENT
                         -------------    -------
                         NONE               94.00%
                         PMIC                1.42
                         UGRIC               1.00
                         RMIC                0.87
                         MGIC                0.62
                         GEMIC               0.61
                         RGIC                0.61
                         TGRIC               0.48
                         CMAC                0.38
                         GE                  0.02
                                          -------
                         Total:            100.00%
                                          =======

--------------------------------------------------------------------------------

8. Product Type

                         PRODUCT TYPE               PERCENT
                         --------------------       -------
                         3/27 1YR LIBOR - IO          26.27%
                         5/25 1YR LIBOR - IO          18.05
                         COFI 1MO                     11.55
                         3/27 6MO LIBOR - IO          11.25
                         10/20 1YR LIBOR - IO          8.52
                         5/25 1YR LIBOR                6.41
                         3/27 1YR LIBOR                4.44
                         10/20 1YR CMT                 3.96
                         5/25 6MO LIBOR - IO           3.37
                         10/20 1YR LIBOR               2.64
                         6MO LIBOR                     1.07
                         7/23 1YR LIBOR - IO           0.61
                         3/27 6MO LIBOR                0.54
                         5/25 6MO LIBOR                0.29
                         7/23 1YR LIBOR                0.25
                         3/27 1YR CMT                  0.17
                         10/20 6MO LIBOR - IO          0.15
                         5/10 1YR LIBOR                0.14
                         5/15 1YR LIBOR - IO           0.08
                         10/5 1YR LIBOR - IO           0.06
                         Other                         0.17
                                                    -------
                         Total:                      100.00%
                                                    =======

--------------------------------------------------------------------------------

9. Index

                         INDEX            PERCENT
                         ---------        -------
                         1YR LIBOR          67.53%
                         6MO LIBOR          16.75
                         COFI 1MO           11.55
                         1YR CMT             4.17
                                          -------
                         Total:            100.00%
                                          =======

--------------------------------------------------------------------------------

10. Loan Purpose

                         LOAN PURPOSE            PERCENT
                         -------------------     -------
                         Purchase                  66.08%
                         Refinance-Cashout         20.16
                         Refinance-Rate/Term       13.76
                                                 -------
                         Total:                   100.00%
                                                 =======

--------------------------------------------------------------------------------

11. Property Type

                         PROPERTY TYPE    PERCENT
                         -------------    -------
                         SFR                58.09%
                         PUD                15.69
                         Condominium         8.56
                         PUD Detached        7.73
                         2-Family            3.03
                         Condo - Low         1.89
                         PUD Attached        1.80
                         4-Family            1.18
                         3-Family            0.95
                         Condo - High        0.44
                         SFR-Attached        0.21
                         Townhouse           0.15
                         PUD - 4 units       0.08
                         Condo - Mid         0.08
                         PUD - 2 units       0.07
                         Condo - Site        0.06
                                          -------
                         Total:           100.00%
                                          =======

--------------------------------------------------------------------------------

12. Occupancy Status

                         OCCUPANCY STATUS      PERCENT
                         ----------------      -------
                         Primary                 81.36%
                         Investor                14.49
                         Secondary                4.15
                                               -------
                         Total:                 100.00%
                                               =======

--------------------------------------------------------------------------------

13. Documentation

                         DOCUMENTATION    PERCENT
                         -------------    -------
                         Reduced            26.21%
                         Full               22.26
                         Preferred          13.18
                         Stated Income      12.52
                         Full/Alt            8.31
                         Stated              4.81
                         Alternative         3.95
                         Stated/VOA          2.72
                         Rapid               2.16
                         NINA                1.94
                         Other               1.94
                                          -------
                         Total:            100.00%
                                          =======

--------------------------------------------------------------------------------

14. State

                            STATE         PERCENT
                            ----------    -------
                            California      49.43%
                            Florida          6.29
                            Nevada           4.99
                            Virginia         4.38
                            Maryland         3.26
                            Other           31.65
                                          -------
                            Total:         100.00%
                                          =======

--------------------------------------------------------------------------------

15. California

                         CALIFORNIA             PERCENT
                         -------------------    -------
                         Northern California      37.59%
                         Southern California      62.41
                                                -------
                         Total:                  100.00%
                                                =======

--------------------------------------------------------------------------------

16. Zip Code

                            ZIP CODE      PERCENT
                            --------      -------
                            92101            1.00%
                            89052            0.62
                            93063            0.42
                            90077            0.41
                            95758            0.39
                            Other           97.17
                                          -------
                            Total:         100.00%
                                          =======

--------------------------------------------------------------------------------

17. Convertible Flag

                         CONVERTIBLE FLAG     PERCENT
                         ----------------     -------
                         N                      99.78%
                         Y                       0.22
                                              -------
                         Total:                100.00%
                                              =======

--------------------------------------------------------------------------------

18. Delinquency*

                         DELINQUENCY*     PERCENT
                         ------------     -------
                         0-29 days         100.00%
                                          -------
                         Total:            100.00%
                                          =======

* MBA method

--------------------------------------------------------------------------------

19. OLTV

                         OLTV               PERCENT
                         ---------------    -------
                         <= 20.00              0.15%
                         20.01 - 30.00         0.23
                         30.01 - 40.00         0.75
                         40.01 - 50.00         2.99
                         50.01 - 60.00         5.56
                         60.01 - 70.00        15.41
                         70.01 - 80.00        68.90
                         80.01 - 90.00         4.07
                         90.01 - 100.00        1.92
                         100.01 - 103.00       0.02
                                            -------
                         Total:              100.00%
                                            =======

W.A.: 74.83%
Lowest: 4.55%
Highest: 102.65%

--------------------------------------------------------------------------------

20. Cut-Off LTV

                         CUT-OFF LTV        PERCENT
                         ---------------    -------
                         <= 20.00              0.15%
                         20.01 - 30.00         0.23
                         30.01 - 40.00         0.75
                         40.01 - 50.00         3.10
                         50.01 - 60.00         5.54
                         60.01 - 70.00        15.41
                         70.01 - 80.00        68.81
                         80.01 - 90.00         4.07
                         90.01 - 100.00        1.92
                         100.01 - 103.00       0.02
                                            -------
                         Total:              100.00%
                                            =======

W.A.: 74.79%
Lowest: 4.55%
Highest: 102.44%

--------------------------------------------------------------------------------

21. Prepayment Penalty Term

                    PREPAYMENT PENALTY TERM       PERCENT
                    -----------------------       -------
                    0                               93.11%
                    12                               0.04
                    36                               6.40
                    42                               0.03
                    60                               0.42
                                                  -------
                    Total:                         100.00%
                                                  =======

W.A.: 2.6 months
Lowest: 0 months
Highest: 60 months

--------------------------------------------------------------------------------

22. Original Term

                         ORIGINAL TERM    PERCENT
                         -------------    -------
                         180                 0.21%
                         240                 0.08
                         300                 0.11
                         360                99.61
                                          -------
                         Total:            100.00%
                                          =======

W.A.: 359.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    CUT-OFF REMAINING TERM       PERCENT
                    ----------------------       -------
                    169 - 180                       0.21%
                    229 - 240                       0.08
                    289 - 300                       0.11
                    337 - 348                       0.10
                    349 - 360                      99.51
                                                 -------
                    Total:                        100.00%
                                                 =======

W.A.: 358.6 months
Lowest: 178 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                         CUTOFF LOAN AGE      PERCENT
                         ---------------      -------
                         0                      46.67%
                         1 - 12                 53.23
                         13 - 24                 0.10
                                              -------
                         Total:                100.00%
                                              =======

W.A.: 0.8 months
Lowest: 0 months
Highest: 14 months

--------------------------------------------------------------------------------

25. Gross Margin

                         GROSS MARGIN         PERCENT
                         -------------        -------
                         1.501 - 2.000           0.10%
                         2.001 - 2.500          61.83
                         2.501 - 3.000          31.62
                         3.001 - 3.500           5.77
                         3.501 - 4.000           0.61
                         4.001 - 4.500           0.07
                                              -------
                         Total:                100.00%
                                              =======

W.A.: 2.483%
Lowest: 1.875%
Highest: 4.350%

--------------------------------------------------------------------------------

26. Initial Cap (ARMs)

                         INITIAL CAP (ARMs)    PERCENT
                         ------------------    -------
                         0.000                   11.55%
                         1.000                    1.07
                         2.000                   30.22
                         5.000                   56.45
                         6.000                    0.71
                                               -------
                         Total:                 100.00%
                                               =======

W.A.: 3.480%
Lowest: 0.000%
Highest: 6.000%

--------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

                         PERIODIC CAP (ARMs)   PERCENT
                         -------------------   -------
                         0.000                   11.55%
                         1.000                   16.75
                         2.000                   71.70
                                               -------
                         Total:                 100.00%
                                               =======

W.A.: 1.602%
Lowest: 0.000%
Highest: 2.000%

--------------------------------------------------------------------------------

28. Maximum Rate (ARMs)

                         MAXIMUM RATE (ARMs)   PERCENT
                         -------------------   -------
                         8.001 - 9.000            0.12%
                         9.001 - 10.000          15.78
                         10.001 - 11.000         45.73
                         11.001 - 12.000         30.28
                         12.001 - 13.000          7.72
                         13.001 - 14.000          0.36
                                               -------
                         Total:                 100.00%
                                               =======

W.A.: 10.935%
Lowest: 8.325%
Highest: 13.500%

--------------------------------------------------------------------------------

29. Cutoff Rollterm

                         CUTOFF ROLLTERM       PERCENT
                         ---------------       -------
                         1 - 12                  12.62%
                         25 - 36                 42.43
                         37 - 48                  0.36
                         49 - 60                 28.34
                         73 - 84                  0.87
                         109 - 120               15.30
                         121 or greater           0.09
                                               -------
                         Total:                 100.00%
                                               =======

W.A.: 51.0 months
Lowest: 1 months
Highest: 121 months

--------------------------------------------------------------------------------

30. Originator

                    ORIGINATOR                          PERCENT
                    --------------------------------    -------
                    Bank of America, NA                   15.81%
                    Countrywide Home Loans, Inc.          53.23
                    GreenPoint Mortgage Funding Inc.      15.68
                    National City Mortgage Company        11.51
                    Wells Fargo Home Mortgage, Inc.        3.77
                                                        -------
                    Total:                               100.00%
                                                        =======

--------------------------------------------------------------------------------

31. Servicer

                    SERVICER                            PERCENT
                    --------------------------------    -------
                    Bank of America, NA                   15.81%
                    Countrywide Home Loans, Inc.          53.23
                    GreenPoint Mortgage Funding Inc.      15.68
                    National City Mortgage Company        11.51
                    Wells Fargo Home Mortgage, Inc.        3.77
                                                        -------
                    Total:                               100.00%
                                                        =======

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such
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employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold
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reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of
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the issuer in connection with the proposed transaction.